Exhibit 10.63

ARA ALLIANCE, PURCHASE AND PRODUCTION AGREEMENT

BY AND BETWEEN

MARTEK BIOSCIENCES CORPORATION

AND

DSM FOOD SPECIALTIES B.V.

Dated as of April 19, 2004

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

TABLE OF CONTENTS

1. INTRODUCTION	1
2. DEFINITIONS	3
3. SUPPLY, PRODUCTION AND ORDERS	15
3.1 Martek Requirements for ARA Products	15
3.2 Production	15
3.3 Martek Production	17
3.4 DSM Production	18
3.5 Martek Three Year Rolling Forecasts; Martek Firm Orders	20
3.6 DSM Three Year Rolling Forecasts; DSM Firm Orders	21
3.7 Delivery Instructions	22
3.8 Shipment	22
3.9 Order Fulfillment	23
3.10 Limitation on Breach	23
4. QUALITY AND VERIFICATION	25
4.1 Verification of Production	25
4.2 Certification of Analysis	25
4.3 Specification and Specification Variance Changes	26
4.4 Verification of Production when Specifications Change	27
4.5 Inspection	27
4.6 Manufacturing Changes	27
4.7 ARA Product Non-Conformity Procedure; Rework and Destruction	28
4.8 Compliance	29
4.9 Disclaimers	29
5. MARKETING	31
5.1 Expansion of Fields of Use	31
5.2 Customer Contracts	31
5.3 Priority of ARA Marketing	32
5.4 Special Arrangements with MFN Customers	33
5.5 Notification and Challenge Procedure	33
6. FINANCIAL MATTERS	36
6.1 Amounts Payable to DSM	36
6.2 Reduction of DSM Costs	41
6.3 Deviations from Budget	42
6.4 Unabsorbed Costs; Unabsorbed Depreciation Costs	43
6.5 Maximum Price to Martek; Equalization Reserve	43
6.6 Startup Costs	44

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

ARA Alliance, Purchase and Production Agreement

6.7 Interest Charges for Inventory	44
6.8 DSM-Assisted IF Customer Fee	45
6.9 Martek Proprietary Technology Royalty	45
6.10 [Reserved]	45
6.11 Invoices and Payment	45
6.12 Margin Protection	46
6.13 Renegotiation of Pricing Arrangement	47
6.14 Reporting of Production Costs	47
6.15 Adjustment for Changes in Extraction and/or RBD Yields	47
6.16 Books and Records	47
6.17 Technology Transfer Fee	48
6.18 Break Up Fee	48
7. PRODUCT DEVELOPMENTS AND PATENTS	49
7.1 R&D Collaboration	49
7.2 Intellectual Property Rights	52
7.3 Prosecution, Maintenance and Enforcement	55
7.4 Intellectual Property Licenses	59
7.5 Technology Transfers	61
8. ORGANIZATION	62
8.1 Formation of the Committee	62
8.2 Meetings of the Committee	62
8.3 Status Reports of the Committee	62
8.4 Authority of the Committee	62
8.5 Deadlock Within a Committee	63
8.6 Deadlock Within the Committee Over Factual Matters	63
8.7 Deadlock Within the Committee Over Non-Factual Matters	64
8.8 External Communication	64
9. TERM; TERMINATION; DAMAGES	65
9.1 Term	65
9.2 Termination for Cause	65
9.3 Effect of Expiration and Termination on Intellectual Property Rights	67
9.4 Other Effects of Termination; Damages; Cap	69
9.5 Limitation of Liability	72
10. GENERAL	73
10.1 [Reserved]	73
10.2 Confidential Information	73
10.3 Survival	73
10.4 Trademarks	74
10.5 Disputes; Arbitration	74

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

ARA Alliance, Purchase and Production Agreement

10.6 Regulatory Matters	76
10.7 Assignment; Delegation	76
10.8 Amendments and Waivers	76
10.9 Severability	76
10.10 Relationship of the Parties	76
10.11 Notices	76
10.12 Governing Law	78
10.13 Force Majeure	78
10.14 No Waivers	78
10.15 Entire Agreement	78
10.16 Counterparts	78
10.17 Guarantees	78
10.18 [Reserved]	79
10.19 Termination of Prior Alliance Agreement	79
10.20 Hierarchy of Documents	79

SCHEDULES
Schedule 2.12 ARA Assay Procedure
Schedule 2.17 Biomass Specifications
Schedule 2.28 Crude Oil Specifications
Schedule 2.45 DSM Costs
Schedule 2.50 DSM Patents
Schedule 2.51 DSM Know-how
Schedule 2.62 Excluded Subject Matter
Schedule 2.67 Finished Oil Specifications
Schedule 2.75 *
Schedule 2.98 Martek Costs
Schedule 2.101 Martek Patents
Schedule 2.102 Martek Know-how
Schedule 2.111 *
Schedule 4.2(a) DSM Certificate of Analysis
Schedule 4.2(b) Martek Certificate of Analysis
Schedule 4.6 Manufacturing Changes
Schedule 6.15 Yield Assumptions
Schedule 7.2(a)(i) Martek Non-Challengeable Patents
Schedule 7.2(b)(i) DSM Patent Oppositions
Schedule 7.2(b)(ii) Martek Patent Oppositions
Schedule 10.19 Termination Agreement

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

ARA Alliance, Purchase and Production Agreement

MARTEK BIOSCIENCES CORPORATION
DSM FOOD SPECIALTIES BV

ARA ALLIANCE, PURCHASE AND PRODUCTION AGREEMENT

     This Agreement (the “Agreement”) is made and entered into this 19th day of April, 2004 (the “Signing Date”), but with an effect as of and as though entered into on January 1, 2004 (the “Effective Date”) by and between DSM Food Specialties B.V., a Besloten Vennootschap organized under the laws of the Netherlands with its principal place of business at A. Fleminglaan 1, 2613 AX Delft, the Netherlands (“DSM”) and MARTEK BIOSCIENCES CORPORATION, a corporation organized under the laws of the State of Delaware with its principal place of business at 6480 Dobbin Road, Columbia, Maryland 21045 (“Martek”) who, intending to be legally bound, hereby agree as follows:

1. INTRODUCTION

     1.1 Martek and DSM have developed certain complementary (and, in some cases, blocking) technology for the production, refining, and blending of arachidonic acid for use in infant formula to meet the nutritional needs of infants and as a potential nutritional supplement and/or food ingredient for young children, pregnant and lactating women, and adults generally. Martek owns technology related to the manufacture and use of arachidonic acid and has certain issued patents and patents pending throughout the world, claiming (a) certain processes for the manufacture of arachidonic acid, (b) certain compounds and (c) certain uses; and DSM owns technology related to the manufacture of arachidonic acid and has certain issued patents and pending patent applications throughout the world, claiming (a) certain processes for the manufacture of arachidonic acid, (b) certain formulations for that product, (c) certain compounds and (d) certain applications. Martek has also obtained certain governmental regulatory approvals for the use of arachidonic acid in infant formula.

     1.2 Martek has limited access to capital and only a few product lines and, consequently, does not have the financial or human resources or the physical facilities for large, scale- and location-efficient production of fermented fungal Biomass from which the Crude Oil form of arachidonic acid is extracted. For a number of years, Martek has relied for such production upon a fermentation facility in Capua, Italy, which is owned by an Affiliate of DSM. That facility is no longer sufficient to meet projected demand. Nor, given the demand from Martek’s customers whose end-users are located in North America and other non-European locations, will it be cost-efficient or prudent, due to the need for multiple production sites, to conduct fermentation only in Capua.

     1.3 In substantial part due to the scientific and entrepreneurial efforts of Martek, the demand from infant formula manufacturers for refined and blended arachidonic acid that meets the exacting specifications for such a potentially significant contributor to infant health is growing. However, the full dimensions and precise pace of that growing demand is not readily knowable and may well be affected substantially by the development by other companies of

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

competing products and production technologies with respect to arachidonic acid, other fatty acids, and other substances, and by changing trends in the production and consumption of infant formula.

     1.4 Additionally, the possible uses and potential competing demands and sources of supply for arachidonic acid outside the infant formula, young children, and pregnant or lactating women fields are largely unexplored areas. Such uses may include (i) nutritional supplements for adults generally and (ii) products that are not for human consumption, including products for feeding or otherwise provisioning nutrients to non-human animals.

     1.5 Because of Martek’s limited size and resources and the need to concentrate its scientific and competitive efforts on the growing demand for arachidonic acid in the infant formula field and related human consumption fields, because Martek’s portfolio of intellectual property is generally focused on those fields, and because Martek’s regulatory approvals and commercial contracts with respect to arachidonic acid are essentially confined to the human applications fields, Martek is not well-positioned and is not likely to pursue other fields of use for arachidonic acid.

     1.6 By contrast, given DSM’s far larger size and resources, DSM’s existing commercial relationships with prospective customers for non-human uses, including animal and marine feed products, and DSM’s ability to take advantage of potential marketing and sales synergies, DSM is positioned to undertake the significant risks and expenses of developing possible arachidonic acid uses in those fields.

     1.7 The production and sale of arachidonic acid as contemplated herein implicates the technology and patent rights of both parties. As a result of their analyses of each other’s technology portfolios and areas of expertise, the parties have determined that the cross-licensing of the respective technology and patent rights is necessary in order to promote critical cooperation, increase the quality and quantity of output, and most efficiently utilize the complementary resources of both companies in order to expand and improve the production of arachidonic acid to meet the growing demand for its use in infant formula and to satisfy other potential demand.

     1.8 Without the intellectual property cross-licensing and the other rights and responsibilities provided for in this Agreement, and without the cooperative information-sharing, the supply commitments, the rolling demand forecasts, the joint research and development and other provisions herein, the parties would not be able or willing to expand their production and sales activities as contemplated herein.

     1.9 Without the intellectual property cross-licensing, the reciprocal capacity expansion, purchase, and supply relationships, and the other information-sharing and interdependencies contemplated by this Agreement, DSM and Martek would not be able or willing to contribute their complementary resources to cooperative marketing and joint research and development efforts to expand the applications and fields of use for arachidonic acid.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

     1.10 The parties desire to enter into this Agreement and to set forth the terms and conditions of the foregoing.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

2. DEFINITIONS

     2.1. *

     2.2. *

     2.3. “Actual Consumption Cost” shall have the meaning set forth in Section 6.1(c)(i).

     2.4. “Actual Usage” shall mean that quantity of ARA Products contained in a Martek Purchase Order for a quarter placed by Martek in accordance with Section 3.5(c) and actually delivered by DSM to Martek in accordance herewith.

     2.5. *

     2.6. *

     2.7. “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person. A Person shall be deemed to “control” another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such other Person, whether through ownership of voting securities, by contract or otherwise.

     2.8. “Agreement” shall have the meaning set forth in the preamble and shall include the Schedules.

     2.9. “Approved Expansion Plans” shall have the meaning set forth in Section 6.18(a).

     2.10. “ARA” shall mean the fatty acid called “arachidonic acid”.

     2.11. “ARA Applications for Adults” shall mean products containing ARA Products that are specifically labeled and/or marketed for persons over twelve (12) years of age, but shall not include any products containing ARA Products that are specifically labeled for pregnant and/or lactating women.

     2.12. “ARA Assay Procedure” shall mean the method to determine the content of ARA in any Biomass, Crude Oil or Finished Oil set forth in Schedule 2.12.

     2.13. “ARA Fields of Use” shall mean, with respect to Martek, the Martek ARA Fields of Use and, with respect to DSM, the DSM ARA Fields of Use.

     2.14. “ARA Products” shall mean Biomass, Soaps, Crude Oil, Finished Oil, Spent Biomass and ARA produced in any other form and/or made by any process wherein the ARA content is * of total fatty acids.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

     2.15. “ARA Research Project” shall mean any research project that relates to ARA.

     2.16. “Audited Party” shall have the meaning set forth in Section 6.16(a).

     2.17. “Biomass” shall mean fermentation product containing ARA conforming to the Specifications set forth in Schedule 2.17.

     2.18. “Blended Product” shall mean a product containing an ARA Product and one or more other long chain poly unsaturated fatty acids.

     2.19. “Breaching Party” shall have the meaning set forth in Section 9.2(b)(i)(A).

     2.20. “Break Up Fee Account” shall have the meaning set forth in Section 6.18(a).

     2.21. “Budgeted Consumption Cost” shall have the meaning set forth in Section 6.1(c).

     2.22. “Cap Price” shall have the meaning set forth in Section 6.5.

     2.23. “Capacity Dispute” shall mean the disagreement of the parties as to whether, pursuant to Section 3.3(c), a DSM Shortfall is projected based on the Martek Three Year Rolling Forecast and the DSM Three Year Rolling Production Forecast because Martek disagrees with DSM Three Year Rolling Production Forecast or otherwise.

     2.24. “cGMPs” shall mean those current good manufacturing practices that are appropriate for the manufacturer of an ingredient that is used in infant formulas and foods, feeds and pharmaceuticals and shall specifically include those FDA regulations pertaining to infant formulas and food ingredients appearing in the Code of Federal Regulations, Title 21, Parts 106 and 110, including FDA guidelines related thereto and other FDA interpretations thereof.

     2.25. “Claim” shall have the meaning set forth in Section 4.2(c).

     2.26. “Committee” shall have the meaning set forth in Section 8.1.

     2.27. “Confidential Information” shall have the meaning set forth in Section 10.2.

     2.28. “Crude Oil” shall mean an ARA Product that is collected after Extraction and that conforms to the Specifications set forth in Schedule 2.28.

     2.29. *

     2.30. “Current Year” shall have the meaning set forth in Section 6.1(a).

     2.31. *

     2.32. “Decision Date” shall have the meaning set forth in Section 5.5(b).

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

     2.33. “Declining Party” shall have the meaning set forth in Section 7.3(a)(iii).

     2.34. “DHA” shall mean the fatty acid called “docosahexanoic acid” produced by fermentation or derived from plants.

     2.35. “Disputed Fact” shall have the meaning set forth in Section 8.5.

     2.36. “Disputed Issue” shall have the meaning set forth in Section 8.7.

     2.37. “Down Stream Processing”, or “DSP”, as performed by DSM, shall mean the process of harvesting, recovery and drying of Biomass.

     2.38. “DSM” shall have the meaning set forth in the preamble.

     2.39. “DSM ARA Fields of Use” shall mean (i) any Feed Products and (ii) other uses of ARA that are not for human oral consumption or for the purpose of providing ARA as a nutrient for humans.

     2.40. “DSM ARA Field of Use Royalty” shall have the meaning set forth in Section 6.9.

     2.41. “DSM-Assisted IF Customer Fee” shall have the meaning set forth in Section 6.8.

     2.42. “DSM-Assisted Infant Formula Customers” shall have the meaning set forth in Section 5.1(a).

     2.43. “DSM Budgeted Volume” shall mean the volume of ARA Products that (i) DSM has forecasted, pursuant to Section 3.6(a), as of November 30 of a Current Year, to require Martek Services on and (ii) Martek has forecasted to perform Martek Services on and deliver to DSM in the Succeeding Year.

     2.44. “DSM Confirmation Letter” shall mean DSM’s written confirmation to Martek of a Martek Purchase Order.

     2.45. “DSM Costs” shall mean, for each calendar year, those expenses of DSM related to production of ARA Products for Martek and its Affiliates, calculated in accordance with (i) the accounting principles set forth on Schedule 2.45 and (ii) the process set forth in Article 6.

     2.46. “DSM Extraction Allocation” shall have the meaning set forth in Section 3.4(a).

     2.47. “DSM Firm Order” shall have the meaning set forth in Section 3.6(a).

     2.48. “DSM Gross Profits” shall have the meaning set forth in Section 9.4(c).

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

     2.49. “DSM Mark Up” shall have the meaning set forth in Section 6.1(a).

     2.50. “DSM Patents” shall mean (i) all the patents listed on Schedule 2.50 and all corresponding patents worldwide, including any corresponding supplemental protection certificate, substitution, renewal, division, continuation, continuation-in-part, inventors’ certificate, reissue, reexamination, extension, patent of addition, and patent of incorporation, and all counterparts thereof; and (ii) all patents which issue from applications listed on Schedule 2.50 or which issue from any corresponding patent application worldwide, including any regional or national phase application, regular or provisional application, as well as any continuation, continuation-in-part, division and renewal thereof.

     2.51. “DSM Proprietary Technology” shall mean, collectively, all (i) DSM Patents and (ii) all Know-how necessary for or useful to the manufacture, processing or use of ARA Products, including, but not limited to, the most efficient and effective fungal strains, that are, (a) as of the Effective Date, owned by DSM or any DSM Affiliate and set forth on Schedule 2.51 and (b) disclosed or required to be disclosed to Martek pursuant to Section 7.4(d).

     2.52. “DSM Purchase Order” shall mean the purchase order issued every quarter by DSM to Martek to confirm the amount indicated in a DSM Firm Order.

     2.53. “DSM R&D Patents” shall have the meaning set forth in Section 7.2(c)(i).

     2.54. “DSM RBD Services Allocation” shall have the meaning set forth in Section 3.4(b).

     2.55. “DSM Shortfall” shall mean the difference between the amount of ARA Products requested in a Martek Purchase Order and the amount of ARA Products actually delivered by DSM to Martek within fifteen (15) days of the date on which delivery is required hereunder in response to that purchase order; in each case less the balance, if any, of the Martek Allocation.

     2.56. “DSM Three Year Rolling Forecast” shall have the meaning set forth in Section 3.6(a).

     2.57. “DSM Three Year Rolling Production Forecast” shall have the meaning set forth in Section 3.5(b).

     2.58. “Effective Date” shall have the meaning specified in the preamble.

     2.59. “Enforcing Party” shall have the meaning set forth in Section 7.3(b).

     2.60. “Equalization Reserve” shall have the meaning set forth in Section 6.5.

     2.61. “Excluded Costs” shall have the meaning set forth in Schedule 2.45 as applicable to DSM Costs and Schedule 2.98 as applicable to Martek Costs.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

     2.62. “Excluded Subject Matter” shall consist of the subject matter covered by (i) all the patents listed on Schedule 2.62 and all corresponding patents worldwide, including any corresponding supplemental protection certificate, substitution, renewal, division, continuation, continuation-in-part, inventors’ certificate, reissue, reexamination, extension, patent of addition, and patent of incorporation, and all counterparts thereof; and (ii) all patents which issue from applications listed on Schedule 2.62 or which issue from any corresponding patent application worldwide, including any regional or national phase application, regular or provisional application, as well as any continuation, continuation-in-part, division and renewal thereof. “Excluded Subject Matter” shall also include all improvements and know-how related to the patents set forth in (i) and (ii) above

     2.63. “Extraction” shall mean the process of deriving Crude Oil from Biomass or fermentation broth, whether concentrated or not.

     2.64. “FCA” shall have the meaning set forth in Incoterms 2000.

     2.65. “FDA” shall mean the US Food and Drug Administration.

     2.66. “Feed Products” shall mean any products (i) for the feeding, or otherwise provisioning of nutrients, to non-human animals, including, but not limited to, mammals, fish, and birds and (ii) not intended or marketed for the purpose of providing ARA as a nutrient for humans.

     2.67. “Finished Oil” shall mean Crude Oil that has been refined, bleached and deodorized and meets the Specifications set forth on Schedule 2.67.

     2.68. “Fixed Budget Price” shall be determined as specified in Section 6.1(a).

     2.69. “Fixed Costs” shall mean those costs that do not change directly in proportion to changes in the number of Units of ARA produced and shall include, but not be limited to, the fixed portions of labor, depreciation, project costs, energy costs, insurance, local taxes, site service allocations such as production staff, maintenance, purchasing, quality assurance, and security services. Fixed Costs shall not include Variable Costs.

     2.70. “FMV” shall have the meaning set forth in Section 7.2(c)(iv)(A).

     2.71. “FOB” shall have the meaning set forth in Incoterms 2000.

     2.72. “Force Majeure Event” shall have the meaning set forth in Section 10.13.

     2.73. “Gross Profit” shall mean Net Sales less actual costs of goods of the ARA Products sold.

     2.74. *

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

     2.75. “Guaranty Agreement” shall mean an agreement in the form set forth on Schedule 2.75.

     2.76. “IBA Rules” shall have the meaning set forth in Section 10.5(a).

     2.77. “ICC Rules” shall have the meaning set forth in Section 10.5(a).

     2.78. “IP Notice” shall have the meaning set forth in Section 5.5(a).

     2.79. “IP Notice Receipt Date” shall have the meaning set forth in Section 5.5(a).

     2.80. “Improvements” shall have the meaning set forth in Section 7.4(d).

     2.81. “Included ARA Products” shall have the meaning set forth in Section 5.5(a).

     2.82. “Infant Formula Product” shall mean a human breast milk substitute formulated industrially in accordance with applicable Codex Alimentarius and/or FDA standards or other applicable regulatory bodies (a) to satisfy the total normal nutritional requirements of infants from birth up to between four (4) and six (6) months of age and adapted to their physiological characteristics or fed in addition to other foods to infants up to approximately one (1) year of age and older or (b) to satisfy the total normal nutritional requirements of infants born prematurely, as well as nutritional requirements of infants with special dietary needs.

     2.83. “Infringed Party” shall have the meaning set forth in Section 9.2(a)(ii).

     2.84. “Infringing Party” shall have the meaning set forth in Section 9.2(a)(i)(B).

     2.85. “Joint Know-how” shall have the meaning set forth in Section 7.2(c)(ii).

     2.86. “Joint Patents” shall have the meaning set forth in Section 7.2(c)(ii).

     2.87. “Joint Proprietary Technology” shall mean, collectively, the Joint Patents and the Joint Know-how.

     2.88. “Know-how” shall mean all know-how and technology (including, but not limited to, manufacturing and production processes, formulations and techniques, research and development information, methodology, drawings, specifications, designs, plans, proposals and technical data) related to ARA.

     2.89. “Know-how Records” shall have the meaning set forth in Section 7.5(c).

     2.90. “Lead Party” shall have the meaning set forth in Section 7.3(a)(i).

     2.91. “Leader “ shall have the meaning set forth in Section 8.1.

     2.92. “Manufacturing Party” shall have the meaning set forth in Section 4.4.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

     2.93. “Martek” shall have the meaning set forth in the preamble.

     2.94. “Martek Allocation” shall have the meaning set forth in Section 3.1(b).

     2.95. “Martek ARA Fields of Use” shall mean all ARA fields of use other than the DSM ARA Fields of Use.

     2.96. “Martek Budgeted Volume” shall mean the volume of ARA Products that (i) Martek has forecasted, pursuant to Section 3.5(a), as of November 30 of a Current Year, to purchase from DSM during the Succeeding Year and (ii) DSM has forecasted to produce and deliver to Martek in such Succeeding Year.

     2.97. “Martek Confirmation Letter” shall mean Martek’s written confirmation to DSM of a DSM Purchase Order.

     2.98. “Martek Costs” shall mean, for each calendar year, those expenses of Martek related to providing Martek Services to DSM and its Affiliates calculated in accordance with (i) the accounting principles set forth on Schedule 2.98 and (ii) the process set forth in Article 6.

     2.99. “Martek Expansion” shall have the meaning set forth in Section 3.3(c).

     2.100. “Martek Firm Order” shall have the meaning set forth in Section 3.5(a).

     2.101. “Martek Patents” shall mean (i) all the patents listed on Schedule 2.101 and all corresponding patents worldwide, including any corresponding supplemental protection certificate, substitution, renewal, division, continuation, continuation-in-part, inventors’ certificate, reissue, reexamination, extension, patent of addition, and patent of incorporation, and all counterparts thereof; and (ii) all patents which issue from applications listed on Schedule 2.101 or which issue from any corresponding patent application worldwide, including any regional or national phase application, regular or provisional application, as well as any continuation, continuation-in-part, division and renewal thereof.

     2.102. “Martek Proprietary Technology” shall mean, collectively, (i) all Martek Patents and (ii) all Know-how necessary for or useful to the manufacture, processing or use of ARA Products that are, (a) as of the Effective Date, owned by Martek or any Martek Affiliate and set forth on Schedule 2.102, and (b) disclosed or required to be disclosed hereunder to DSM pursuant to Section 7.4(d) including without limitation technology for the Extraction and RBD processing steps contemplated in Section 3.

     2.103. “Martek Purchase Order” shall mean the purchase order issued every quarter to confirm the amount indicated in a Martek Firm Order.

     2.104. “Martek R&D Patents” shall have the meaning set forth in Section 7.2(c)(i).

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

     2.105. “Martek Services” shall mean Extraction and/or RBD services performed hereunder by or for Martek for DSM, as requested by DSM in a DSM Purchase Order.

     2.106. “Martek Shortfall” shall mean the difference between the amount of Crude Oil or Finished Oil, as applicable, requested in a DSM Purchase Order based on the yield assumptions set forth in Schedule 6.15 and the amount of Crude Oil or Finished Oil, as applicable, actually delivered by Martek to DSM within fifteen (15) days of the date on which delivery is required hereunder in response to that purchase order; in each case less the balance, if any, of the DSM RBD Services Allocation or DSM Extraction Allocation, as applicable.

     2.107. “Martek Three Year Rolling Forecast” shall have the meaning set forth in Section 3.5(a).

     2.108. “Martek Three Year Rolling Services Forecast” shall have the meaning set forth in Section 3.6(b).

     2.109. “Material Breach” shall have the meaning set forth in Section 9.2(b)(i)(A).

     2.110. “Material Failure” shall have the meaning set forth in Section 9.2(b)(i)(A).

     2.111. *

     2.112. *

     2.113. “Net Revenues” shall mean the gross monies received from sublicensing the Joint Proprietary Technology to a non-affiliated third party minus commissions, delivery costs, sales tax and credits for refunds and returns directly related thereto.

     2.114. “Net Sales” shall mean gross monies including royalties (except the Customer ARA Production Royalty) received from sales of ARA Products minus commissions, delivery costs, sales tax and credits for refunds and returns directly related to such sales.

     2.115. “New R&D Inventions” shall have the meaning set forth in Section 7.2(c).

     2.116. “Non-Breaching Party” shall have the meaning set forth in Section 9.2(b)(i)(B).

     2.117. “Notifying Party” shall have the meaning set forth in Section 5.5(a).

     2.118. “Other ARA Applications” shall mean ARA Products that are ultimately sold for use in the Martek ARA Fields of Use, other than for Infant Formula Products, Products for Babies and ARA Applications for Adults.

     2.119. “Out of Scope Customer” shall have the meaning set forth in Section 5.2.

     2.120. “Patent Expenses” shall have the meaning set forth in Section 7.3(a)(i).

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

     2.121. “Patent Proponent Party” shall have the meaning set forth in Section 7.3(a)(ii).

     2.122. “Patent Protection Process” shall have the meaning set forth in Section 7.3(a)(i).

     2.123. “Performance Standards” shall have the meaning set forth in Section 6.1(b).

     2.124. “Person” shall mean any individual, partnership, limited liability company, joint venture, firm, corporation, association, business, trust, unincorporated organization or other enterprise or form of organization and any governmental authority.

     2.125. “Phase I Belvidere Build-out” shall mean the production capacity put in place by DSM at its Belvidere facility, consisting of * and the related DSP and support capacity that together create the Practical Capacity for the Belvidere facility for 2004 and 2005 as is set forth in Section 6.1(f).

     2.126. “PPI” shall mean the US Producer Price Index for code PC UOMFG as published by the Bureau of Labor Statistics of the United States Department of Labor.

     2.127. “Practical Capacity” shall mean, that portion of the Technical Capacity that, as determined by the Committee, is reasonably available for the production of ARA products, after taking into consideration the current production resources and organizational structure available for ARA Products that have been established by DSM and agreed to by both Martek and DSM. The Practical Capacity is the basis upon which to calculate the Fixed Costs per Unit of ARA. “Practical Capacity” shall not include any production capacity for ARA Products established or used for the purpose of manufacturing ARA Products for DSM for sales into DSM’s ARA Fields of Use.

     2.128. “Production Start-Up Costs” shall have the meaning set forth in Section 6.6.

     2.129. “Production Technology” shall mean any New R&D Inventions necessary for or useful to the manufacture of ARA in any biomass.

     2.130. “Products for Babies” shall mean any products specifically labeled and/or marketed for babies, toddlers, infants and/or children up to three (3) years of age, other than Infant Formula Products.

     2.131. *

     2.132. “Project Leader” shall have the meaning set forth in Section 7.1(c)(ii).

     2.133. “Project Plan” shall have the meaning set forth in Section 7.1(c)(ii).

     2.134. “Proponent Party” shall have the meaning set forth in Section 7.1(c)(i).

     2.135. “R&D” shall mean research and development.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

     2.136. “R&D Collaboration Goals” shall have the meaning set forth in Section 7.1(a).

     2.137. “R&D Committee” shall have the meaning set forth in Section 7.1(b).

     2.138. “R&D Contribution” shall have the meaning set forth in Section 7.1(f).

     2.139. “R&D Leader” shall have the meaning set forth in Section 7.1(b).

     2.140. “RBD” shall mean the combined processes of refining, bleaching and deodorizing Crude Oil.

     2.141. “Responding Party” shall have the meaning set forth in Section 5.5(a).

     2.142. “Returned Material” shall have the meaning set forth in Section 4.7(c).

     2.143. “Section 9.2(a) Material Breach” shall have the meaning set forth in Section 9.2(a)(i)(B).

     2.144. “Signing Date” shall have the meaning specified in the preamble.

     2.145. “Soaps” shall mean all solid matter recovered immediately following the alkali refining of Crude Oil.

     2.146. “Specifications” shall mean: (a) the product specifications for the respective ARA Products, as set forth on Schedules 2.17, 2.28, and 2.67, as applicable, which shall be deemed in all cases to require compliance with cGMPs, and the requirements for kosher certification by the Orthodox Union and for Halal certification by the Islamic Food and Nutrition Council of America or any other organization agreed upon by the parties for all of a party’s respective facilities and the facilities of any subcontractor that are used to manufacture, produce and/or package any ARA Products; (b) quality control methods and methods of analysis with respect to Biomass, Crude Oil and Finished Oil; and (c) other requirements and specifications for ARA Products as set forth in this Agreement, as amended from time to time by the Committee pursuant to Section 8 or otherwise by mutual agreement of the parties.

     2.147. “Specification Variances” shall mean the variances from the Specifications as set forth in the Specifications for the ARA Products, as amended from time to time by the Committee pursuant to Section 8.4(b) or otherwise by mutual agreement of the parties.

     2.148. “Spent Biomass” shall mean the material remaining after Extraction (such as through the use of hexane) has been completed.

     2.149. “Spent Biomass Order” shall have the meaning set forth in Section 3.2(d).

     2.150. “Sublicensable Technology” shall have the meaning set forth in Section 7.2(c)(iv).

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

     2.151. “Sublicensing Notice” shall have the meaning set forth in Section 7.2(c)(iv).

     2.152. “Sublicensing Requester” shall have the meaning set forth in Section 7.2(c)(iv).

     2.153. “Succeeding Year” shall have the meaning set forth in Section 6.1(a).

     2.154. “Technical Capacity” shall mean, DSM’s maximum calculated production capacity of ARA Products as determined by the Committee after taking into consideration the in-place production capacity potentially available for production of ARA Products and the current technologies used by the parties for the production of ARA Products. The Technical Capacity is the basis to calculate the depreciation costs per Unit of ARA. Technical Capacity shall not include any production capacity for ARA Products established or used for the purpose of supplying ARA products to DSM for sales into DSM’s ARA Fields of Use.

     2.155. “Termination Notice” shall have the meaning set forth in 5.5(c).

     2.156. “Testing Party” shall have the meaning set forth in Section 4.4.

     2.157. “Third Party Toll Manufacturers” shall mean a third party toll manufacturer whose business activity includes serving as a toll manufacturer and (A) on behalf of DSM, (i) ferments ARA Products, (ii) performs RBD services using Martek Proprietary Technology and/or Joint Proprietary Technology, or (iii) performs Extraction services using Martek Proprietary Technology and/or Joint Proprietary Technology and (iv) whose entire output of ARA Products and/or ARA Products upon which RBD and/or Extraction services has been performed is purchased by DSM, or (B) on behalf of Martek, (i) ferments ARA Products using DSM Proprietary Technology and/or Joint Proprietary Technology, or (ii) performs Extraction services using DSM Proprietary Technology and/or Joint Proprietary Technology and (iii) whose entire output of ARA Products is purchased by Martek.

     2.158. “Total Refundable Costs” shall have the meaning set forth in Section 7.1(f).

     2.159. “Transfer Procedures” shall have the meaning set forth in Section 8.4(a).

     2.160. “Unabsorbed Costs” shall mean that part of the Fixed Costs per Unit of ARA, including depreciation costs related to the Practical Capacity, that are incurred by DSM but that are not recovered by DSM because the Actual Usage is lower than the Practical Capacity.

     2.161. “Unabsorbed Depreciation Costs” shall mean that part of the depreciation costs related to the Technical Capacity, that are incurred by DSM but that are not recovered by DSM because the Practical Capacity is less than the Technical Capacity.

     2.162. “Unit of ARA” shall mean that quantity of any ARA Product that contains one (1) kilogram of pure ARA as determined by the applicable ARA Assay Procedure set forth in Schedule 2.12.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

     2.163. “Unit of DHA” shall mean that quantity of any product that contains one (1) kilogram of pure DHA as determined by AOCS Ce 1b-89 or as otherwise mutually agreed by the parties.

     2.164. “Variable Costs” shall mean those costs that change directly in proportion to changes in the number of Units of ARA produced, and shall include, but not be limited to: raw and intermediate materials, packaging, operations performed elsewhere, transportation, the variable portion of waste and effluent disposal or treatment, and the variable portion of energy costs. Variable Costs shall not include Fixed Costs.

     2.165. *

     2.166. “Cap” shall have the meaning set forth in Section 9.4(e).

     2.167. “Liable Party” shall have the meaning set forth in Section 9.4(e).

     2.168. “Losses” shall have the meaning set forth in Section 9.4(e).

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

3. SUPPLY, PRODUCTION AND ORDERS

     3.1. Martek Requirements for ARA Products.

         (a) Martek and its Affiliates will have the right to produce an unlimited amount of ARA Products directly or through one or more Third Party Toll Manufacturers.

         (b) Except as otherwise expressly set forth in Section 3.3, Martek agrees that neither it nor any of its Affiliates shall sell, directly or indirectly, in any calendar year, a combined aggregate quantity of ARA Products that contains more than forty thousand (40,000) Units of ARA, as adjusted pursuant to Section 3.1(b)(i), that are not derived from ARA Products that Martek has purchased from DSM pursuant to this Agreement (the “Martek Allocation”).

            (i) In the event of a DSM Shortfall during any calendar year, the Martek Allocation for that calendar year will be increased, during the calendar year in which such DSM Shortfall has occurred, by the number of Units of ARA necessary to meet such DSM Shortfall, and the Martek Allocation will automatically revert for the next calendar year to ARA Products containing forty thousand (40,000) Units of ARA that are not derived from ARA Products Martek has purchased from DSM pursuant to this Agreement, except as otherwise specified herein.

         (c) Except as otherwise expressly set forth in this Agreement, Martek shall purchase all of its requirements for ARA Products from DSM. Notwithstanding anything to the contrary contained in this Agreement, the parties agree that where (i) Martek has developed an ARA Product wherein the ARA content is greater than * and up to * of total fatty acids, (ii) the primary product in such ARA Product is not ARA and (iii) the Martek Allocation has been first fully used to sell such ARA Product, the parties will agree to negotiate in good faith the terms on which to permit Martek to sell such ARA Product; provided that such ARA Product shall only be sold by Martek inside the Martek ARA Fields of Use and the sale of Units of ARA contained in such ARA Product shall be subject to the Profit Sharing Fee set forth in Section 6.1(i) herein and such other terms the parties may agree upon.

     3.2. Production.

         (a) The parties acknowledge that DSM currently has fermentation and Down Stream Processing production facilities in Capua, Italy and that certain Third Party Toll Manufacturers perform Extraction services in Europe on behalf of DSM. It is understood and agreed that DSM will establish a fermentation and DSP production facility as soon as commercially practicable following the Signing Date in Belvidere, New Jersey. Martek agrees not to sell any of the Martek Allocation through December 31, 2004, except in the event of a DSM Shortfall and only to the extent of such DSM Shortfall provided that it is purchasing from DSM on a quarterly basis ARA Products that represent the entire output of the Capua facility * up to a maximum of ARA Products containing * Units of ARA. Martek agrees not to sell any

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

of the Martek Allocation from January 1, 2005 through December 31, 2006, unless it is purchasing from DSM on a quarterly basis ARA Products that represent the entire output of the Capua facility * , up to a maximum of ARA Products containing * Units of ARA per calendar year. Beginning on January 1, 2007, DSM shall use its commercially reasonable efforts to allocate production between the Capua and US production facilities so as to provide Martek with ARA Products at the lowest cost to Martek, taking into consideration production costs, freight, foreign exchange rates, customs duties and other relevant factors.

         (b) DSM agrees that it will provide fermentation and DSP for the ARA Products produced by DSM in Europe and the United States. Subject to Section 3.3(a), Martek agrees that it will itself or through one or more subcontractors perform RBD services for the ARA Products produced by DSM in Europe and in the United States for both the Martek ARA Fields of Use and the DSM ARA Fields of Use. At a time and subject to terms and conditions mutually agreed upon by the parties, Martek will establish (at its own cost) one or more facilities in Europe to perform RBD services for the ARA Products produced by DSM in Europe. DSM agrees that, except as otherwise expressly set forth in Section 3.4(b), neither it nor any of its Affiliates shall procure or accept any RBD services from any Person other than Martek.

         (c) Subject to Section 3.3(a) Martek will itself or through a third party perform Extraction for the Biomass produced by DSM in the United States and, except as otherwise permitted in Section 3.4(a), DSM agrees that neither it nor any of its Affiliates shall perform, or have performed for it (other than by Martek and its Affiliates), directly or indirectly, Extraction on any Biomass produced by DSM in the United States. The parties anticipate that Martek may establish, in its sole discretion and at its own cost, one or more facilities in Europe to perform Extraction of the Biomass produced by DSM in Europe, subject to DSM’s existing agreements with Third Party Toll Manufacturers and taking into consideration the applicable notice periods for termination of such toll arrangements. The parties agree that, until such time that Martek is capable of performing Extraction in Europe for the Biomass produced by DSM in Europe, DSM and its Affiliates will have the right, either directly or through one or more Third Party Toll Manufacturers to perform an unlimited amount of Extraction on Biomass produced by DSM in Europe. Except as otherwise expressly set forth in Section 3.4(a), DSM agrees that, after such time as Martek is capable of performing Extraction in Europe for the Biomass produced by DSM in Europe, neither it nor any of its Affiliates shall perform, or have performed for it, directly or indirectly, in any calendar year, Extraction on Biomass produced by DSM in Europe to sell (to Martek or for DSM ARA Fields of Use) a quantity of Crude Oil that is greater than that permitted pursuant to the DSM Extraction Allocation.

         (d) Two (2) weeks before the beginning of each calendar quarter, DSM may place an order with Martek for the amount (by weight or percent of total) of Spent Biomass (the “Spent Biomass Order”) produced during such calendar quarter at Martek’s facilities and at Martek’s Third Party Toll Manufacturers that DSM desires. For each calendar quarter for which Martek receives a Spent Biomass Order from DSM, Martek shall transport to and store for DSM at Martek’s production facilities an amount of Spent Biomass equal to the lesser of (i) the amount specified in such Spent Biomass Order or (ii) the total aggregate amount of Spent

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

Biomass that Martek and such Third Party Toll Manufacturers produce during such quarter. DSM shall arrange for the Spent Biomass that is the subject of a Spent Biomass Order to be removed from Martek’s premises no later than thirty (30) days following the end of the related calendar quarter, otherwise Martek shall have the right to dispose of such Spent Biomass. DSM shall pay all third party costs and shall reimburse Martek within forty-five (45) days of receipt of invoice from Martek for all of its direct costs in connection with the storage at and transportation from Martek’s production facilities of Spent Biomass that is the subject of a Spent Biomass Order including but not limited to direct costs related to salvaging Spent Biomass, but otherwise DSM shall not pay Martek or any Third Party Toll Manufacturer for such Spent Biomass; such storage and transportation costs shall not be included as DSM Costs. It is understood and agreed that Martek shall have the right to destroy or discard any Spent Biomass that is not the subject of a Spent Biomass Order or that Martek in its sole discretion determines is hazardous to store.

     3.3. Martek Production.

         (a) Subject to Martek’s rights under Section 5.5(d), Martek shall be entitled to produce ARA Products at either its own facility or at a Third Party Toll Manufacturer that shall be reasonably acceptable to DSM. Martek may produce such ARA Products at a Third Party Toll Manufacturer using the DSM Proprietary Technology and/or Production Technology, provided that such Third Party Toll Manufacturer shall be reasonably acceptable to DSM taking into consideration all the facts and circumstances, including without limitation DSM’s proprietary interests in the DSM Proprietary Technology and/or Production Technology. Martek will obtain written approval from DSM prior to using the DSM Proprietary Technology and/or Production Technology at such Third Party Toll Manufacturer for the production of such ARA Products. Upon DSM’s acceptance of any such Third Party Toll Manufacturer, Martek shall take all reasonable measures including but not limited to non-compete agreements concerning ARA with such Third Party Toll Manufacturers to protect DSM’s proprietary interests in the DSM Proprietary Technology and/or Production Technology while such DSM Proprietary Technology and/or Production Technology is being used by such Third Party Toll Manufacturer. Notwithstanding the foregoing, Martek shall discontinue using the DSM Proprietary Technology and/or Production Technology at such Third Party Toll Manufacturer if at any time following discussions with DSM either Martek or DSM reasonably determines that the continued use by such Third Party Toll Manufacturer of DSM Proprietary Technology and/or Production Technology would be reasonably likely to pose a threat to DSM’s proprietary interests in such DSM Proprietary Technology and/or Production Technology; the party making such determination shall notify the other party immediately upon making such determination and Martek shall give DSM all reasonable assistance in connection with any efforts by DSM to protect DSM’s proprietary interests in such DSM Proprietary Technology and/or Production Technology. In the event that Martek manufactures such ARA Products at its own facilities or at any Third Party Toll Manufacturer solely for purposes of responding to a DSM Shortfall using the DSM Proprietary Technology and/or Production Technology, DSM will assist Martek at Martek’s request by providing reasonable ARA manufacturing assistance to Martek and Martek shall reimburse DSM for DSM’s reasonable costs and expenses incurred in connection with providing such assistance.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

         (b) In the event DSM Shortfalls occur for * as a result of a Force Majeure Event or otherwise or are projected for the * (based on DSM’s Three Year Rolling Production Forecast under Section 3.5(b) and the Martek Three Year Rolling Forecast), the Martek Allocation shall be increased accordingly * following the date that DSM notifies Martek in good faith in writing that it is able to meet Martek’s then current Three Year Rolling Forecast. Martek will use its commercially reasonable efforts to shorten * period and purchase as much ARA Products as commercially reasonable from DSM during such period.

         (c) In the event (i) DSM Shortfalls are projected (based on DSM’s Three Year Rolling Production Forecast and the Martek Three Year Rolling Forecast) or occur for * as a result of a Force Majeure Event or otherwise, (ii) Martek has requested in writing that DSM expand its ARA production capacities by a specified volume, (iii) Martek has offered to guarantee to DSM that DSM would recoup its investment in so expanding its ARA production capacities by such volume, through the DSM Mark Up received on purchase orders by Martek for ARA Products * and (iv) DSM has not commenced construction to expand, * months of Martek’s written request (or such longer period as the parties may agree), its ARA production capacities by at least the specified volume or if DSM fails to proceed with diligence in such expansion or fails to complete such expansion * of such commencement, then Martek shall be entitled to expand its ARA production capacity and/or subcontract production of ARA Products to one or more third parties by the specified volume (the “Martek Expansion”), provided that Martek provides DSM with written notice prior to commencing construction and commences construction of such expansion or enters into a subcontracting arrangement * of its written request as referred to under (ii) herein and, in the case of expansion activities, pursues them to completion with diligence and completes such expansion * months of such commencement.

         (d) Any Martek Expansion shall permanently add to the Martek Allocation unless there is a Capacity Dispute related to such Martek Expansion. If a Capacity Dispute occurs the parties shall attempt, in good faith, to agree upon the amount of the DSM Shortfall expected pursuant to Section 3.3(c). If the parties reach agreement upon the amount of such DSM Shortfall and Martek proceeds with a Martek Expansion pursuant to Section 3.3(c), the then current Martek Allocation shall be permanently increased by the amount of such DSM Shortfall. If the parties cannot resolve the Capacity Dispute, the parties shall proceed to arbitration pursuant to Section 10.5 and the arbitrators shall determine whether, pursuant to Section 3.3(c), a DSM Shortfall is projected, and the extent of such DSM Shortfall. In making such determination, the arbitrators shall only consider the facilities dedicated to ARA production, technology, processes, formulas, and expertise that were in existence at the time the Capacity Dispute first arose and the technology, processes and formulas that were reasonably contemplated and known by the Committee at the time of the Capacity Dispute. The Martek Allocation shall be permanently increased by the amount of the DSM Shortfall as so determined by the arbitrators.

         (e) In the event that after such a Martek Expansion, Martek’s demand for ARA Products decreases resulting in a decrease of required production capacity, such decrease shall be shared pro rata by the parties.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

     3.4. DSM Production.

         (a) The parties agree that, at and after such time that Martek is capable of performing Extraction in Europe for the Biomass produced by DSM in Europe, DSM and its Affiliates will have the right, either directly or through one or more Third Party Toll Manufacturers, to continue to perform Extraction of Biomass to produce an unlimited amount of Crude Oil. DSM agrees that neither it nor any of its Affiliates shall sell, directly or indirectly, in any calendar year, a combined aggregate quantity of ARA Products that contains more than the greater of (i) forty thousand (40,000) Units of ARA or (ii) the Crude Oil requirements for the DSM ARA Fields of Use (the “DSM Extraction Allocation”) as adjusted pursuant to this Section 3.4(a), that are not derived from ARA Products upon which Martek performed Extraction services pursuant to this Agreement. In the event of a Martek Shortfall, related to Martek’s provision of Extraction services to DSM, during any calendar year, the DSM Extraction Allocation for that calendar year will be increased, during the calendar year in which such Martek Shortfall has occurred, by the number of Units of ARA necessary to meet such Martek Shortfall, and the DSM Extraction Allocation will automatically revert for the next calendar year to an amount of Crude Oil equal to the greater of (i) forty thousand (40,000) Units of ARA or (ii) the Crude Oil requirements for the DSM ARA Fields of Use. In the event Martek Shortfalls, related to Martek’s provision of Extraction services to DSM, occur for * as a result of a Force Majeure Event or otherwise or are projected for the * based on Martek’s Three Year Rolling Services Forecast under Section 3.6(b) and the DSM Three Year Rolling Forecast for Extraction services under Section 3.6(a), the DSM Extraction Allocation shall be increased accordingly until * following the date that Martek notifies DSM in good faith in writing that it is able to meet DSM’s then current Three Year Rolling Forecast for Extraction services. DSM will use its commercially reasonable efforts to shorten * and purchase as much extraction services as commercially reasonable from Martek during such period. In the event of a Martek Shortfall and upon DSM’s written request, Martek shall return to DSM the portion of ARA Products delivered by DSM pursuant to Section 3.8(b) on which Martek has not yet performed Extraction services.

         (b) DSM and its Affiliates will have the right, either directly or through one or more Third Party Toll Manufacturers, to perform RBD services on an unlimited amount of Crude Oil. Except as expressly set forth below, DSM agrees that in any calendar year neither it nor its Affiliates shall sell a combined aggregate quantity of Finished Oil into any DSM ARA Field of Use that contains more than forty thousand (40,000) Units of ARA (the “DSM RBD Services Allocation”) that are not derived from ARA Products that Martek performed RBD services on pursuant to this Agreement. In the event of a Martek Shortfall, related to Martek’s provision of RBD services to DSM, during any calendar year, the DSM RBD Services Allocation for that calendar year will be increased, during the calendar year in which such Martek Shortfall has occurred, by the number of Units of ARA necessary to meet such Martek Shortfall, and the DSM RBD Services Allocation will automatically revert for the next calendar year to an amount of Finished Oil equal to forty thousand (40,000) Units of ARA except as otherwise specified herein. In the event Martek Shortfalls, related to Martek’s provision of RBD services to DSM, occur for * as a result of a Force Majeure Event or otherwise or are projected for the * based on Martek’s Three Year Rolling Services Forecast under Section 3.6(b) and the DSM Three Year

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

Rolling Forecast under Section 3.6(a) for RBD services, the DSM RBD Services Allocation shall be increased accordingly * following the date that Martek notifies DSM in good faith in writing that it is able to meet DSM’s then current Three Year Rolling Forecast for RBD services. DSM will use its commercially reasonable efforts to shorten * and purchase as much RBD services as commercially reasonable from Martek during such period. In the event of a Martek Shortfall and upon DSM’s written request, Martek shall return to DSM the portion of ARA Products delivered by DSM pursuant to Section 3.8(b) on which Martek has not yet performed RBD services.

         (c) Subject to DSM’s rights under Section 5.5(d), DSM shall be entitled to perform such RBD Services at either its own facility or at a Third Party Toll Manufacturer that shall be reasonably acceptable to Martek. DSM may perform such services at a Third Party Toll Manufacturer using the Martek Proprietary Technology and/or Production Technology, provided that such Third Party Toll Manufacturer shall be reasonably acceptable to Martek taking into consideration all the facts and circumstances, including without limitation Martek’s proprietary interests in the Martek Proprietary Technology and/or Production Technology. Upon Martek’s acceptance of any such Third Party Toll Manufacturer, DSM shall take all reasonable measures to protect Martek’s proprietary interests in the Martek Proprietary Technology and/or Production Technology while such Martek Proprietary Technology and/or Production Technology is being used by such Third Party Toll Manufacturer. Notwithstanding the foregoing, DSM shall discontinue using the Martek Proprietary Technology and/or Production Technology at such Third Party Toll Manufacturer if at any time following discussions with Martek either Martek or DSM reasonably determines that the continued use by such Third Party Toll Manufacturer of such Martek Proprietary Technology and/or Production Technology would be reasonably likely to pose a threat to Martek’s proprietary interests in such Martek Proprietary Technology and/or Production Technology; the party making such determination shall notify the other party immediately upon making such determination and DSM shall give Martek all reasonable assistance in connection with any efforts by Martek to protect Martek’s proprietary interests in such Martek Proprietary Technology and/or Production Technology. In the event that DSM performs such RBD Services at its own facilities, or at any Third Party Toll Manufacturer solely for purposes of responding to a Martek Shortfall using the Martek Proprietary Technology and/or Production Technology, Martek will assist DSM at DSM’s request by providing reasonable ARA manufacturing assistance to DSM and DSM shall reimburse Martek for Martek’s reasonable costs and expenses incurred in connection with providing such assistance.

         (d) The parties agree that at any time during the term of this Agreement DSM shall have the right to create and use a “DSM Expansion” in regard to RBD Services and Extraction on terms and conditions substantially similar to those that are set forth in Section 3.3(c) and (d) in respect of the Martek Expansion.

     3.5. Martek Three Year Rolling Forecasts; Martek Firm Orders.

         (a) Two months prior to the first day of each calendar quarter, Martek will submit to DSM a good faith forecast of Martek’s demand of ARA Products, broken down by

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

ARA Product, for each of the following twelve (12) quarters (each, a “Martek Three Year Rolling Forecast”), which shall include (i) a firm order by Martek of ARA Products, broken down by ARA Product, for each month during the first calendar quarter covered by such Martek Three Year Rolling Forecast (a “Martek Firm Order”) and (ii) Martek’s good faith estimate of Martek’s demand for ARA Products, broken down by ARA Product, for each of the following eleven (11) quarters covered by such Martek Three Year Rolling Forecast.

         (b) One month prior to the first day of each calendar quarter, DSM will submit to Martek a good faith forecast of DSM’s production capabilities of ARA Products, broken down by ARA Product, for each of the following twelve (12) quarters (“DSM Three Year Rolling Production Forecast”).

         (c) No later than two (2) weeks prior to the first day of each calendar quarter, Martek shall issue a Martek Purchase Order to DSM for ARA Products for that quarter that shall be no less than the amount indicated in the related Martek Firm Order. Each Martek Purchase Order shall include delivery instructions that satisfy the requirements of Section 3.7. No later than one (1) week prior to the first day of each calendar quarter, DSM will issue a DSM Confirmation Letter to Martek indicating the extent to which DSM accepts such Martek Purchase Order.

         (d) DSM shall use its good faith efforts to deliver the amount of ARA Products ordered in a Martek Purchase Order and shall be entitled to deliver up to an additional ten percent (10%) of such amount so ordered, provided that the amount delivered by DSM in the next succeeding calendar quarter pursuant to a Martek Purchase Order for that quarter shall be reduced by such additional amount, unless otherwise requested by Martek. In the event that Martek’s demand for ARA Products substantially and persistently exceeds the Martek Three Year Rolling Forecast the parties shall use their commercially reasonable efforts to make arrangements to meet such extra demand.

         (e) It is understood and agreed that, in the event that Martek shall issue a Martek Purchase Order for ARA Products in an amount greater than that set forth in the related Martek Firm Order, DSM shall have the right, but not the obligation, to accept such Martek Purchase Order to the extent of such greater amount.

         (f) The parties acknowledge that Martek’s orders and forecasts for ARA Products set forth in this Section 3.5 shall not include those ARA Products upon which DSM requests Martek to perform Martek Services pursuant to Section 3.6.

     3.6. DSM Three Year Rolling Forecast; DSM Firm Orders.

         (a) Two months prior to the first day of each calendar quarter, DSM will submit to Martek a good faith forecast of DSM’s demand for Martek Services, broken down by Extraction and RBD Services, for each of the following twelve (12) quarters (each, a “DSM Three Year Rolling Forecast”), which shall include (i) a firm order by DSM for Martek Services,

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

broken down by Extraction and RBD Services, for each month during the first calendar quarter covered by such DSM Three Year Rolling Forecast (a “DSM Firm Order”) and (ii) DSM’s good faith estimate of DSM’s demand for Martek Services, broken down by Extraction and RBD Services, for each of the following eleven (11) quarters covered by such DSM Three Year Rolling Forecast.

         (b) One month prior to the first day of each calendar quarter, Martek will submit to DSM a good faith forecast of Martek Services capabilities, broken down by Extraction and RBD Services, for each of the following twelve (12) quarters (“Martek Three Year Rolling Services Forecast”).

         (c) No later than two (2) weeks prior to the first day of each calendar quarter, DSM shall issue a DSM Purchase Order to Martek for Martek Services, broken down by Extraction and/or RBD Services, for that quarter that shall be no less than the amount indicated in the related DSM Firm Order. Each DSM Purchase Order shall include delivery instructions that satisfy the requirements of Section 3.7. No later than one (1) week prior to the first day of each calendar quarter, Martek will issue a Martek Confirmation Letter to DSM indicating the extent to which Martek accepts such DSM Purchase Order.

         (d) Martek shall use its good faith efforts to perform the Martek Services ordered in a DSM Purchase Order and to deliver the resulting ARA Products to DSM no later than thirty (30) days after delivery by DSM to Martek of the ARA Products upon which Martek will perform the Martek Services.

         (e) It is understood and agreed that, in the event that DSM shall issue a DSM Purchase Order for Martek Services in an amount greater than that set forth in the related DSM Firm Order, Martek shall have the right, but not the obligation, to accept such DSM Purchase Order to the extent of such greater amount.

     3.7. Delivery Instructions.

         (a) Martek shall submit delivery instructions to DSM for all quantities of ARA Products subject to Martek Purchase Orders placed in accordance with Section 3.5. Such delivery instructions shall be included in the Martek Purchase Orders and shall identify (i) the quantity of ARA Products required, (ii) the required delivery date, (iii) the address to which the shipment shall be delivered, and (iv) any other applicable shipping instructions.

         (b) DSM shall submit delivery instructions to Martek for all quantities of ARA Products that are to be produced through the Martek Services and subject to a DSM Purchase Order placed in accordance with Section 3.6. Such delivery instructions shall be included in the DSM Purchase Orders and shall identify (i) the quantity of ARA Products to be produced through Martek Services based on the yield assumptions as referred to in Schedule 6.15, (ii) the required delivery date, (iii) the address to which the shipment shall be delivered, and (iv) any other applicable shipping instructions.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

     3.8. Shipment.

         (a) Subject to the provisions of Sections 3.5(c) and 3.5(d), during a month, DSM shall deliver quantities of ARA Products covered by the Martek Purchase Order for the month on the later of (i) the last business day of the month or (ii) ten (10) days after receipt of delivery instructions from Martek. All such shipments shall be FOB or FCA, as applicable, DSM’s (or DSM’s Third Party Toll Manufacturer’s) facility. For purposes hereof, each order shall be deemed to have been “delivered”, and risk of loss with respect to each such shipment shall pass from DSM to Martek, upon delivery of the shipment by DSM to a carrier agreed upon by the Committee for transport to the location specified in the Martek Purchase Order. DSM shall retain title to all shipments of ARA Products covered by the Martek Purchase Order until payment is received, whereupon title shall pass to Martek.

         (b) In addition, DSM shall deliver to Martek additional quantities of ARA Products sufficient for Martek to perform the Martek Services requested by DSM pursuant to a DSM Purchase Order and all such quantities delivered shall be clearly identified by DSM and distinguished from ARA Products delivered pursuant to Section 3.8(a). The roundtrip shipment cost of all such shipments shall be borne by DSM. For purposes hereof, each order shall be deemed to have been “delivered”, and risk of loss with respect to each such shipment shall pass from DSM to Martek, upon delivery of the shipment by DSM to a carrier agreed upon by the Committee for transport to the location specified in the DSM Purchase Order and shall pass back to DSM upon delivery of the ARA Products to such carrier following the performance by Martek of the Martek Services thereon. DSM shall at all times retain title to all ARA Products that are provided for purposes of Martek performing Martek Services.

         (c) Subject to the provisions of Sections 3.6(c) and 3.6(d), during a month, Martek shall deliver quantities of ARA Products covered by the DSM Purchase Order for the month on the later of (i) the last business day of the month or (ii) ten (10) days after receipt of delivery instructions from DSM. All orders shall be shipped FOB or FCA, as applicable, Martek’s (or Martek’s Third Party Toll Manufacturer’s) facility. For purposes hereof, each order shall be deemed to have been “delivered”, and risk of loss with respect to each shipment shall pass from Martek to DSM, upon delivery of the shipment by Martek to a carrier agreed upon by the Committee for transport to the location specified in the DSM Purchase Order.

     3.9. Order Fulfillment.

         (a) DSM shall be responsible for, and shall retain the authority to exercise its own discretion, in planning and arranging for supplies of ARA Products from any subcontractors to fulfill DSM’s supply obligations to Martek hereunder. In such cases where Production Technology is intended to be used by a Third Party Toll Manufacturer, DSM will obtain Committee approval before proceeding.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

         (b) Subject to Section 3.3(a), Martek shall be responsible for, and shall retain the authority to exercise its own discretion for, the performance of any Martek Services by any subcontractors to fulfill Martek’s Service obligations to DSM hereunder.

     3.10. Limitation on Breach.

         (a) The parties understand and agree that, despite Martek’s commercially reasonable efforts to provide accurate forecasts for its subsequent orders of ARA Products and DSM’s commercially reasonable efforts to ensure that a sufficient amount of ARA Products are produced based on such forecasts and orders, it is likely that at times the demand by Martek for ARA Products from DSM may exceed the ability of DSM to supply such ARA Products. Martek and DSM hereby agree that DSM will not be in breach of this Agreement if, despite its good faith efforts, DSM fails from time to time to deliver the quantity of ARA Products ordered by Martek; provided that DSM is operating its facilities at a capacity at such time that is at or near Practical Capacity and delivers to Martek substantially all of the ARA Products that DSM produces at such time, subject to the provisions of Section 5.3.

         (b) The parties understand and agree that, despite DSM’s commercially reasonable efforts to provide accurate forecasts for its subsequent orders for Martek Services and Martek’s commercially reasonable efforts to ensure that it meets the demand for Martek Services based on such forecasts and orders, it is likely that at times the demand by DSM for Martek Services may exceed the ability of Martek to supply such Martek Services. Martek and DSM hereby agree that Martek will not be in breach of this Agreement if, despite its good faith efforts, Martek fails from time to time to perform the Martek Services ordered by DSM; provided that Martek is operating its facilities at production capacity or near production capacity at such time.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

4. QUALITY AND VERIFICATION

     4.1. Verification of Production. The parties shall perform the ringtesting procedures as agreed upon by the Committee to confirm the accuracy of any relevant quality control assay procedure (including without limitation the ARA Assay Procedure).

     4.2. Certification of Analysis.

         (a) For each DSM shipment of Crude Oil or Biomass ordered by Martek and delivered by DSM pursuant to Section 3.8(a) or Section 3.8(b), DSM shall furnish to Martek within fourteen (14) days after shipment a certificate of analysis in the forms attached hereto as Schedule 4.2(a) and signed by DSM’s relevant QA/QC officer, which certifies the actual content of those components of the Crude Oil or Biomass that are identified in the Specifications, as applicable.

            (i) If DSM does not furnish the signed certificate of analysis within fourteen (14) days after shipment of ARA Products ordered by Martek pursuant to a Martek Purchase Order, the amount of such shipment for which no signed certificate of analysis was delivered shall to the extent that such amount brings the total of the shipment below what has been set forth in the Martek Purchase Order be immediately deemed to be a DSM Shortfall for the calendar year and the Martek Allocation shall be increased accordingly in accordance with the provisions of Sections 3.1(b) and 3.3. If Martek determines such shipment to be acceptable after such fourteen (14) day period, the Martek Allocation shall be automatically reduced by the lesser of (i) the amount by which the Martek Allocation was increased in respect of such shipment or (ii) the difference between the then current Martek Allocation for such calendar year and the total number of Units of ARA that Martek and its Affiliates have sold during such calendar year that were not derived from ARA Products purchased from DSM. In the event DSM provides Martek with a draft or unsigned version of a certificate of analysis to facilitate Martek’s determination of whether or not it will accept or reject the related shipment, Martek shall promptly consult with DSM and make such determination.

            (ii) If DSM does not furnish the signed certificate of analysis within fourteen (14) days after shipment of ARA Products delivered by DSM pursuant to Section 3.8(b), Martek may delay its performance of the Martek Services until the applicable certificate of analysis is furnished.

         (b) For each Martek shipment of ARA Products produced by the Martek Services, Martek shall furnish to DSM within fourteen (14) days after shipment a certificate of analysis in the form attached hereto as Schedule 4.2(b) and signed by Martek’s relevant QA/QC officer, which certifies the actual content of those components of the ARA Products that are identified in the Specifications, as applicable. If Martek does not furnish the signed certificate of

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

analysis within fourteen (14) days after shipment of such ARA Products, the amount of such shipment shall be immediately deemed to be a Martek Shortfall for the calendar year and the DSM RBD Services Allocation and/or DSM Extraction Allocation, as applicable, shall be increased accordingly in accordance with the provisions of Section 3.4. If DSM determines such shipment to be acceptable after such fourteen (14) day period, the DSM RBD Services Allocation and/or DSM Extraction Allocation, as applicable, shall be automatically reduced by the lesser of (i) the amount by which the DSM RBD Services Allocation and/or DSM Extraction Allocation, as applicable, was increased in respect of such shipment or (ii) the difference between the then current DSM RBD Services Allocation and/or DSM Extraction Allocation, as applicable, for such calendar year and the total number of Units of ARA that are in ARA Products on which DSM and its Affiliates have performed RBD and/or Extraction services, as applicable, during such calendar year. In the event Martek provides DSM with a draft or unsigned version of a certificate of analysis to facilitate DSM’s determination of whether or not it will accept or reject the related shipment, DSM shall promptly consult with Martek and make such determination.

         (c) DSM shall not be liable to Martek if Martek begins to process or delivers to a customer any ARA Products before Martek has received a signed certificate of analysis from DSM; provided however, notwithstanding Section 4.2(a) DSM shall be entitled to request Martek to perform Martek Services on ARA Products prior to receipt by Martek of the related signed certificate of analysis, in which event if Martek performs such Martek Services on such ARA Products then DSM shall assume liability to the extent the ARA Products do not conform to the related Specifications. DSM shall be under no obligation to replace, or to refund to Martek the purchase price of, any ARA Products if Martek has so processed or sold such ARA Product to a customer before Martek has received a signed certificate of analysis from DSM. In addition, Martek shall indemnify, defend and hold harmless DSM, its Affiliates and their respective directors, officers, employees and agents from and against all actions, proceedings, costs, damages and claims (each, a “Claim”), including reasonable counsel fees, that may be asserted against or incurred or suffered by any such Person arising out of or relating to any action taken by Martek with respect to any ARA Products before Martek has received such a certificate of analysis from DSM, including without limitation processing or delivery to a customer of ARA Products, whether such Claim is based upon a theory of negligence, strict liability or otherwise.

         (d) Martek shall not be liable to DSM if DSM delivers to a customer any ARA Products upon which Martek performed Martek Services before DSM has received a signed certificate of analysis from Martek. Martek shall be under no obligation to replace, or to refund to DSM the cost of Martek Services associated with the production of any ARA Products if DSM has so sold such ARA Products to a customer before DSM has received a signed certificate of analysis from Martek. In addition, DSM shall indemnify, defend and hold harmless Martek, its Affiliates and their respective directors, officers, employees and agents from and against all Claims, including reasonable counsel fees, that may be asserted against or incurred or suffered by any such Person arising out of or relating to any action taken by DSM with respect to any ARA Products upon which Martek performed Martek Services before DSM has received such a certificate of analysis from Martek, including without limitation delivery to a customer of

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

such ARA Products, whether such Claim is based upon a theory of negligence, strict liability or otherwise.

     4.3. Specification and Specification Variance Changes. The parties acknowledge and agree that the Specifications and the Specification Variances may be subject to change from time to time. Martek and DSM shall bring any required or requested changes to the Specifications or the Specification Variances to the attention of the Committee in writing as soon as reasonably practicable. The Committee shall have the authority to approve or reject any such changes, it being understood and agreed that all changes that are reasonable in nature to make, taking into account all the facts and circumstances, shall be approved by the Committee. Upon written approval by the Committee of any such required or requested changes, the Committee shall then determine the terms, including DSM Costs and/or the Martek Costs and delivery dates applicable to ARA Products which will meet the proposed Specification or Specification Variance changes. Each of Martek and DSM agrees to use its commercially reasonable efforts to accommodate any requested changes at reasonable costs. Upon agreement by the Committee on such terms Martek or DSM, as the case may be, shall implement the necessary adjustments in accordance therewith, and, in the case of a change in Specifications, the parties shall follow the procedure set forth in Section 4.4 for verifying that quantities of ARA Product produced satisfy such changed Specifications.

     4.4. Verification of Production when Specifications Change. In the event that the Committee approves a change to the Specifications pursuant to Section 4.3, the party whose ARA Product specifications have changed (the “Manufacturing Party”) shall deliver to the other party (the “Testing Party”) a quantity of ARA Product prepared to satisfy the changed Specifications. Such delivery shall be made in accordance with a schedule and in quantities and on terms determined by the Committee, which quantities shall be sufficient in all cases to enable the Testing Party to verify that the quantities of ARA Product provided satisfy the applicable changed Specifications. The Testing Party shall thereupon subject the delivered quantities of ARA Product to the testing and analysis procedures agreed upon by the Committee to verify that the individual quantities satisfy the applicable changed Specifications. If any quantity of ARA Product fails to satisfy the applicable changed Specifications, the Testing Party shall so notify the Manufacturing Party. Any dispute between the parties regarding the quality of any ARA Product thus supplied shall be resolved by a binding determination of a third party testing facility as agreed upon by the Committee. In case it is resolved that any quantity of ARA Product thus supplied by the Manufacturing Party fails to satisfy the applicable changed Specifications, the Manufacturing Party shall adjust its manufacturing process or take other appropriate action and provide a replacement quantity of ARA Product for testing and analysis by the Testing Party. The process shall continue until the Testing Party determines that all quantities of ARA Product provided by the Manufacturing Party satisfy the applicable changed Specifications. The Testing Party shall be responsible for its own testing costs which shall be considered Excluded Costs.

     4.5. Inspection. Upon reasonable notice during regular working hours, each of DSM and Martek and their respective customers may inspect the manufacturing facilities of the other party and any subcontractor(s) in order to inspect the manufacture of ARA Products,

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

examine samples of ARA Products and review quality control and manufacturing procedures for the purpose of verifying the quality of ARA Products.

     4.6. Manufacturing Changes. DSM shall promptly notify the Committee of any major change to any manufacturing procedure for ARA Products and, in the case of proposed major changes, shall not apply such change to the manufacture of ARA Products without the prior approval of the Committee. Martek shall promptly notify the Committee of any major change to any Extraction or RBD process and, in the case of proposed major changes, shall not apply such change to the Extraction or RBD process without the prior approval of the Committee. In the event of a major change of which the Committee had not been previously notified, the Committee shall meet as promptly as possible after notification thereof to determine what, if any, action is necessary or advisable in connection therewith. Listed on Schedule 4.6 are certain changes that the parties consider as of the Effective Date to be major changes for purposes of this Section 4.6. The Committee shall have the authority to modify such Schedule from time to time in its discretion and otherwise shall be the arbiter of which changes constitute major changes for purposes of this Section 4.6. Each party shall describe in writing to the Committee any change to any manufacturing procedure (in the case of DSM) or any change in Extraction or RBD Services (in the case of Martek), in each case other than major changes, upon the request of the other party or otherwise at the next succeeding quarterly meeting of the Committee.

     4.7. ARA Product Non-Conformity Procedure; Rework and Destruction.

         (a) If either party determines or has reason to believe that any shipment of ARA Products does not conform with the applicable Specifications, that party will give prompt written notice thereof to the other party, which notice shall include a description of the nonconformity. Any dispute between the parties regarding whether or not a shipment conforms with the applicable Specifications shall be resolved by a binding determination of a third party testing facility as agreed upon by the Committee.

         (b) If any shipment of ARA Products does not conform to the applicable Specifications but is within the applicable Specification Variances, the party that ordered such shipped products shall consider in good faith, whether it will accept such shipment as-is. If the ordering party agrees to accept such shipment as-is, such ordering party shall notify the producing party of such acceptance and shall pay such producing party the applicable invoice price (in accordance with the terms of this Agreement) for the shipment.

         (c) If any shipment of ARA Products does not conform with the applicable Specifications and is not accepted by the ordering party, such ordering party shall return such shipment to the producing party at such producing party’s request and expense (the “Returned Material”). If the ordering party authorizes the producing party to rework such shipment, such producing party shall be entitled to rework such shipment and such ordering party shall accept such reworked shipment provided that it meets the applicable Specifications, in which case only the costs and expenses related to the initial production, and not the rework, of the Returned

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

Material, shall be included in DSM Costs or Martek Costs, as applicable, or in the calculation by such producing party of its actual production costs. If such reworked shipment continues to fail to meet the applicable Specifications but is within the applicable Specification Variances, the ordering party shall consider in good faith, whether it will accept such shipment as-is. If such ordering party agrees to accept such shipment as-is, such ordering party shall notify the producing party of such acceptance, in which case the costs and expenses related to the rework of the Returned Material shall be borne by the party doing such rework and such costs and expense shall be considered Excluded Costs. The parties agree to work together in good faith to co-develop rework procedures that allow rejected ARA Products to be re-processed into ARA Products that meet the Specifications.

         (d) In the event that the ordering party does not authorize the producing party to rework the Returned Material or if such producing party does not exercise its right to provide a reworked shipment or is unable to provide a reworked shipment that meets the Specifications within a reasonable time after such producing party’s receipt of the notice of nonconformity, such ordering party shall have no obligation to pay the producing party for the nonconforming ARA Products or cost of Martek Services associated with the production of such ARA Products (as applicable) and, if payment has already been made, such ordering party shall be entitled to an immediate refund of the price of the nonconforming shipment. In such event, the producing party shall use its commercially reasonable efforts to replace the nonconforming ARA Products with a substitute shipment that meets the Specifications and such producing party shall be free to dispose of the Returned Material as it determines, consistent with the terms of this Agreement, including by selling it (to the extent permitted) in its respective ARA Field of Use or destroying it.

     4.8. Compliance.

         (a) DSM represents and warrants that it shall obtain and maintain, and shall ensure that its subcontractors obtain and maintain, all licenses, permits, approvals, clearances and notifications that may be required by law in connection with the manufacture and packaging of ARA Products for Martek. DSM further represents and warrants that (i) the Specifications for ARA Products to be produced as a result of Martek performing Martek Services for DSM shall comply with all applicable laws, rules and regulations, (ii) all quantities of ARA Products that DSM supplies to Martek hereunder shall be manufactured in conformity with all applicable laws, rules and regulations and shall fully satisfy the Specifications, provided that DSM shall have delivered to Martek a signed certificate of analysis indicating that such quantities of ARA Products meet the Specifications, and (iii) DSM shall exercise commercially reasonable efforts to keep its facilities that are used in the manufacture of ARA Products in good working order and available for the production of ARA Products pursuant to this Agreement.

         (b) Martek represents and warrants that it shall obtain and maintain, and shall ensure that its subcontractors obtain and maintain, all licenses, permits, approvals, clearances and notifications that may be required by law in connection with the Extraction, RBD, manufacturing, packaging, or production of ARA Products for DSM. Martek further represents

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

and warrants that (i) the Specifications for ARA Products to be produced by DSM for Martek shall comply with all applicable laws, rules and regulations and (ii) all Martek Services shall be performed in conformity with all applicable laws, rules and regulations and the ARA Products delivered as a result thereof shall fully satisfy the Specifications, provided that Martek shall have delivered to DSM a signed certificate of analysis indicating that such quantities of ARA Products meet the Specifications, and (iii) Martek shall exercise commercially reasonable efforts to keep its facilities, that are used in the manufacture of ARA Products in good working order and available for the production of ARA Products pursuant to this Agreement.

     4.9. Disclaimers.

         (a) THE LIMITED WARRANTY SET FORTH HEREIN IS EXCLUSIVE AND IN LIEU OF, AND DSM HEREBY DISCLAIMS, ALL OTHER WARRANTIES REGARDING THE PRODUCTS PRODUCED FOR MARTEK HEREUNDER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         (b) THE LIMITED WARRANTY SET FORTH HEREIN IS EXCLUSIVE AND IN LIEU OF, AND MARTEK HEREBY DISCLAIMS, ALL OTHER WARRANTIES REGARDING THE PRODUCTS PRODUCED AND SERVICES PERFORMED FOR DSM HEREUNDER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

(c) Patent Warranty Disclaimers. THE PARTIES ACKNOWLEDGE THAT NEITHER PARTY IS GRANTED ANY RIGHTS UNDER ANY PATENTS OR PATENT APPLICATIONS FILED IN THE NAME OF OR ON BEHALF OF THE OTHER PARTY OR ITS AFFILIATES EXCEPT THOSE SET FORTH IN SECTION 7.4. EACH PARTY EXPRESSLY DISCLAIMS ANY WARRANTY TO THE OTHER PARTY OR ANY THIRD PARTY AS TO THE SCOPE, VALIDITY OR ENFORCEABILITY OF ANY OF THE INTELLECTUAL PROPERTY RIGHTS LICENSED HEREUNDER.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

5. MARKETING

     5.1. Expansion of Fields of Use.

         (a) DSM agrees to use its commercially reasonable efforts, including marketing efforts, to assist Martek in entering into license agreements, on terms acceptable to Martek in Martek’s sole discretion, with Infant Formula Product customers in such territories as DSM and Martek may from time to time agree upon in writing (the “DSM-Assisted Infant Formula Customers”). In order to qualify as a DSM-Assisted Infant Formula Customer, (i) such customer must either be identified by Martek or identified by DSM and approved by Martek and (ii) Martek must approve in writing DSM’s pursuing of such potential customer and (iii) the customer must either enter into a license agreement with Martek or place its first order for Infant Formula Products within twenty-four (24) months of Martek’s written approval to DSM to pursue such DSM-Assisted Infant Formula Customer or such longer period to which Martek agrees in writing.

         (b) *

         (c) *

         (d) DSM and Martek agree to explore together new market opportunities for additional uses of ARA including applications that may involve combining ARA with DHA and/or other nutrients, but shall be under no obligation to continue such explorations for any specific length of time nor shall the parties be under any obligation to enter into any arrangement regarding any such new market opportunities beyond the arrangements set forth herein. Martek shall use commercially reasonable efforts to market products combining ARA and Martek’s microbial DHA products developed pursuant to Article 7 of this Agreement where, in Martek’s reasonable belief, such products are safe, efficacious, and have a potential return on investment of * or greater.

     5.2. *

     5.3. Priority of ARA Marketing.

         (a) It is understood and agreed that the parties will first meet the demands for ARA Products for Infant Formula Products before supplying ARA Products to any other Martek ARA Field of Use or to any DSM ARA Field of Use, until such time as the production of ARA Products reaches * Units of ARA per month. Once the production of ARA Products reaches * Units of ARA per month, the parties agree that they will supply ARA Products, first, in an amount of * Units of ARA per year for use in connection with new product and/or new ARA Field of Use development in accordance with this Agreement; second, to meet the forecasted demands for ARA Products for Infant Formula Products; and third, in accordance with the methodology for allocating any surplus ARA Products which methodology shall be determined by the Committee on or before the first anniversary of the Effective Date.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

         (b) Upon the request of either party, the number of Units of ARA in ARA Products to be supplied per year for use in connection with new product and/or new ARA Field of Use development shall be increased as follows as the production capacity for ARA Products reaches the capacities set forth below, it being understood and agreed that the Committee shall have the authority to modify such amounts from time to time:

Units of ARA per Annum
Monthly Production Capacity	New ARA Product/Field of Use
*	*
*	*
*	*

         (c) Each party shall be entitled to fifty percent (50%) of the total number of Units of ARA per year allocated for use in connection with new product and/or new ARA Field of Use development, provided that each party shall have the right to use all or a portion of such fifty percent (50%) in any manner it deems fit within its own ARA Field of Use, whether for existing ARA Products or new ARA Products.

     5.4. *

         (a) *

         (b) *

         (c) *

     5.5. *

         (a) *

         (b) *

               (i) *

               (ii) *

               (iii) *

         (c) *

         (d) *

               (i) *

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

            (ii) *

            (iii) *

            (iv) *

            (v) *

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

6. FINANCIAL MATTERS (COSTS, PAYMENTS, ROYALTIES)

     6.1. Amounts Payable.

         (a) For each Unit of ARA that has been shipped pursuant to a Martek Purchase Order to the address specified in the delivery instructions contained in such Martek Purchase Order and that has been accepted by Martek, Martek shall pay to DSM the Fixed Budget Price per Unit of ARA as determined below and subject to the limitations and adjustments set forth herein. For the avoidance of doubt, the parties acknowledge that Martek shall not be charged for ARA Products delivered by DSM to Martek for purposes of Martek performing the Martek Services for DSM.

         Except as otherwise set forth in Sections 6.1(e) and 6.1(f), prior to November 30 of each then current year (the “Current Year”), the Committee shall prepare, based on the Martek Budgeted Volume and the actual DSM cost information reported by DSM to Martek pursuant to Section 6.14(b), an annual budget for the next succeeding calendar year (the “Succeeding Year”) and shall determine a “Fixed Budget Price” per Unit of ARA to be applicable during such Succeeding Year. Such Fixed Budget Price per Unit of ARA shall equal the sum of the DSM Costs per Unit of ARA for such Succeeding Year and the mark up per Unit of ARA to be charged by DSM (the “DSM Mark Up”).

         For purposes of computing such Fixed Budget Price, such DSM Costs per Unit of ARA and DSM Mark Up shall be determined as follows:

            (i) The DSM Costs per Unit of ARA for the Succeeding Year shall be based on the actual DSM Costs per Unit of ARA for the first nine months of the Current Year as adjusted for the Budgeted Consumption Cost for the Succeeding Year pursuant to Section 6.1(c), the cost of DSM’s failure to meet the Performance Standards for the Current Year pursuant to Section 6.1(b), and adjustments pursuant to Section 6.15 and as further adjusted by the Martek Budgeted Volume as well as the Practical Capacity for the Succeeding Year, cost reductions pursuant to Section 6.2, and changes anticipated by the Committee in Variable Costs and in Fixed Costs, including but not limited to inflationary changes and salary changes, for the Succeeding Year.

            (ii) The DSM Mark Up per Unit of ARA shall initially be determined in accordance with Section 6.1(e) and Section 6.1(f) and shall be thereafter adjusted annually in accordance with Section 6.1(d), Section 6.2 and, if applicable, Section 6.12 and/or Section 6.15.

*

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

         (b) For each year during the term of this Agreement, the Committee shall agree to certain standards for the production of ARA Products by DSM and the performance of the Martek Services by Martek (“Performance Standards”). The Performance Standards for DSM for 2004 shall be as set forth in Schedule 2.45. The Performance Standards for Martek for 2004 shall be as set forth in Schedule 2.98. The Performance Standards shall include, but shall not be limited to, standards for the level of fermentation productivity and the success rate of fermentations. Any costs associated with failure by DSM to achieve the Performance Standards during a calendar year shall not be considered in the DSM Costs when the Committee calculates the Fixed Budget Price for the Succeeding Year; provided, however, the Committee may explicitly decide otherwise. Any costs associated with failure by Martek to achieve the Performance Standards during a calendar year shall not be considered in the Martek Costs when the Committee determines the Martek Costs for the Succeeding Year pursuant to Section 6.1(k); provided, however, the Committee may explicitly decide otherwise.

         (c) Notwithstanding the above, the parties agree that Martek shall be responsible for one hundred percent (100%) of the actual costs for rate adjustments billed by third parties to DSM for raw materials, utilities and third party toll manufacturer services (other than services from Third Party Toll Manufacturers), in connection with DSM’s production of ARA Products for Martek shipped pursuant to a Martek Purchase Order. Prior to November 30 of each calendar year, the parties shall prepare a budget setting forth an estimate of the rates that DSM will be charged during the Succeeding Year for raw materials, utilities and third party toll manufacturer services (other than services from Third Party Toll Manufacturers) that DSM will use to make one (1) Unit of ARA (the “Budgeted Consumption Cost”). At the end of each calendar quarter during such Succeeding Year:

            (i) DSM shall determine the actual rates charged to DSM for raw materials, utilities and third party toll manufacturer services (other than services from Third Party Toll Manufacturers) used to produce one (1) Unit of ARA (the “Actual Consumption Cost”) during such quarter; and

            (ii) Within forty-five (45) days of the end of each such calendar quarter, DSM shall provide a statement to Martek of the difference, if any, between the Budgeted Consumption Cost and Actual Consumption Cost for such calendar quarter. This difference will then be multiplied by the actual number of Units of ARA shipped and invoiced to Martek during the quarter and such amount shall be paid to DSM (where the Actual Consumption Cost exceeds the Budgeted Consumption Cost) or refunded to Martek (where the Actual Consumption Cost is less than Budgeted Consumption Cost) by the end of the following calendar quarter. Notwithstanding the foregoing, Martek shall have the right to request that, for any calendar year during the term of this Agreement, DSM lock-in a fixed price for all or a portion of its raw material, utility and third party toll manufacturer services (other than services from Third Party Toll Manufacturers) costs to be incurred by DSM (if possible) in connection with producing ARA

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

Products for Martek. DSM shall lock-in such fixed prices if Martek and DSM agree on an amount for such prices.

         (d) *

               (i) *

               (ii) *

         (e) The Fixed Budget Price per Unit of ARA produced at DSM’s Capua facility for 2004 is * consisting of a DSM Mark Up per Unit of ARA of * and DSM Costs per Unit of ARA of * . This Fixed Budget Price for Capua production for 2004 is based on the production by DSM and purchase by Martek of ARA Products in the form of Crude Oil. For 2004, the Martek Budgeted Volume for ARA Products purchased by Martek from DSM produced at the Capua facility is * Units of ARA. For 2004, the Technical Capacity for DSM’s Capua facility is * Units of ARA. For 2004, the Practical Capacity for DSM’s Capua facility is * Units of ARA. The prices set forth in this Section 6.1(e) are based on the yield assumptions set forth in Schedule 6.15. Should actual yields of Units of ARA, from Crude Oil through Finished Oil, differ from such assumptions, on a quarterly basis, within forty five (45) days of the end of each calendar quarter, the Committee shall agree upon a final statement of the number of actual Units of ARA (based on such actual yields) shipped to Martek during the preceding quarter along with a reconciliation of this amount to the amount actually billed to Martek during that quarter and shall, as applicable, (i) issue an invoice to Martek for the number of Units of ARA shipped greater than that billed multiplied by the applicable Fixed Budget Price per Unit of ARA or (ii) issue a credit to Martek for the number of Units of ARA shipped less than that billed multiplied by the applicable Fixed Budget Price per Unit of ARA. *

         (f) * comprising a DSM Mark Up per Unit of ARA of * and DSM Costs per Unit of ARA of * . The Fixed Budget Price per Unit of ARA produced at DSM’s Belvidere facility for 2005 is * comprising a DSM Mark Up per Unit of ARA of * and DSM Costs per Unit of ARA of * For 2004 and 2005, the Martek Budgeted Volume for ARA Products purchased by Martek from DSM produced at the Belvidere facility is * Units of ARA and * Units of ARA, respectively. For 2004 and 2005, the Technical Capacity for DSM’s Belvidere facility is * Units of ARA and * Units of ARA, respectively. For 2004 and 2005, the Practical Capacity for DSM’s Belvidere facility is * Units of ARA and * Units of ARA, respectively. Should the parties agree to an expansion for the Belvidere facility beyond the Belvidere Phase I Build-out, then the foregoing numbers and the Fixed Budget Price per Unit of ARA for 2005 will be adjusted to reflect the additional capacity as agreed upon by the parties. The prices set forth in this Section 6.1(f) are based on the yield assumptions set forth in Schedule 6.15. Should actual yields of Units of ARA, from Biomass through Finished Oil, differ from such assumptions, on a quarterly basis, within forty-five (45) days of the end of each calendar quarter, the Committee shall agree upon a final statement of the number of actual Units of ARA (based on such actual yields) shipped to Martek during the preceding quarter along with a reconciliation of this amount to the amount actually billed to Martek during that quarter and shall, as applicable, (i) issue an

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

invoice to Martek for the number of Units of ARA shipped greater than that billed multiplied by the applicable Fixed Budget Price per Unit of ARA or (ii) issue a credit to Martek for the number of Units of ARA shipped less than that billed multiplied by the applicable Fixed Budget Price per Unit of ARA.

         (g) *

         (h) In case DSM outsources production of ARA Products to a Third Party Toll Manufacturer pursuant to the terms of this Agreement :

            (i) in such cases where limitations of the DSM production facilities result in a lower output than the Technical Capacity agreed upon by the Committee, notwithstanding any provision to the contrary contained in this Agreement, unless the Committee decides otherwise, Martek shall be charged no more per Unit of ARA produced by such Third Party Toll Manufacturer than the Fixed Budget Price per Unit of ARA produced at DSM’s own facilities.

            (ii) in such cases where increased volume demand by Martek results in a total demand by Martek which is higher than the Technical Capacity of DSM, and expansion by DSM is not considered as a realistic option, notwithstanding any provision to the contrary contained in this Agreement, if the Committee decides, pursuant to this Agreement, that DSM shall supply the incremental volume by outsourcing the production to a Third Party Toll Manufacturer, then, unless the Committee decides otherwise, the total mark-up per Unit of ARA charged to DSM by the Third Party Toll Manufacturer plus the DSM Mark Up per Unit of ARA charged by DSM to Martek shall not exceed the then current DSM Mark Up per Unit of ARA for a Unit of ARA produced at DSM’s own facilities.

         (i) *

              (i) *

              (ii) *

              (iii) *

*

Such Profit Sharing Fee shall be paid to DSM on a quarterly basis within forty-five (45) days following the end of the quarter in which such Adult Applications Gross Profits or Gross Profits on Other ARA Applications, as applicable, are received by Martek.

         (j) In case of new non-fermentation technology to produce ARA Products the Parties will negotiate in good faith to the extent ARA Products are produced with such new

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

technology, a new economic arrangement that will maintain their relative economic position as under the fermentation technology as reflected elsewhere in this Agreement.

         (k) For each Unit of ARA upon which Martek has performed the Martek Services and that has been shipped pursuant to a DSM Purchase Order to the address specified in the delivery instructions contained in such DSM Purchase Order and that has been accepted by DSM, DSM shall pay to Martek the Martek Costs per Unit of ARA calculated in accordance with Schedule 2.98 plus a * markup. Unless otherwise agreed to by the parties, the Martek Costs per Unit of ARA for a Succeeding Year will be agreed to by the Committee by November 30 of each Current Year and shall be based on the DSM Budgeted Volume for the Succeeding Year and the actual Martek Costs per Unit of ARA for the first three (3) calendar quarters of the Current Year. The Martek Costs for RBD Services per Unit of ARA for 2004 and 2005 shall not exceed *

         (l) *

     6.2. Reduction of DSM Costs.

         (a) Reductions in DSM Costs per Unit of ARA resulting from the efforts of an ARA Research Project jointly funded by the parties, pursuant to Section 7.1(c), shall be shared equally by Martek and DSM from the date such savings are achieved by reducing the then applicable DSM Costs per Unit of ARA by one hundred percent (100%) of such reduction in DSM Costs per Unit of ARA and increasing the DSM Mark Up by fifty percent (50%) of such reduction in DSM Costs per Unit of ARA.

         (b) Reductions in DSM Costs per Unit of ARA resulting from an ARA Research Project presented to, but not approved by, the Committee for joint funding by the parties pursuant to Section 7.1(c) shall be applied one hundred percent (100%) to the Proponent Party solely funding such ARA Research Project. If DSM is such Proponent Party, resultant reductions in DSM Costs per Unit shall, from the date such savings are achieved, reduce the then applicable DSM Costs per Unit of ARA by one hundred percent (100%) of such reduction in DSM Costs per Unit of ARA and increase the DSM Mark Up per Unit of ARA by one hundred percent (100%) of such reduction in DSM Costs per Unit of ARA. If Martek is such Proponent Party, resultant reductions in DSM Costs per Unit shall, from the date such savings are achieved, reduce the then applicable DSM Costs per Unit of ARA by one hundred percent (100%) of such reduction in DSM Costs per Unit of ARA but shall not increase the DSM Mark Up per Unit of ARA.

         (c) Notwithstanding anything to the contrary contained herein, (i) reasonable rate changes, as agreed to by the Committee, in Variable Costs and Fixed Costs including but not limited to inflationary changes and salary changes and (ii) reductions in DSM Costs per Unit of ARA due to volume increases based upon agreed upon extensions of production facilities resulting in increased capacity, shall not be taken into account when adjusting the DSM Mark Up pursuant to this Section 6.2.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

         (d) Reductions in DSM Costs per Unit of ARA resulting from other causes shall not reduce DSM Costs per Unit of ARA in the calendar year such reduction occurs, but, for subsequent calendar years, such cost reductions shall be shared equally by Martek and DSM by reducing the then applicable DSM Costs per Unit of ARA by one hundred percent (100%) of such reduction in DSM Costs per Unit of ARA and increasing the DSM Mark Up by fifty percent (50%) of such reduction in DSM Costs per Unit of ARA.

         (e) Any such cost reduction shall be computed separately for ARA Products produced at DSM’s Capua facility and at DSM’s Belvidere facility. When calculating the amount of cost reductions at each such facility, such calculation should be based on the agreed Practical Capacity for such facility.

         (f) *

         (g) The parties acknowledge that it may be difficult to allocate reductions in DSM Costs and agree that the Committee shall, in good faith, determine the proper allocation of such cost reductions.

         (h) In the event that any reduction in the DSM Cost per Unit of ARA, that has caused the DSM Mark Up per Unit of ARA to be increased, shall cease to be realized in a future calendar year, then for the next succeeding calendar year, the DSM Mark Up per Unit of ARA shall be reduced in accordance with the higher DSM Costs per Unit of ARA.

     6.3. Deviations from Budget.

         (a) If the volume of ARA Products actually ordered by Martek in Martek Purchase Orders during a Current Year varies by * from the Martek Budgeted Volume used in determining the Fixed Budget Price for such Current Year pursuant to Section 6.1(a):

            (i) Where such variation exceeds the Martek Budgeted Volume and if DSM decides to supply Martek any or all of such additional volume of ARA Products, Martek shall pay the same Fixed Budget Price it would pay for its orders of ARA Products that were within the Martek Budgeted Volume; and

            (ii) Where such variation falls below the Martek Budgeted Volume and DSM has been unable to cover such variation by (A) selling an equivalent volume of ARA Products in DSM’s ARA Fields of Use or (B) finding an alterative use for the unused Practical Capacity caused by such variation, Martek shall pay the Unabsorbed Costs to DSM in accordance with Section 6.4(a).

         (b) If the volume of ARA Products actually ordered by Martek in Martek Purchase Orders during a Current Year varies * the Martek Budgeted Volume used in determining the Fixed Budget Price for such Current Year pursuant to Section 6.1(a):

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

            (i) Where such variation exceeds the Martek Budgeted Volume, and if DSM decides to supply Martek any or all of such additional volume of ARA Products, Martek shall have the benefit of the dilution of the aggregate fixed costs, if any, on the incremental volume ordered by Martek * and

            (ii) Where such variation falls below the Martek Budgeted Volume and DSM has been unable to cover such variation by (A) selling an equivalent volume of ARA Products in DSM’s ARA Fields of Use or (B) finding an alternative use for the unused Practical Capacity caused by such variation, Martek shall pay to DSM the Unabsorbed Costs in accordance with Section 6.4(a).

         (c) In the case where, pursuant to Section 6.3(b)(i), Martek shall have the benefit of the dilution of the aggregate fixed costs for the incremental volume of ARA Products that exceeds the Martek Budgeted Volume by *, the Committee shall, within sixty (60) days of the end of the applicable Current Year, recalculate what the Fixed Budget Price per Unit of ARA for the Current Year would have been, based on the increased volume of ARA Products actually purchased by Martek that exceeds the Martek Budgeted Volume by * during such Current Year. If such recalculated Fixed Budget Price per Unit of ARA is less than the Fixed Budget Price per Unit of ARA charged to Martek during such Current Year, DSM shall refund to Martek, within ninety (90) days of the end of such Current Year, the difference between what Martek actually paid to DSM during such Current Year for ARA Products and the amount it would have paid to DSM at the recalculated Fixed Budget Price per Unit of ARA.

     6.4. Unabsorbed Costs; Unabsorbed Depreciation Costs.

         (a) For a period of up to * from DSM first incurring DSM Unabsorbed Costs, Martek shall pay to DSM, on a quarterly basis, all of DSM’s Unabsorbed Costs, provided that DSM shall be obligated to use its commercially reasonable efforts to find an alternative use for its unused Practical Capacity or otherwise mitigate such unabsorbed costs before calculating its Unabsorbed Costs for such quarter. Martek shall not pay any DSM Mark Up on any Unabsorbed Costs. If, during or after * DSM has reduced its Practical Capacity in accordance with Martek’s Actual Usage and DSM subsequently * shall commence and shall apply only to Unabsorbed Costs resulting from such further reductions in Martek’s Actual Usage.

         (b) Martek shall pay to DSM, on a quarterly basis, DSM’s Unabsorbed Depreciation Costs. Martek shall pay no DSM Mark Up on such Unabsorbed Depreciation Costs.

         (c) DSM shall send Martek an invoice after the end of each quarter that shall set forth any payments due from Martek for any Unabsorbed Costs and/or Unabsorbed Depreciation in respect of such quarter and Martek shall pay each such invoice within forty-five (45) days of its receipt thereof.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

     6.5. Maximum Price to Martek; Equalization Reserve. Notwithstanding anything to the contrary herein, in the event that the average Fixed Budget Price per Unit of ARA and/or average cost to Martek per Unit of ARA in any Current Year (such average cost per Unit of ARA shall equal the sum of (i) the average Fixed Budget Price per Unit plus (ii) the total of any Unabsorbed Costs and Unabsorbed Depreciation Costs divided by the number of Units of ARA purchased by Martek during such year) exceeds at any time * (the “Cap Price”), Martek shall only be required to pay to DSM the Cap Price per Unit of ARA, and the remaining amount shall be recorded in a book entry account maintained by DSM for the purpose of tracking all differences between the Cap Price and what Martek would have paid to DSM absent the Cap Price (the “Equalization Reserve”). For those portions of the Fixed Budget Price which are specified herein to be paid in Euro’s, for purposes of calculating the Cap Price, such Euros shall be converted to Dollars based upon the average exchange rate over the preceding quarter. The Cap Price shall be adjusted as of the first day of each calendar year by a percentage equal to the percentage change in the PPI between such first day of the calendar year and the first day of the preceding calendar year. For purposes of calculating such Cap Price adjustment, the starting point for each year will be the adjusted Cap Price of the immediately preceding year. In the event that the average Fixed Budget Price per Unit of ARA and/or average cost to Martek per Unit of ARA (after taking into consideration the cost to Martek of any Unabsorbed Costs and Unabsorbed Depreciation Costs) in any subsequent calendar year is less than the then current Cap Price and there is a positive balance in the Equalization Reserve, then, within thirty (30) days of the end of such calendar year, Martek shall pay to DSM the lesser of (i) the amount in the Equalization Reserve or (ii) an amount equal to (A) the number of Units of ARA purchased in such subsequent calendar year multiplied by (B) the difference between the then current Cap Price and the average cost to Martek per Unit of ARA (after taking into consideration the cost to Martek of any Unabsorbed Costs and Unabsorbed Depreciation Costs) in such subsequent calendar year. Any such amount so paid by Martek shall serve to reduce the Equalization Reserve. Notwithstanding the above, where Martek is paying DSM the Cap Price on a Unit of ARA as a result of declines in Martek’s volume demands for ARA Products, Martek will pay to DSM an additional amount equal to one-half of Martek’s Gross Profit on the sale of such Units of ARA to its customers. Any such additional amount shall reduce the Equalization Reserve, but in no event shall Martek pay to DSM more that it would per Unit of ARA pursuant to Section 6.12. Except as provided in Section 9.4(c), Martek shall have no obligation upon expiration or termination of this Agreement to pay DSM any amount in the Equalization Reserve.

     6.6. Startup Costs. The parties acknowledge and agree that DSM will be likely to incur certain costs in connection with the commencement of operations of expansions at DSM’s Belvidere facility as well as expansions of production of ARA Products at new sites. These costs are likely to include costs that are directly related to certain inefficiencies in producing ARA Products at a new production facility (including, for example, batches of Biomass that do not meet the relevant Specifications) and other costs (the “Production Startup Costs”). The parties agree that during 2004 and 2005, DSM shall be responsible for, and not charge to Martek, up to * of Production Startup Costs related to the Phase 1 Belvidere Build-out and such costs shall be an Excluded Cost. Martek shall reimburse DSM, in twelve (12) equal quarterly installments, the amount that the actual Production Startup Costs incurred by DSM for the Phase 1 Belvidere

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

Build-out exceed * but in no event shall the total amount to be reimbursed by Martek pursuant hereto exceed one million US Dollars ($1,000,000.00). DSM shall also be responsible for, and not charge to Martek, Production Startup Costs related to the Phase 1 Belvidere Build-out that are in excess of * and such costs shall be an Excluded Cost. Production Startup Costs for expansions other than for the Phase I Belvidere Build-out that are agreed to and approved by the Committee shall be billed separately to Martek in a manner agreed upon by the Committee and any such Production Startup Costs shall be an Excluded Cost.

     6.7. Interest Charges for Inventory. Either party may request from time to time that the other party maintain an inventory of ARA Products for the sole purpose of fulfilling Martek Purchase Orders or DSM Purchase Orders, as applicable. If a party agrees to maintain such inventory, then such party shall charge the other party interest on the Fixed Budget Price or fees for Martek Services as set forth in Section 6.1(k), as applicable, that would be paid for such inventory for the period that such party maintains such inventory at an annualized rate of interest equal to the average Euribor rate plus three percent (3%) for such period.

     6.8. *

     6.9. Martek Proprietary Technology Royalty. With respect to any ARA Product sold by DSM or any DSM Affiliate to a third party that is not an Affiliate of either DSM or Martek in the DSM ARA Field of Use after the Signing Date, DSM will pay Martek a royalty of * on the Net Sales of such ARA Product in the DSM ARA Field of Use during the first three (3) years following its commercial introduction into the DSM ARA Field of Use, and thereafter, for the term of this Agreement, shall pay Martek a * royalty on the Net Sales of such ARA Product (the “DSM ARA Field of Use Royalty”); provided, however, that the DSM ARA Field of Use Royalty shall not exceed * of DSM’s Gross Profit on such sales. DSM shall pay Martek any DSM ARA Field of Use Royalties quarterly, within forty-five (45) days following the end of the quarter. * In such cases where DSM reduces the price of the products referred to in this Section 6.9 as an incentive for a DSM customer to purchase other DSM products, the DSM ARA Field of Use Royalty shall be based on the non-reduced price.

     6.10 [Reserved]

     6.11. Invoices and Payment.

         (a) DSM shall invoice Martek for each Martek Purchase Order no earlier than the date on which such order is shipped, and Martek shall remit all payments due to DSM within thirty (30) days following the later of (i) the invoice date for such shipment and (ii) the receipt by Martek of a signed certificate of analysis from DSM relating to such shipment, provided that the total aggregate amount of unpaid invoices during any given month shall not at any time exceed one-hundred fifty percent (150%) of the average monthly total invoices sent by DSM to Martek during the three (3) months immediately preceding such month.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

         (b) All ARA Products produced at DSM’s Capua facility will be billed and paid for in Euros and all ARA Products produced at DSM’s Belvidere facility will be billed and paid in US Dollars except that one-half of the DSM Mark Up on ARA Products produced at DSM’s Belvidere facility will be billed and paid for in Euros. DSM shall charge Martek interest (from the due date of the payment until the date such payment is actually received by DSM) on payments that are more than fifteen (15) days late at an annualized rate of interest equal to the Euribor rate in effect as of the first day of such quarter plus three percent (3%).

         (c) Martek shall invoice DSM for each DSM Purchase Order no earlier than the date on which such order is shipped, and DSM shall remit all payments due to Martek within thirty (30) days following the later of (i) the invoice date for such shipment and (ii) the receipt by DSM of a signed certificate of analysis from Martek relating to such shipment.

         (d) All ARA Products upon which Martek Services have been performed will be billed and paid for in US Dollars. Martek shall charge DSM interest (from the due date of the payment until the date such payment is actually received by Martek) on payments that are more than fifteen (15) days late at an annualized rate of interest for each quarter equal to the Euribor rate in effect as of the first day of such quarter plus three percent (3%).

         (e) Amounts due from one party to the other pursuant to Section 7.2(c)(iv)(B) shall be paid within forty-five (45) days following the end of each quarter.

         (f) Except as otherwise expressly provided herein, all amounts to be paid by a party to the other under this Agreement shall be due and payable within thirty (30) days of the invoice date in respect thereof. All amounts due and payable and not paid within the applicable grace period shall bear interest for each quarter or portion thereof at an annualized rate of interest equal to the Euribor rate in effect as of the first day of such quarter plus three percent (3%), calculated from the due date of the payment until the date such payment is actually received by the receiving party.

     6.12. Margin Protection.

         (a) Martek and DSM shall share data on Gross Profits on sales of ARA Products and future expectations of declines in Gross Profit per Unit of ARA, if applicable, in the quarterly meetings of the Committee. If the average Gross Profit per Unit of ARA in US Dollars received by Martek and its Affiliates on sales of a Unit of ARA falls below the DSM Mark Up per Unit of ARA for a period of two (2) consecutive calendar quarters, Martek shall give DSM prompt written notice thereof, whereupon the parties agree that the DSM Mark Up per Unit of ARA shall be reduced as of the day of notification to an amount that would be equal to the average Gross Profit in US Dollars received by Martek and its Affiliates on sales of a Unit of ARA after the adjustment for such reduction in the DSM Mark Up per Unit of ARA.

         (b) For the purposes of calculating Martek’s Gross Profit in this Section 6.12, (i) Martek agrees that it will not include in the calculation any ARA Products sold by Martek to

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

its customers at a reduced price as an incentive for the Martek customers to purchase other Martek products and (ii) to the extent that the ARA Products are Blended Products, then the Gross Profit per Unit of ARA in such ARA Products will be determined by multiplying (A) the Gross Profit in US Dollars received by Martek and its Affiliates on sales of the Blended Product by (B) a fraction where the numerator is the number of Units of ARA in the Blended Product and the denominator is the total number of units of fatty acids in the Blended Product, but in no event shall such amount be less than the Gross Profit on ARA Products where ARA Products are sold as single product.

     6.13. Renegotiation of Pricing Arrangement. Prior to August 31, 2014, the parties will review the pricing and the DSM Mark Up for ARA Products and use their good faith efforts to renegotiate such prices effective on August 31, 2014. If renegotiation is unsuccessful, pricing will be changed so that the parties share equally in the Gross Profit per each Unit of ARA sold (from the manufacture and delivery of ARA Products to its sale to a direct customer of Martek or DSM) effective August 31, 2014.

     6.14. Reporting of Production Costs.

            (a) Within forty-five (45) days of the end of each calendar quarter during the term of this Agreement, Martek shall provide DSM an accounting of the actual Martek Costs per Unit of ARA for such calendar quarter.

            (b) Within forty-five (45) days of the end of each calendar quarter during the term of this Agreement, DSM shall provide Martek an accounting of the actual DSM Costs per Unit of ARA for such calendar quarter.

     6.15. Adjustment For Changes in Extraction and/or RBD Yields. The DSM Costs per Unit of ARA and the DSM Mark Up per Unit of ARA are based on the average standard extraction and RBD yields set forth in Schedule 6.15. The Fixed Budget Price per Unit of ARA shall be adjusted by agreement of the Committee to reflect changes in such yields due to changes in the Biomass or Crude Oil.

     6.16. Books and Records.

            (a) Each party shall maintain complete and accurate records of its production costs, income, sales of ARA products, capital costs, Production Start-Up Costs and other information reasonably necessary to verify that such party is complying with its obligations under this Agreement. The parties each shall have the right, upon reasonable prior written notice, through an independent public accounting firm reasonably acceptable to the other party, to examine the other party’s books, records and accounts relating to the performance of its obligations under this Agreement. Such audit right shall be exercisable by a party, in regard to the books records and accounts related to a calendar year, by delivery of written notice to the other party (the “Audited Party”) within six (6) months after the end of such calendar year of its desire to have such an audit conducted; provided, however, that an Audited Party shall have the

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

right, exercisable by delivery of written notice to the other party, to postpone the commencement of the audit until the Audited Party shall have completed its own internal accounting review with respect to such calendar year.

            (b) A party’s books, records and accounts being examined pursuant to Section 6.16(a) shall be deemed to be a complete and final statement of costs, fees and prices for the year subject to audit upon delivery of such books, records and accounts to the appointed independent public accounting firm and may not be amended, revised or supplemented at any time following such date for purposes of such audit except for changes, either favorable or unfavorable to either party, as a result of findings or inquiries by the appointed independent public accounting firm. All information regarding a party’s business received in any such examination shall be held in confidence. The expenses of such audits shall be borne by the party requesting such audit. Any overpayment or underpayment by one party of the amounts that the other party was entitled to receive under this Agreement shall be promptly refunded to or paid by such other party, as the case may be, with annualized interest for such period at the average Euribor rate plus three percent (3%) calculated from the date(s) of the overpayment or underpayment until the date of refund or payment in accordance herewith. If any such audit establishes an aggregate overbilling or underpayment by one party during the period covered by the audit by five percent (5%) or more of the amounts to which the other party was entitled, then such overbilled or underpaid party shall be reimbursed by the other party for the expenses of the audit. The parties each shall be prohibited from accessing the other party’s books, records and accounts and any privileged documents examined by the accountant, and may receive only an accounting report from the auditor.

     6.17. Technology Transfer Fee. In consideration of the licenses granted by DSM to Martek herein and the transfer of technologies pursuant to the provisions of Section 7.5(b), Martek shall pay to DSM a one-time non refundable fee of ten million US Dollars ($10,000,000.00), four million US Dollars ($4,000,000.00) of which shall be payable within five (5) days of the Signing Date, four million US Dollars ($4,000,000.00) of which shall be payable on November 2, 2004 and two million US Dollars ($2,000,000.00) of which shall be payable on November 2, 2005.

     6.18. Break Up Fee.

            (a) In the event that DSM desires to expand its ARA production capacity, it shall have the right to provide Martek with a detailed proposal of such expansion plans for Martek’s review. If Martek provides its written approval to DSM for such proposed expansion plans (“Approved Expansion Plans”), then fifty percent (50%) of the actual capital costs of the Approved Expansion Plans (provided they are not materially changed from those approved by Martek) shall be added to a book entry account maintained by DSM for such purposes (the “Break Up Fee Account”). DSM shall maintain a separate subaccount of the Break Up Fee Account for each Approved Expansion Plan. The parties hereby agree that the plans for the Phase 1 Belvidere Build-out constitute Approved Expansion Plans and that the Phase 1 Belvidere

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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Build-out subaccount of the Break Up Fee Account shall reflect a balance in respect thereof of *

            (b) *.

            (c) Upon any expiration of this Agreement or a termination of this Agreement by DSM for cause pursuant to Section 9.2 or 5.5 when Martek is the Notifying Party, Martek shall pay to DSM the balance in each subaccount of the Break Up Fee Account within forty-five (45) days of any such expiration or termination.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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7. PRODUCT DEVELOPMENTS AND PATENTS

     7.1. R&D Collaboration.

            (a) The R&D Collaboration Goals. Each Party acknowledges and agrees that it shall endeavor in good faith to cooperate with the other party in accordance with the terms set forth herein to jointly define and conduct research projects that have a reasonable likelihood of developing (i) new or improved production processes for ARA Products, (ii) new or improved ARA Product formulations, (iii) new or improved ARA Product usages, and (iv) other ARA improvements or new developments mutually agreed upon by the parties, which may include clinical trials (the “R&D Collaboration Goals”). At the fifth (5th) anniversary of the Signing Date each party will evaluate the R&D collaboration and the parties will decide in their sole discretion whether and mutually how to proceed with any future R&D collaboration

            (b) The R&D Committee. Promptly after the Signing Date, the Committee shall form a committee which shall consist of four (4) members with appropriate scientific and marketing knowledge and expertise in the area of ARA Product production and applications and related technological areas: two (2) members shall be appointed by Martek and two (2) members shall be appointed by DSM (the “R&D Committee”). Each party shall identify one of the members that it appoints to the R&D Committee as its “R&D Leader.” If either party decides at any time to replace its designated R&D Leader or its other R&D Committee members, it may do so by written notice to the other party’s R&D Leader. The R&D Committee shall meet promptly upon its appointment by the Committee, and thereafter at least quarterly, for the purpose of defining potential research projects in furtherance of the R&D Collaboration Goals. The R&D Committee shall meet at such place as it may reasonably select, in person or by conference call as the R&D Committee decides.

            (c) Research Project Proposals.

            (i) Each party agrees that, prior to funding any ARA Research Project, it shall submit such research project to the R&D Committee for review. The respective parties may submit any proposed ARA Research Project to the R&D Committee through its R&D Leader. (The submitting party shall hereinafter be referred to as the “Proponent Party”.) The R&D Committee shall consider each proposed ARA Research Project in good faith in view of both parties’ commercial interests and the R&D Collaboration Goals. All proposed ARA Research Projects shall be put to a vote of the R&D Committee members pursuant to the voting procedures for the Committee that are described in Article 8 of this Agreement. In the event that certain R&D Committee members request that certain changes or amendments be made to the ARA Research Project as proposed by the Proponent Party, the Proponent Party shall in good faith consider and attempt to incorporate or address such requests.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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      (ii) If the R&D Committee members unanimously approve a proposed ARA Research Project, the Proponent Party shall submit to the Committee for approval a detailed description of the proposed ARA Research Project and expected benefits, an estimate of the projected cost of the project, a proposal regarding the parties’ respective responsibilities in conducting the research, a list of potential subcontractors and consultants that may be used in connection with the project (including an estimate of the proposed scope of work and fees for each such subcontractor and consultant), a person of appropriate skill to serve as the leader of the approved ARA Research Project (the “Project Leader”) and any other information relevant to an evaluation of the proposed ARA Research Project (a “Project Plan”) with an indication that the R&D Committee has approved the ARA Research Project. Notwithstanding the approval of the R&D Committee, the Committee shall have final approval authority over the proposed ARA Research Project including but not limited to the budget for the ARA Research Project.

      (iii) If a proposed ARA Research Project is not unanimously approved by the R&D Committee, the Proponent Party shall have the option of submitting a Project Plan for such ARA Research Project to the Committee, with an indication that the R&D Committee did not approve the project. If a proposed ARA Research Project is not approved unanimously by the Committee, the Proponent Party shall have the option of resubmitting a Project Plan for such ARA Research Project to the Committee, with an indication that the Committee previously had rejected the project. The parties’ respective R&D Leaders shall then have an opportunity to present their respective views on the merits or drawbacks of the proposed project for consideration by the Committee as well as any proposed modifications to the Project Plan that would render the rejected plan acceptable. The Committee shall promptly (taking into account, if appropriate, the time sensitive nature of the proposed project) review each Project Plan submitted by the Proponent Party and shall determine unanimously whether to proceed with the proposed ARA Research Project, either as proposed or in a modified format, in view of both parties’ commercial interests and the R&D Collaboration Goals.

      (iv) Each party shall treat the Project Plan, and any information relating to discussions of a proposed ARA Research Project in connection with this Section 7.1(c), as Confidential Information in accordance with Section 10.2 hereto.

      (d) Management of Approved Research Project. The Project Leader promptly shall assemble a project team for the implementation of the ARA Research Project. The Project Leader shall be responsible for managing the implementation of the ARA Research Project as set out in the Project Plan as approved by the Committee. The Project Leader shall also have authority and responsibility for the following (without limitation):

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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      (i) Managing and allocating the funds designated by the Committee for the ARA Research Project in accordance with Section 7.1(f) hereto;

      (ii) Liaising with the Committee to provide regular updates, at least quarterly, of the team’s progress;

      (iii) Requesting, if appropriate, additional funds from the Committee; and

      (iv) Engaging subcontractors or consultants to assist with the ARA Research Project, provided such subcontractors and consultants were previously identified in the proposed Project Plan and are engaged on terms that are consistent with the estimates set forth in the proposed Project Plan. The Project Leader shall ensure that any subcontractor or consultant engaged in connection with the joint ARA Research Project shall agree in writing to assign to both parties all intellectual property rights in any inventions, improvements or technologies that such subcontractor or consultants develop in connection thereto and comply with confidentiality obligations that are no less restrictive than those set forth herein.

      (e) Use of the Parties’ Employees, Facilities and Resources. Each party shall provide the Project Leader with all reasonable cooperation necessary or beneficial to each approved ARA Research Project, including without limitation, providing reasonable access to facilities, providing employees of appropriate skill level to serve on the project team, and otherwise assisting with the ARA Research Project. Each party shall use its commercially reasonable efforts to promptly disclose to the other party any technologies within its possession (to the extent it has the right to do so), that are relevant or useful to an approved Project Plan, and hereby grants, subject to any third party restrictions then in effect, to the other party a royalty-free license (sublicensable only to Affiliates and to subcontractors that have been approved by the Committee in connection with approving the Project Plan) to use such technologies, to the extent necessary to fulfill the goals of the Project Plan. In employing each party’s facilities, employees, and resources, the Project Leader shall endeavor to avoid any undue disruptions and intrusions in the parties’ other independent research projects.

      (f) Funding of Approved Research Project. For each calendar year during the first five (5) years of the Agreement, the parties will contribute equally, in an amount up to * annually (* for each party) of the amount paid by Martek to DSM for ARA Products in the previous calendar year, towards funding approved Project Plans (the “R&D Contribution”). Unless otherwise agreed to by the Committee, * of such amount shall be allocated to Project Plans approved for the purpose of developing new or improved uses for ARA Products (which may include products outside Infant Formula Products and Products for Babies, and clinical trials). DSM’s share of the R&D Contribution will not be included in DSM Costs, and Martek’s

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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share of the R&D Contribution will not be included in Martek Costs. The Committee shall determine, in its reasonable discretion, at the time of approval of a specific Project Plan, the amount of funds to allocate to the pursuit of each such project, provided, however, that in no event shall the Committee approve, without the prior written consent of the parties hereto, any Project Plan that will cause the total amount of funds allocated to all joint ARA Research Projects undertaken by the parties in connection with this Section 7.1 in any given calendar year to exceed * of the total amount paid by Martek to DSM for the supply of ARA Products during the immediately preceding calendar year in accordance with Section 6.1 hereto.

           Within thirty (30) days of the end of each calendar quarter, the parties shall submit to each other a statement (including all reasonable supporting documentation necessary to establish the use of resources and expenses) of their costs in providing employees, facilities or other resources in connection with all joint ARA Research Projects undertaken in accordance with this Section 7.1(f) during the preceding calendar quarter. Unless the parties agree otherwise in writing, each party’s costs for the use of their employees, facilities or other resources shall be determined in accordance with the Project Plan. In no event shall each party’s respective refundable costs exceed the amounts that were approved in advance of the project unless such extra amounts were previously approved by the Committee (the total approved allocation for such ARA Research Project, the “Total Refundable Costs”).

           Each party shall be responsible for fifty percent (50%) of the Total Refundable Costs and the parties shall meet quarterly and use their commercially reasonable efforts to reach a final determination of the amount of refundable costs incurred by each party. The party that incurred the lower amount of refundable costs shall pay the other party fifty percent (50%) of the difference between the relative refundable costs incurred by the respective parties within thirty (30) days following the final determination of refundable costs for the quarter. In the event a dispute arises between the parties regarding their respective rights of payment and collection hereunder, the parties shall use their commercially reasonable efforts to negotiate a resolution through the Committee, and if a resolution cannot be reached by the Committee within thirty (30) days, either party may elect to submit the issue to a neutral mediator pursuant to Section 8.6 and, if such mediation fails to resolve the issue, either party may submit the issue to binding arbitration pursuant to Section 10.5.

           (g) R&D Intellectual Property Rights. The parties’ respective intellectual property rights in any inventions, improvements, or technologies invented or created as a result of any joint ARA Research Project are set forth in Section 7.2(c) and Section 7.4(d) hereto.

     7.2. Intellectual Property Rights.

            (a) Validity of Certain Patents of the Parties. From the Effective Date to the stated expiration date of this Agreement (regardless of any earlier termination),

      (i) DSM acknowledges and agrees that (A) Martek’s patents (including those of its Affiliates) listed on Schedule 7.2(a)(i) and Schedule 2.62,

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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(B) any patents which issue from the applications listed on Schedule 7.2(a)(i) and Schedule 2.62, and (C) all related family members of the patents listed on Schedule 7.2(a)(i) and Schedule 2.62, issued under the laws of any country, shall be presumed valid and enforceable and, to the maximum extent permitted under applicable law, DSM agrees not to, and shall cause each of its Affiliates not to, challenge the validity or enforceability of such patents, through any legal action or proceeding of any nature whatsoever, including, but not limited to, any action in federal district court seeking to declare the invalidity of such patents, and

      (ii) Martek acknowledges and agrees that (A) DSM’s patents (including those of its Affiliates) listed on Schedule 2.50, (B) any patents which issue from the applications listed on Schedule 2.50, and (C) all related family members of the patents listed on Schedule 2.50, issued under the laws of any country, shall be presumed valid and enforceable and, to the maximum extent permitted under applicable law, Martek agrees not to, and shall cause each of its Affiliates not to, challenge the validity or enforceability of such patents, through any legal action or proceeding of any nature whatsoever, including, but not limited to, any action in federal district court seeking to declare the invalidity of such patents.

It is understood and agreed that Schedule 7.2(a)(i), Schedule 2.62, and Schedule 2.50 may be amended and updated from time to time after the Signing Date with the written consent of the parties to include patents filed, acquired or licensed by each of the parties or to delete patents that are no longer valid. It is further understood and agreed that a Notifying Party that challenges the scope of a Responding Party’s patents, but not their validity or enforceability, pursuant to Section 5.5 will not be deemed to be in violation of this Section.

      (b) Oppositions. Promptly after the Signing Date: (i) DSM shall, and shall cause each of its Affiliates to withdraw or cancel the actions set forth on Schedule 7.2(b)(i) opposing any patents owned by Martek or any of its Affiliates that are useful or related to ARA to the extent that it acquired the rights to such actions from Hoffman La-Roche Ltd. or otherwise has rights to authorize such actions; and (ii) Martek shall, and shall cause each of its Affiliates to, withdraw or cancel the actions set forth in Schedule 7.2(b)(ii) opposing any patents owned by DSM or any of its Affiliates that are useful or related to ARA to the extent that it has rights to directly or indirectly authorize such actions.

      (c) R&D Intellectual Property Rights. Subject to the licenses granted in Sections 7.4(a) and 7.4(b) hereto, intellectual property rights in any inventions, improvements, or technologies conceived or reduced to practice during the term of this Agreement pursuant to an approved Project Plan (“New R&D Inventions”) shall be as follows:

      (i) Any patents that issue from a patent application filed by a Patent Proponent Party (as defined below) in accordance with Section 7.3(a)(iii) shall be

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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owned solely by the Patent Proponent Party (“Martek R&D Patents” or “DSM R&D Patents”, as the case may be).

      (ii) Subject to clause (i) above, the parties shall jointly own any patents that may issue on any New R&D Inventions (each party having an equal and undivided one half ownership interest without a right of accounting, except as expressly provided herein) (“Joint Patents”) and all other intellectual property rights in New R&D Inventions regardless of which parties’ employees invented or created such New R&D Invention (“Joint Know-how”). Each party shall, and shall cause its employees, consultants, and contractors to, execute any and all documents required in order that each party shall own and, if applicable, shall be registered as the owner of the New R&D Invention in accordance with Section 7.2(c). All rights in and to the New R&D Inventions shall be subject to this Agreement.

      (iii) For the avoidance of doubt, (A) each of Martek and its Affiliates shall have (1) the exclusive right to use all Joint Proprietary Technology within the Martek ARA Fields of Use, (2) the non-exclusive right to use all Joint Proprietary Technology outside of the DSM ARA Fields of Use subject to Section 7.2(c)(iv)(A), and (3) no right to use, make or have made, offer to sell, sell, import, or otherwise exploit, or permit others to use, make or have made, offer to sell, sell, or otherwise exploit the Joint Proprietary Technology in DSM’s ARA Fields of Use and (B) each of DSM and its Affiliates shall have (1) the exclusive right to use all Joint Proprietary Technology within the DSM ARA Fields of Use, (2) the non-exclusive right to use all Joint Proprietary Technology outside of the Martek ARA Fields of Use subject to Section 7.2(c)(iv)(A), and (3) no right to use, make or have made, offer to sell, sell, import, or otherwise exploit, or permit others to use, make or have made, offer to sell, sell, or otherwise exploit the Joint Proprietary Technology in Martek’s ARA Field of Use. Notwithstanding the foregoing, nothing contained in this Agreement shall extend DSM’s rights to the Excluded Subject Matter outside the DSM ARA Fields of Use. Moreover, unless expressly agreed upon by the parties, subject to Section 10.4 hereto, nothing herein shall be deemed to grant either party any rights in any trademarks or previously existing copyrighted work of the other party, notwithstanding the use of such materials in any approved Project Plan. Notwithstanding the foregoing neither party shall sublicense Production Technology without the other party’s prior written consent except pursuant to Sections 3.3(a) and 5.5(d).

      (iv) If either party is in serious negotiations with a non-Affiliate third party regarding the sublicensing of its rights to the Joint Proprietary Technology in an area where it has non-exclusive rights to such Joint Proprietary Technology in accordance with Section 7.2(c)(iii)(A)(2) or 7.2(c)(iii)(B)(2) (“Sublicensable Technology”), such party shall provide written notice to the other party of such negotiations. If such party decides to sublicense its rights pursuant to such

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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negotiations (such party to hereinafter be referred to as the “Sublicensing Requester”), then the Sublicensing Requester must provide the other party prior written notice summarizing the proposed sublicensing arrangement for the Sublicensable Technology (“Sublicensing Notice”).

         (A) The non-requesting party shall have the right to prevent such sublicense by (1) within thirty (30) days of receiving the Sublicensing Notice, notifying the Sublicensing Requester of its disapproval of the sublicense and its desire to have the exclusive right to sublicense the Joint Proprietary Technology outside the DSM ARA Fields of Use and the Martek ARA Fields of Use and (2) committing within thirty (30) days of the determination of the fair-market value (“FMV”) of such exclusive right to pay to the Sublicensing Requester the FMV, which is to be determined pursuant to agreement of the parties or pursuant to Section 8.6 if agreement is not reached within ten (10) days.

         (B) If the non-requesting party does not notify the Sublicensing Requester of its disapproval within thirty (30) days from receiving the Sublicensing Notice or does not pay the FMV of the sublicense to the Sublicensing Requester within thirty (30) days from receiving the FMV amount, the Sublicensing Requester shall have the right to proceed with such sublicense on substantially the same terms and conditions as set forth in the Sublicensing Notice and the Sublicensing Requester shall pay the other party, as applicable, (1) * of the Net Revenues the Sublicensing Requester receives from the sublicensee which are not the result of the Sublicensing Requester selling a product to the sublicensee, and (2) * of the Net Sales the Sublicensing Requester receives from the sublicensee which are the result of the Sublicensing Requester selling a product to the sublicensee, provided, however, that such total amount shall not exceed * of the Sublicensing Requester’s Gross Profit on such sales.

         (C) If the non-requesting party does not exercise its right to obtain exclusive rights to the Sublicensable Technology as set forth in Section 7.2(c)(iv)(A) and the Sublicensing Requester proceeds with the sublicensing arrangement for the Sublicensable Technology as set forth in the Sublicensing Notice, the Sublicensing Requester does not need to follow the procedures set forth in Section 7.2(c)(iv) again if it desires to enter into another sublicensing arrangement for the same Sublicensable Technology; however, if the Sublicensing Requester does not proceed with the sublicensing arrangement as set forth in the Sublicensing Notice and then subsequently desires to sublicense the same Sublicensable Technology to another potential sublicensee, the Sublicensing Requester

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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must follow the procedures set forth in Section 7.2(c)(iv) again, including issuing a new Sublicensing Notice.

7.3. Prosecution, Maintenance and Enforcement.

            (a) Prosecution and Maintenance of New R&D Patents.

            (i) To the extent that a party desires to file an application for a patent claiming or describing a New R&D Invention, the party seeking to file the application shall inform the other party of its desire to file for patent protection and submit a request to the R&D Committee for permission to file the application for such invention. If a majority of the R&D Committee members are unable to agree on whether to pursue patent protection at all or in any particular jurisdiction, the matter shall be referred to the Committee, which shall make a final determination whether to file the application. In the event that the R&D Committee or the Committee, as the case may be, decides to pursue patent protection for a particular invention in one or more jurisdictions, the R&D Committee or the Committee, as the case may be, shall, designate the party with the most knowledge of the New R&D Invention (as determined by the unanimous agreement of the R&D Committee or the Committee, as the case may be) as the lead party (“Lead Party”) who will take primary responsibility for the preparation, filing, prosecution, and maintenance of any patents related to such New R&D Invention (“Patent Protection Process”). The non-lead party shall provide all reasonable cooperation and assistance in connection with the Patent Protection Process. The Lead Party will ensure that the non-lead party is kept informed of the status of and has an opportunity to review and comment on all aspects of the Patent Protection Process, including, but not limited to, copying the non-lead party on all patent related communications such as patent applications, office actions, and responses and allowing the non-lead party ten (10) business days to review and comment upon the specifications, claims, and responses to office actions prior to their submission to the appropriate patent office. The Lead Party shall use all reasonable efforts to incorporate and address the non-lead party’s comments. Notwithstanding the foregoing, final decisions regarding the specification claims and responses to office actions shall be made by the Lead Party. The applications shall be prepared, filed and prosecuted, and maintenance fees paid through an attorney or agent chosen by the Lead Party. Except as set forth in Section 7.3(a)(iii) below, each party shall pay fifty percent (50%) of all expenses incurred hereafter pursuant to the Patent Protection Process (“Patent Expenses”) according to the following procedure. On a quarterly basis the Lead Party will provide the non-lead party with an invoice for Patent Expenses reporting the amount of Patent Expenses incurred, the purpose of incurring such Patent Expenses, and the amount of Patent Expenses owed by the non-lead party. The non-lead party will reimburse on a quarterly basis the Lead Party within thirty (30) days of receiving an invoice for Patent Expenses from the Lead Party.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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If the Lead Party anticipates extraordinary expenses arising from the Patent Protection Process, then the Lead Party will provide the non-lead party with full details and together the parties will determine a mutually acceptable course of action prior to incurring such expenditures. Both parties recognize that one party may incur certain legal expenses regarding the New R&D Invention and/or patent rights relating to matters pertaining solely to such party, and, in such circumstances, such expenses will not be considered Patent Expenses, unless otherwise decided by the Committee. The Lead Party will maintain adequate records showing all Patent Expenses incurred, which will be made available to the non-lead party upon reasonable notice.

      (ii) Notwithstanding Section 8.5 or Section 8.6, in the event that the Committee is deadlocked on whether to file a patent application for a particular invention in one or more jurisdictions (i.e., where half of the Committee members are in favor of pursuing patent protection and half the Committee members are opposed), the party whose Committee members voted in favor of pursuing patent protection (the “Patent Proponent Party”) shall have the right to independently file a patent application covering such invention at its own costs and expense, and the other party shall provide all reasonable cooperation and assistance in connection therewith, including without limitation, ensuring that any of its employees who may be inventors under such patent application shall be joined as inventors thereto, and shall cause such employees to assign in writing their entire interest in such invention to the Patent Proponent Party. In such event, the patent shall be treated as an Improvement made by the Patent Proponent Party and shall be subject to the license provisions of Section 7.4(d). Notwithstanding the foregoing, any decisions by the Patent Proponent Party regarding whether to pursue patent protection or the scope of the applicable patent claims being sought shall take into consideration the legal and commercial interests of the other party, including without limitation the other party’s interest in avoiding disclosure of confidential information or technology in connection with its activities in their respective ARA Fields of Use.

      (iii) If, in one or more countries, (A) the Lead Party shall at any time decide not to prepare, file, prosecute or maintain any such patent application for any such New R&D Invention or (B) either party does not pay its share of the expenses related to the foregoing matters (in either situation, the “Declining Party”), the other party may, at its own expense, prepare, file, prosecute or maintain any such patent application in such country or countries. In such event, the Declining Party hereby assigns its interest in and to the New R&D Invention (but only with respect to such country or countries as applicable) underlying such patent application, and such application in such country or countries to the other party and such party hereby grants the Declining Party a license to use such patents in accordance with the parties’ respective rights in Sections 7.4(a) and 7.4(b).

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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      (b) Independent Enforcement. Notwithstanding anything to the contrary herein, each party shall have the right at any time to independently enforce, at its own cost and expense and in the manner as it chooses in its sole discretion, any intellectual property rights that (i) it exclusively owns or (ii) owns jointly with the other party with respect to infringements that are occurring within its respective ARA Fields of Use (such party, the “Enforcing Party”). The party that is not the Enforcing Party shall provide all reasonable cooperation in connection with any actions taken by the Enforcing Party in connection with pursuing a suspected infringer in the Enforcing Party’s ARA Fields of Use, including without limitation allowing itself to be joined as a party to any lawsuit brought by the Enforcing Party against such infringer, provided that the Enforcing Party compensates the other party for any costs reasonably associated therewith.

      (c) Joint Enforcement. Each party agrees to promptly notify the other party of any suspected infringement of any patent or other intellectual property right (other than trademark rights) of either party that relates to ARA, including without limitation any patent covering any New R&D Inventions. Promptly upon notification of a suspected infringement, the Committee shall meet to evaluate whether to take any action against such third party infringer. In evaluating whether to pursue a particular third party infringer, the Committee shall consider both parties’ current and future commercial and legal interests, including without limitation, the cost of pursuing the claim, the likelihood that either party will become the subject of a counterclaim and the relative likelihood of success of the claims to be asserted. In the event that the Committee decides that a particular action, including without limitation legal action against the third party, initiation of settlement discussions or other action aimed at causing cessation of the infringement by the third party, should be taken against the third party infringer, the parties shall cooperate to promptly undertake such action. Unless the Committee agrees otherwise, the party in whose ARA Field of Use the infringing activity is occurring shall be responsible for all costs associated with any such action. In the event that the infringement is occurring in both party’s ARA Fields of Use, the parties shall share the costs of such action in proportion to the ARA related profits derived by each party at or around the time of the infringement. In the event that one of the parties wishes to settle the dispute with the suspected infringer that would not involve the complete and unqualified cessation of the infringing activity, the matter shall be referred to the Committee for evaluation. Unless and until the Committee affirmatively decides to settle an infringement action, neither party shall, without the prior consent of the other party, grant any license to, or enter into a prospective settlement agreement with, the infringing party.

      (d) Proceeds of Infringement Actions. The Enforcing Party shall be entitled to all proceeds from any independent action taken by it in accordance with Section 7.3(b) hereto. In the event an award of monetary damages is granted in an action with respect to either party’s patents relating to the manufacture, processing or use of ARA in connection with actions taken in accordance with Section 7.3(c) hereto, the parties shall apply the award as follows: Initially the award shall be used to reimburse the parties for their actual out-of-pocket expenses (including attorneys fees) that have been incurred by or in connection with such action, provided that if the award is insufficient to reimburse both parties for all of their out of pocket expenses, the award shall be distributed in proportion to each party’s relative expenses in connection with the action. Once the parties have been reimbursed for their respective out of pocket expenses, the remaining

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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portions of the award shall be divided between the parties, within thirty (30) days after collection of the award, in proportion to the lost profits of each party resulting from the infringement in accordance with whichever of the following formulas is appropriate under the circumstances:

(i)	Proceeds from Infringement Actions in any Martek ARA Field of Use.

Martek’s share = A /(A + B) and DSM’s share = B /(A + B)

where:

(1) A = Martek’s lost Gross Profit on and unrecovered fixed costs for sales for Units of ARA on the Units of ARA sold by the infringer and, if applicable to the infringing transactions, lost royalty income or license income; and

(2) B = DSM’s lost DSM Mark Up on and unrecovered fixed costs for Units of ARA on the Units of ARA sold by the infringer and, if applicable to the infringing transactions, any lost DSM-Assisted IF Customer Fees, Profit Sharing Fee and other royalties or license income.

(ii)	Proceeds from Infringement Actions in any DSM ARA Field of Use.

Martek’s share = A/(A + B) and DSM’s share = B/(A + B)

where:

(1) A = Martek’s lost DSM ARA Field of Use Royalties or any Martek Services margin, as applicable on sales of Units of ARA by the infringer; and

(2) B = DSM’s lost Gross Profit on and unrecovered fixed costs for Units of ARA on the Units of ARA sold by the infringer and, if applicable to the infringing transactions, any lost DSM-Assisted IF Customer Fees, Profit Sharing Fee and other royalties or license income.

      It is the intent of the parties that the foregoing formulas will estimate the lost profits suffered by each party by the infringing activity.

      (e) Defensive Patent Actions. Notwithstanding anything to the contrary herein, in the event that either party to this Agreement becomes a defendant in any lawsuit in any jurisdiction, the defendant party shall have the right, in its entire and sole discretion, to bring a counter-claim or counter-suit based on the infringement of any Joint Patent against any party to the extent that such counter-claim or counter-suit is reasonably likely to cause or bring about a

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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settlement of the dispute to which the party to this Agreement has become a defendant. The defendant party shall notify the other party in writing of its intention to exercise its right under the immediately preceding sentence and such other party shall provide all necessary cooperation and assistance, at the requesting party’s cost and expense, associated with the defendant party’s counterclaim or counter-suit.

     7.4. Intellectual Property Licenses.

            (a) License of Martek Proprietary Technology. Subject to the provisions of Section 9.3, Martek hereby grants to DSM a perpetual, exclusive (including as to Martek), worldwide, non-assignable, sublicensable (to the extent permitted in Section 7.4(c) below) license under the Martek Proprietary Technology, the Martek R&D Patents, the Excluded Subject Matter and any amendments and updates thereof to make, use, have made, import, sell and offer for sale ARA Products and ARA Products combined with other products in the DSM ARA Fields of Use and to make ARA Products for delivery to Martek and to perform Extraction and RBD processing, in each case only to the extent permitted herein, * The foregoing license shall be royalty-bearing solely as provided in Article 6 herein. DSM hereby guarantees that each of its Affiliates and any Third Party Toll Manufacturer that shall become a sublicensee of DSM pursuant to Section 7.4(c) of this Agreement with respect to the Martek Proprietary Technology, Excluded Subject Matter, and/or Martek R&D Patents and shall abide by the restrictions set forth in this Agreement in respect of any such sublicensed Martek Proprietary Technology, Excluded Subject Matter, and/or Martek R&D Patents.

            (b) License of DSM Proprietary Technology. Subject to the provisions of Section 9.3, DSM hereby grants to Martek a perpetual, exclusive (including as to DSM), worldwide, non-assignable, sublicensable (to the extent permitted in 7.4(c) below) license under the DSM Proprietary Technology and the DSM R&D Patents to make, use, have made, import, sell and offer for sale ARA Products in the Martek ARA Fields of Use and to perform Extraction and RBD services, in each case only to the extent permitted herein. The foregoing license shall be royalty-bearing solely as provided in Article 6 herein. Martek hereby guarantees that each of its Affiliates and any Third Party Toll Manufacturer that shall become a sublicensee of Martek pursuant to Section 7.4(c) of this Agreement with respect to the DSM Proprietary Technology and/or DSM R&D Patents and shall abide by the restrictions set forth in this Agreement in respect of any such sublicensed DSM Proprietary Technology and/or DSM R&D Patents.

            (c) Toll Manufacturers and Affiliates. The licensed rights in Sections 7.4(a) and 7.4(b) above may be sublicensed by a party to its Affiliates but may not be sublicensed by such party to any third party, including Third Party Toll Manufacturers, without the prior written consent of the other party, provided, however, (i) in the event of a DSM Shortfall, Martek shall be entitled to sublicense the licensed rights granted in Section 7.4(b) to one or more Third Party Toll Manufacturers in accordance with the requirements of Section 3.3(a) for the sole purpose of responding, and only for so long as necessary to respond, to such DSM Shortfall and (ii) in the event of a Martek Shortfall, DSM shall be entitled to sublicense the licensed rights granted in Section 7.4(a) to one or more Third Party Toll Manufacturers in accordance with the

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

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requirements of Section 3.4(c) for the sole purpose of responding, and only for so long as necessary to respond, to such Martek Shortfall.

            (d) Improvements. To the extent that either party or any of its Affiliates creates any improvements or enhancements to the DSM Proprietary Technology, the Martek Proprietary Technology, the Excluded Subject Matter or any New R&D Inventions, pursuant to an approved Project Plan or in the performance of any of the parties’ respective obligations under this Agreement or any other innovation, process or technique that improves the production, processing or use of ARA Products, including without limitation the patents of a Proponent Party referred to in Section 7.3(a)(iii) (“Improvements”) at any time during the term of this Agreement, it promptly shall disclose and transfer pursuant to Section 7.5 such improvements or enhancements to the other party. In addition, with respect to all Improvements that are not New R&D Inventions, each party hereby grants, or shall cause such Affiliate to grant, to the other party, effective as of the date that such Improvement is created or developed, a license to use such Improvements in accordance with the parties’ respective rights in Sections 7.4(a) and 7.4(b) with respect to the underlying technology or invention.

            (e) DHA License. DSM hereby grants to Martek a royalty free, non-exclusive, non-assignable, non-sublicensable license under the DSM Patents, as the same may be amended from time to time, to make, use, sell, offer for sale and import products that include DHA and/or other microbial oils for the term of this Agreement. Notwithstanding the provisions of Section 9.3(c) the license granted herein shall become royalty bearing at fair market value in the event DSM terminates the Agreement pursuant to Section 9.2(a) or 9.2(b).

     7.5. Technology Transfers.

            (a) Technology Transfer to DSM. Within thirty (30) days after the Signing Date, Martek shall (i) commence with the transfer to DSM of documents and any biological material relating to the Martek Proprietary Technology and shall complete such transfer within one hundred eighty (180) days after the Signing Date, (ii) use its commercially reasonable efforts to assist DSM to exploit the Martek Proprietary Technology as soon as reasonably practicable, and (iii) provide to DSM technology services, in the case of (ii) or (iii) in accordance with the applicable Transfer Procedures, if any. Within thirty (30) days after the discovery of any Improvement, the creating party shall transfer such Improvement to the other party pursuant to the procedure described above. Martek hereby represents and warrants to DSM that (i) the Martek Proprietary Technology and such technology services constitute all of the intellectual property and technology services of Martek reasonably necessary to enable DSM to exercise its rights under the licenses granted to it in Section 7.4(a) and (ii) Martek has the right to grant all licenses granted hereunder to DSM, subject to the disclaimer in Section 4.9(c) and subject to the rights referred to in Section 6.1(g) of certain of Martek’s Infant Formula Product customers to produce or have produced ARA Products.

            (b) Technology Transfer to Martek. Within thirty (30) days after the Signing Date, DSM shall (i) commence with the transfer to Martek of documents and any biological

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

material relating to the DSM Proprietary Technology and shall complete such transfer within one hundred eighty (180) days after the Signing Date, (ii) use its commercially reasonable efforts to assist Martek to exploit the DSM Proprietary Technology as soon as reasonably practicable, and (iii) provide to Martek technology services, in the case of (ii) or (iii) in accordance with the applicable Transfer Procedures, if any. Within thirty (30) days after the discovery of any Improvement, the creating party shall transfer such Improvement to the other party pursuant to the procedure described above. DSM hereby represents and warrants to Martek that (i) the DSM Proprietary Technology and such technology services constitute all of the intellectual property and technology services of DSM reasonably necessary to enable Martek to exercise its rights under the licenses granted to it in Section 7.4(b) and (ii) DSM has the right to grant all licenses granted hereunder to Martek, subject to the disclaimer in Section 4.9(c).

            (c) Audit Rights. Both parties shall, during the course of this Agreement, maintain complete and accurate records, files, books, accounts, and other documents and sources of information related to the Know-how utilized in the manufacture of ARA Products (“Know-how Records”), including, but not limited to, records related to standard operating procedures, system validation, and tests performed. Either party may, upon its request, during reasonable business hours and after reasonable advance notice to the other party, inspect the other party’s facilities for compliance with this Agreement, and to inspect, copy, and audit the Know-how Records. The parties agree to cooperate with such audits, including providing all reasonable assistance in connection therewith, and promptly remedy any audit findings that relate to the parties’ compliance with this Agreement.

*The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

8. ORGANIZATION (COMMUNICATION, COMMITTEES)

     8.1 Formation of the Committee. Not later than fifteen (15) days after the Signing Date, the parties shall form a steering committee (the “Committee”) which shall consist of four (4) members: two (2) appointed by Martek and two (2) appointed by DSM. Each party shall identify one of the team members it has appointed as its “Leader.” In addition to its four (4) members, each party may send non-participating, nonvoting observers to each meeting of the Committee. If either party decides at any time to replace its designated Leader or its other Committee member, it may do so by written notice to the other party’s Leader. The Committee shall have the authority to appoint other committees charged with responsibility for the performance of certain functions under this Agreement, including without limitation marketing, R&D, production and logistics, and quality assurance/quality control. The Committee shall have authority over any committee formed pursuant to this Section 8.1 and veto rights over any committee decision, provided, however, that the Committee shall not be required to review all committee decisions. Any such committee shall be obligated to report to the Committee at the quarterly meeting of the Committee. Any committee decision involving a financial matter shall require the unanimous approval of the Committee.

     8.2 Meetings of the Committee. The Committee shall meet at such times and places as it may select but, in any event, it shall meet at least once per calendar quarter. Meetings of the Committee shall be in person, by conference call, by proxy or a combination thereof, as the Committee decides. Each party shall have one (1) vote in the Committee. Decisions of the Committee shall be by a unanimous vote. The decisions and agreements of the Committee shall be formalized in minutes which shall be signed by each party’s Leader at the next meeting for confirmation.

     8.3 Status Reports of the Committee. The Leaders shall report to each other quarterly, or as otherwise mutually agreed upon, regarding the status of the parties’ respective obligations under this Agreement, any anticipated problems (resolved or unresolved), and any indication of delay in fixed or tentative schedules. The Leaders shall also report to each other as circumstances require regarding any special issues, including production problems or unexpected developments in each party’s ARA Fields of Use.

     8.4 Authority of the Committee.

            (a) The Committee shall be responsible for overseeing the collaboration under this Agreement, for monitoring the parties’ adherence to the terms hereof and for agreeing on or determining any matters that are to be agreed on or determined by the Committee pursuant to this Agreement. In particular, the Committee shall, in good faith, mutually address, among other things, the following: (i) financial matters (including without limitation whether reductions in DSM Costs per Unit of ARA should trigger a change in the DSM Mark Up); (ii) production matters, including proposed or actual changes to either party’s production processes, determination of the Technical Capacity and Practical Capacity, modifications to the Performance Standards and review of any forecast for purposes of capacity planning and

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

determination of the Units of ARA per year for use in connection with new product and/or new ARA Field of Use development in accordance with Section 5.3; (iii) quality assurance and quality control matters, including discussion, consideration and approval of the Specifications and the Specification Variances and any changes proposed to either of the foregoing; (iv) the procedures for transferring technology between the parties (the “Transfer Procedures”); and (v) patent matters.

            (b) It is understood and agreed that the Committee shall have the authority to determine the Specifications and Specification Variances acceptable for new ARA Products. The Committee shall have the authority to make appropriate changes that are reasonable in nature, taking into account all the facts and circumstances, to the preparation and submission of any forecasts and the procedures for shipment and order fulfillment set forth herein with respect to any new ARA Products that are subject to the terms of this Agreement.

            (c) Except as set forth in Sections 6.1(e) and (f), the Committee shall determine the annual Technical Capacity and the Practical Capacity separately for DSM’s Belvidere and Capua plants.

     8.5 Deadlock Within a Committee. In the event of a deadlock with respect to any factual or scientific matter (a “Disputed Fact”) within any committee formed by the Committee, including the R&D Committee, or any Disputed Issue the committee shall take such Disputed Fact or Disputed Issue to the Committee for resolution.

     8.6 Deadlock Within the Committee Over Factual Matters.

            (a) In the event of a deadlock within the Committee with respect to any Disputed Fact, either Leader may deliver a written request to the other Leader that the Disputed Fact be resolved by one or more third party experts. The Leaders shall use their good faith commercially reasonable efforts to agree upon a single third party expert to resolve the Disputed Fact within fifteen (15) days of such written request. If a single third party expert is agreed upon within such period, such expert shall have a period of no more than thirty (30) days following his or her appointment during which to reach a conclusion with respect to the Disputed Fact. The conclusion of the third party expert with respect to the Disputed Fact shall be in writing and shall be final and binding on the Committee and the parties.

            (b) If the Leaders have not reached agreement on a single third party expert within such fifteen (15) day period, then each Leader shall have five (5) days following the expiration of such fifteen (15) day period within which to appoint one third party expert unaffiliated with either of the parties or any of their respective Affiliates, and the two third party experts so appointed shall, in turn, appoint a third, third party expert unaffiliated with either of the parties or any of their respective Affiliates within twenty (20) days of the later of them to be appointed. The conclusion of a majority of the third party experts with respect to the Disputed Fact shall be in writing and shall be final and binding on the Committee and the parties.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

            (c) It shall be a condition of the appointment of each third party expert appointed in accordance with the provisions of this Section 8.6 that he or she agree (i) to abide by the terms, including the time periods, in this Section 8.6 and (ii) to enter into a nondisclosure agreement acceptable to the parties pursuant to which he or she agrees to treat all information that he or she receives, reviews or otherwise is made aware of in connection with a proceeding under this Section 8.6 in the strictest of confidence.

            (d) The parties shall share equally all costs associated with the appointment of any third party expert pursuant to this Section 8.6.

     8.7 Deadlock Within the Committee Over Non-Factual Matters. In the event of a deadlock within the Committee with respect to any matter other than a factual or scientific matter (a “Disputed Issue”), either Leader may deliver a written request to the other Leader that the Leaders attempt to resolve the Disputed Issue with the assistance of a neutral mediator. The Leaders shall use their good faith commercially reasonable efforts to agree upon a mediator within fifteen (15) days of such written request. Such mediator shall, within ten (10) days of the appointment, recommend in writing a procedure for resolving the Disputed Issue. The members of the Committee shall use their good faith efforts to resolve the Disputed Issue with the assistance of the mediator. Notwithstanding the foregoing, any member of the Committee shall be free to reject the recommendation, if any, of the mediator. Either party shall be entitled to have any Disputed Issue resolved by arbitration pursuant to Section 10.5.

     8.8 External Communication. Neither party shall release any communication to the general public (including any press release or other publication) without the consent of the other party (such consent not to be unreasonably withheld) where it would be reasonably apparent to a third party recipient of such communication that the communication makes reference to such other party, whether by name or otherwise, or to any material term of this Agreement. The party reviewing the communication shall have ten (10) days from the receipt of the proposed communication to review and approve such communication; if the reviewing party does not notify the other party within such ten (10) day period of its disapproval of the communication, in whole or in part, the communication shall be deemed approved in its entirety. Notwithstanding the foregoing, where time is of the essence and it would not be practical or advisable to take the time to attempt to obtain the consent of the other party, a party making such communication shall not be required to obtain the consent of such other party where outside legal counsel to the party making such communication reasonably believes and has so advised such party that such communication is necessary in the carrying out of its disclosure obligations under applicable law or the listing standards of any stock exchange or listing service on which the communicating party’s securities are quoted. The final version of the communication as well as the confirmation of such outside legal advice will be promptly provided to the other party for information.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

9. TERM; TERMINATION; DAMAGES

     9.1 Term. The term of this Agreement shall commence upon the Effective Date and shall remain in effect until and expire upon the fifteenth (15th) anniversary of the Effective Date unless otherwise terminated in accordance with Section 5.5 or this Article 9. Martek and DSM shall use reasonable commercial efforts to negotiate in good faith an extension of the Agreement, as amended, in a form acceptable to both parties prior to the end of the tenth (10th) anniversary of the Effective Date. Notwithstanding anything to the contrary contained herein, neither party shall be obligated to enter into any such extension of the Agreement, as amended.

     9.2 Termination for Cause.

            (a) In the event that:

            (i) It shall be determined, (A) whether by arbitration pursuant to Section 10.5 or by admission of fault in writing with reference to this Section 9.2(a), (1) that DSM is deemed pursuant to the third sentence of Section 5.2 to have breached the provisions of Section 5.2 where the Out Of Scope Customer is selling ARA Products for use in or using ARA Products for Infant Formula Product applications or (2) that DSM or any of its Affiliates has breached this Agreement by selling ARA Products containing in excess of two hundred (200) Units of ARA for use in Infant Formula Product applications except as authorized by Section 5.5, or (B) whether by arbitration pursuant to Section 10.5 or by admission of fault in writing with reference to this Section 9.2(a), (1) that Martek is deemed pursuant to the third sentence of Section 5.2 to have breached the provisions of Section 5.2 where the Out Of Scope Customer is selling ARA Products for use in or using ARA Products for Feed Products or (2) that Martek or any of its Affiliates has breached this Agreement by selling ARA Products containing in excess of two hundred (200) Units of ARA for use in Feed Products except as authorized by Section 5.5 (any of which, a “Section 9.2(a) Material Breach” and the party determined to have committed such Section 9.2(a) Material Breach, the “Infringing Party”); and

      (ii) The other party (the “Infringed Party”) delivers written notice to the Infringing Party stating that if the Infringing Party again commits the same Section 9.2(a) Material Breach a second time that the Infringed Party might exercise its right to terminate this Agreement pursuant to this Section 9.2(a) (which shall not be a binding commitment on the part of the Infringed Party); and

      (iii) It shall be determined, whether by arbitration pursuant to Section 10.5 or by admission of fault in writing with reference to this Section 9.2(a), that the Infringing Party has committed the same Section 9.2(a) Material Breach a second time at any time following the date ninety (90) days after the date of delivery of the notice described in Section 9.2(a)(ii) but prior to the date three (3)

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

years after the determination by arbitration or by admission of fault described in Section 9.2(a)(i);

then the Infringed Party shall have the right to terminate this Agreement effective on delivery of written notice to the Infringing Party within one hundred twenty (120) days following the date on which such second determination shall have been made.

If the Infringing Party continues to engage in the activity or inactivity that constitutes a Section 9.2(a) Material Breach for more than thirty (30) days (or such longer period as the parties may agree in writing) after the date on which it shall be determined by arbitration or admission of fault pursuant to Section 9.2(a)(i) that such activity or inactivity constituted a Section 9.2(a) Material Breach, such continued activity or inactivity shall constitute a second breach of this Agreement by the Infringing Party for the purposes of Section 9.2(a)(iii). For the avoidance of doubt, the failure by the Infringing Party to cure a Section 9.2(a) Material Breach that, by its very nature, cannot be cured shall not in and of itself constitute a second breach of this Agreement for purposes of this Section 9.2(a).

      (b) In the event that:

      (i) It shall be determined, whether by arbitration pursuant to Section 10.5 or by admission of fault in writing with reference to this Section 9.2(b),

         (A) that a party (the “Breaching Party”) failed to perform a material obligation or covenant of this Agreement that results in the other party’s suffering material damages (a “Material Failure”) or otherwise breached a material term of this Agreement that results in the other party’s suffering material damages (a “Material Breach”), other than a Section 9.2(a) Material Breach, and

         (B) that such Material Failure or Material Breach continued without being ceased, cured, remedied or repaired for a period of thirty (30) days after written notice thereof had been given to the Breaching Party by the other party (the “Non-Breaching Party”);

      (ii) Thereafter, the Non-Breaching Party delivers written notice to the Breaching Party stating that if the Breaching Party commits the same Material Failure or the same Material Breach a second time within a period of three (3) years after the determination by arbitration or by admission of fault described in Section 9.2(b)(i), that the Non-Breaching Party might exercise its right to terminate this Agreement pursuant to this Section 9.2(b) (which shall not be a binding commitment on the part of the Non-Breaching Party); and

      (iii) It shall be determined, whether by arbitration pursuant to Section 10.5 or by admission of fault in writing with reference to this Section 9.2(b), (A) that the Breaching Party committed the same Material Failure or the same

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

Material Breach a second time following the date of delivery of the notice described in Section 9.2(a)(ii) but within the three (3) year period set forth therein and (B) that such Material Failure or Material Breach continued without being ceased, cured, remedied or repaired for a period of thirty (30) days after written notice thereof had been given to the Breaching Party by the Non-Breaching party;

then the Non-Breaching Party shall have the right to terminate this Agreement effective on delivery of written notice to the Breaching Party within one hundred twenty (120) days following the date on which such second determination shall have been made. It is understood and agreed that if the Breaching Party continues to engage in the activity or inactivity that constitutes a Material Failure or a Material Breach pursuant to Section 9.2(b)(i) for more than sixty (60) days (or such longer period as the parties may agree in writing) after the date on which it shall be determined by arbitration or admission of fault pursuant to Section 9.2(b)(i) that such activity or inactivity constituted a Material Failure or Material Breach, such continued activity or inactivity shall be considered for the purposes of Section 9.2(b)(iii) as committing the same Material Failure or Material Breach a second time. For the avoidance of doubt, the failure by the Breaching Party to cure a Material Failure or Material Breach that, by its very nature, cannot be cured shall not in and of itself constitute a second breach of this Agreement for purposes of this Section 9.2(b).

            (c) In addition, in the event that either party (i) generally does not pay its debts as such debts become due, (ii) admits in writing its inability to pay its debts generally, (iii) makes an assignment for the benefit of creditors, (iv) commences a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other federal, state or foreign bankruptcy, insolvency or other similar law, (v) consents to the appointment of or taking possession by a receiver, liquidator, trustee, custodian, or sequestrator (or other similar official) of such party or of any substantial part of its property, or (vi) takes board or shareholder action intended or likely to result in any event described in clauses (i) through (vi) of this subsection, or in the event there shall be entered in respect of either party a decree or order for relief by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal, state or foreign bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, trustee, custodian, or sequestrator (or other similar official) of such party or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall continue unstayed in effect for a period of sixty (60) consecutive days, then the other party and the other party only) shall have the right to terminate this Agreement.

     9.3 Effect of Expiration and Termination on Intellectual Property Rights.

            (a) Upon the expiration of this Agreement, the licenses granted to each party in accordance with Article 7 hereto shall survive in full force and effect in perpetuity, provided that all licenses and all rights to Joint Proprietary Technology granted thereunder shall become non-exclusive and royalty free and the right to sublicense shall not require any consent pursuant

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

to Section 7.4(c) and the right to sublicense Joint Proprietary Technology shall not require any consent pursuant to Section 7.2(c)(iii).

      (b) Upon the termination of this Agreement by the Responding Party pursuant to Section 5.5, the licenses granted to the Responding Party in accordance with Article 7, hereto shall survive in full force and effect in perpetuity, provided that all licenses and all rights to Joint Proprietary Technology granted to Responding Party thereunder shall become royalty free and effective as of the fifteenth (15th) anniversary of the Effective Date such licenses and all rights to the Joint Proprietary Technology granted thereunder shall become non-exclusive, the right of the Responding Party to sublicense shall not require any consent pursuant to Section 7.4(c), and the right of the Responding Party to sublicense Joint Proprietary Technology shall not require any consent pursuant to Section 7.2(c)(iii). In addition , the licenses granted to the Notifying Party in accordance with Article 7 shall terminate on the effective date of termination of this Agreement provided that all rights to Joint Proprietary Technology granted to Notifying Party thereunder shall become royalty free and effective as of the fifteenth (15th) anniversary of the Effective Date (a) all rights to the Joint Proprietary Technology granted thereunder shall become non-exclusive and (b) the right of the Notifying Party to sublicense Joint Proprietary Technology shall not require any consent pursuant to Section 7.2(c)(iii).

      (c) Upon the termination of this Agreement for cause in accordance with Section 9.2(a) or Section 9.2(b) hereof: (i) the licenses granted to each of the parties in accordance with Article 7 hereto shall survive in full force and effect in perpetuity, provided that such licenses granted thereunder shall become royalty free (except as otherwise provided in Section 9.4(d)(iii) and Section 7.4(e)), (ii) effective as of the fifteenth (15th) anniversary of the Effective Date such licenses and all rights to Joint Proprietary Technology granted thereunder shall become non-exclusive, (iii) the right of the parties to sublicense shall not require any consent pursuant to Section 7.4(c), and (iv) the right of the parties to sublicense Joint Proprietary Technology shall not require any consent pursuant to Section 7.2(c)(iii).

      (d) Upon the termination of this Agreement for cause in accordance with Section 9.2(c) hereof, the licenses granted to each party in accordance with Article 7 hereto shall survive in full force and effect in perpetuity, provided that all licenses and all rights to Joint Proprietary Technology granted thereunder shall become non-exclusive and royalty free and the right to sublicense shall not require any consent pursuant to Section 7.4(c) and the right to sublicense Joint Proprietary Technology shall not require any consent pursuant to Section 7.2(c)(iii).

      (e) Upon the expiration or termination of this Agreement pursuant to Section 5.5, for cause pursuant to Section 9.2 or upon the cessation of the parties’ joint research collaboration in accordance with Section 7.1(a), unless the parties otherwise agree in writing, all ongoing research projects undertaken in accordance with Section 7.1 hereto shall immediately terminate. Each party shall cooperate with the other party to exchange information and materials related to any ongoing research project, and shall fully inform the other party of any results from such research project not already disclosed to the R&D Committee.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

            (f) Notwithstanding anything to the contrary herein, (i) upon the termination of this Agreement for any reason other than for cause in accordance with Section 9.2(c), each party shall have (A) the exclusive right to enforce any patents that it owns exclusively and (B) the exclusive right to enforce any patents that it owns jointly with the other party in its respective ARA Field of Use until the fifteenth (15th) anniversary of the Effective Date and (ii) upon the expiration of this Agreement or the termination of this Agreement for cause in accordance with Section 9.2(c), or after the fifteenth (15th) anniversary of the Effective Date, each party shall have the exclusive right to enforce any patents that it owns exclusively and the right to enforce any patents that it owns jointly with the other party.

     9.4 *

            (a) *

            (b) *

            (c) *

           (i) *:

         (A) *

         (B) *

           (ii) *

            *

            *

            (d) *

            *

            (e) *

            • *

            • *

            • *

            *

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

     (i) *

     *

     (ii) *

*

     9.5 Limitation of Liability. EXCEPT FOR THE LOST PROFITS PAYABLE BY MARTEK PURSUANT TO SECTION 9.4(c), LOST PROFITS PAYABLE BY DSM PURSUANT TO SECTION 9.4(d)(ii) AND ROYALTIES PAYABLE BY DSM PURSUANT TO SECTION 9.4(d)(iii), IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR LOSS OF PROFITS OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCURRED BY THE OTHER PARTY AND ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT FOR ANY CAUSE OF ACTION OF ANY KIND EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

10. GENERAL

     10.1 [Reserved]

     10.2 Confidential Information. The parties acknowledge and agree that each party will be disclosing confidential information to the other party and that the parties will be developing confidential information jointly during the term of this Agreement, including but not limited to, the Specifications, know-how (including, without limitation, all Know-how), Know-how Records, financial, marketing and business data (if any), and cost information, business strategies, ideas, concepts, ARA Field of Use and marketing information, financial information and Joint Proprietary Technology (the “Confidential Information”). Each party agrees that it shall hold the Confidential Information in strict confidence, shall not disclose it to others or use it in any way, commercially or otherwise, except for purposes of performing its obligations or exploiting its rights under this Agreement. Each party further agrees to take all action necessary to protect the confidentiality of the Confidential Information including, without limitation, (a) implementing and enforcing operating procedures to minimize the possibility of unauthorized use or copying of the Confidential Information, and (b) obligating each of its subcontractors, by written agreement, to protect the Confidential Information. Notwithstanding this Section 10.2, the term “Confidential Information” shall not include any information which (x) is or becomes part of the public domain through no fault of the receiving party, (y) is obtained by the receiving party from any third party which is under no obligation to the disclosing party to protect the confidentiality thereof, or (z) can be established by the receiving party with reasonable documentary evidence to have been independently developed by the receiving party without reliance on the Confidential Information. Notwithstanding the foregoing, if a party or any of its employees or other representatives becomes legally compelled (whether by subpoena, court order or other legal process, by any governmental authority or by applicable law) to disclose any of the Confidential Information or the fact that the Confidential Information has been made available to the receiving party or such employees or representatives, the receiving party shall, to the fullest extent permitted by applicable law, give the disclosing party an adequate opportunity, at the disclosing party’s expense, to interpose an objection and/or to seek a protective order or such other remedy as the disclosing party may consider appropriate in the circumstances. The receiving party shall, and shall assure that each such employee or representative shall, disclose only that portion of the Confidential Information that it is legally required to disclose.

     10.3 Survival. The following provisions shall survive termination or expiration of this Agreement: Section 4.9 (Disclaimers); Section 6.9 (Martek Proprietary Technology Royalty), but only in the event Martek shall be entitled to receive the DSM ARA Field of Use Royalty pursuant to Section 9.4(d)(ii) following the termination of this Agreement; Section 6.11(f) (Invoices and Payments); Section 6.1(i) (Profit Sharing Fee), but only in the event DSM terminates this Agreement pursuant to Section 9.2; Section 6.18(c) (Break-Up Fee), but only upon expiration of this Agreement or in the event DSM terminates this Agreement pursuant to Section 9.2 or Section 5.5 when Martek is the Notifying Party; Section 7.2(a), but only through the fifteenth (15th) anniversary of the Effective Date; Section 7.3, but only to the extent of any pending matters at the time of termination or expiration; Section 9.3 (Effect of Expiration or

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

Termination on Intellectual Property Rights); Section 9.4 (Other Effects of Termination; Damages; Cap); Section 9.5 (Limitation of Liability); Section 10.2 (Confidential Information); Section 10.5 (Disputes; Arbitration); Section 10.6 (Regulatory Matters); Section 10.9 (Severability); Section 10.10 (Relationship of the Parties); Section 10.11 (Notices); Section 10.12 (Governing Law); and Section 10.15 (Entire Agreement).

     10.4 Trademarks.

            (a) Use of Martek Trademarks. During the term of this Agreement, DSM shall use Martek’s brand names and the Martek trade name, solely on Martek’s behalf and for Martek’s benefit, on all shipments of ARA Products by DSM to Martek or any Martek customer, pursuant to delivery or order instructions by Martek to DSM, and DSM shall not attach any additional brand names, trademarks, trade names, logos or designations to any such shipment. DSM’s use of Martek’s brand names and the Martek trade name shall be in accordance with Martek’s policies in effect from time to time, as communicated by Martek to DSM. DSM shall not be authorized to use, and is expressly prohibited from using, any Martek brand name or the Martek trade name on any shipment of ARA Products other than a shipment subject to an order and delivery instructions submitted to DSM by Martek.

            (b) Ownership of Martek Trademarks. DSM has paid no consideration for the use of any Martek brand name or the Martek trade name, and nothing contained in this Agreement will give DSM any right, title or interest in any of them. DSM acknowledges that Martek owns and retains all rights in the Martek brand names and the Martek trade name. DSM will not at any time during or after this Agreement assert or claim any interest in any Martek brand name or the Martek trade name. Upon expiration or termination of this Agreement, DSM will immediately cease all use of the Martek brand names and the Martek trade name.

            (c) DSM Trademarks. In the event that Martek supplies any Crude Oil or Finished Oil to DSM in accordance with Article 3 hereto, Sections 10.4(a) and 10.4(b) shall apply in all respects mutatis mutandis with respect to use and ownership of DSM’s trademarks in the event that Martek uses DSM’s brand names or trade names on shipments pursuant to delivery or order instructions from DSM.

     10.5 Disputes; Arbitration.

            (a) Disputes Generally. The parties hereby undertake to use good faith efforts to settle any dispute arising under this Agreement. Failing settlement, all disputes, including without limitation all unresolved Disputed Issues, claims of breach of contract, fraud in the inducement, negligence, and any other claim of dispute related to this contract shall be finally settled in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce (the “ICC Rules”). In addition, the parties agree that the arbitration shall be conducted according to the International Bar Association’s Rules of Evidence (the “IBA Rules”). Where the ICC Rules and the IBA Rules are inconsistent, the IBA Rules shall prevail, but solely with respect to the presentation and receipt of evidence. The arbitration shall take place in and

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

the seat of the arbitration shall be New York, New York, USA. There shall be a panel of three (3) arbitrators for all disputes. The claimant party shall appoint an arbitrator in the arbitration petition and the respondent party shall appoint an arbitrator in response. If within thirty (30) days after the arbitration petition, the respondent has not appointed an arbitrator, such arbitrator shall be appointed by the ICC. Within thirty (30) days of their confirmation, the two arbitrators shall appoint a third arbitrator who shall preside over the arbitration panel. If the two arbitrators cannot agree on a third arbitrator within such thirty (30) day period, the third arbitrator shall be appointed by the ICC. The arbitrators shall, before accepting such appointment, agree to render their decision to the parties in writing together with the underlying reasoning, including separate statements of findings of facts and conclusions of law, no later than sixty (60) days after completion of hearings, but in no event later than one hundred eighty (180) days from the date of appointment of the last of the arbitrators to be appointed. Any final arbitration award shall be final and not subject to appeal.

            (b) Language; Transcript. English shall be the official language of the arbitration proceedings. The arbitration shall be conducted in the English language. Relevant documents in other languages shall be translated into English if the arbitrators so direct. A written transcript in English of the hearing will be made and furnished to the parties.

            (c) Decision of Arbitrators. The arbitrators will decide in accordance with the terms of this Agreement and will take into account any appropriate international trade usages applicable to the transaction. The award of the arbitrators will be final and binding upon the parties. Judgment upon the award may be entered in any court having jurisdiction in accordance with the Convention on the Recognition and Enforcement of Foreign Arbitral Awards of June 10, 1958. An application may be made to any such court for judicial acceptance of the award and an order of enforcement.

            (d) Expense of Arbitration. The arbitrators shall determine the allocation between the parties of expenses incurred in connection with the arbitration, including, but not limited to, reasonable attorneys’ fees and costs; provided however in the event of arbitration pursuant to the provisions of Section 5.5 the arbitrators must award the prevailing party its attorneys fees and costs, arbitration administrative fees, panel member fees and costs, and any other costs associated with the arbitration.

            (e) Provisional Remedies Not Denied. Each party hereto acknowledges and agrees that the provisions of this Agreement are of the essence and that any violation by it of any provision contained in this Agreement shall cause the other party irreparable injury not fully compensable by monetary damages and for which the non-breaching party may not have an adequate remedy at law. Accordingly, if a non-breaching party institutes an arbitration action or proceeding to enforce this Agreement in accordance with the procedures set forth above, then such non-breaching party shall be entitled to provisional injunctive relief or other form of provisional remedy in aid of the arbitration as may be necessary or appropriate to the fullest extent permissible under applicable law, to enjoin, prevent or curtail any breach of this Agreement, threatened or actual, without the posting of any bond or security, whether in

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

summary proceedings or on the merits. It is understood and agreed, however, that the final determination of any alleged breach giving rise to any provisional injunctive relief or other form of provisional remedy shall be made solely by the arbitrators in accordance with the provisions set forth above. In addition to the authority conferred upon the arbitration tribunal by the ICC Rules, the tribunal, along with any court of competent jurisdiction, shall also have the authority to grant provisional remedies, including injunctive relief. Without limiting the generality of the foregoing, it is understood and agreed that a party shall be entitled to injunctive relief in the event the other party breaches any of the provisions of Section 5.5.

            (f) Federal Arbitration Act. Notwithstanding anything to the contrary herein, the arbitration provisions set forth herein, and any arbitration conducted thereunder, shall be governed exclusively by the Federal Arbitration Act, Title 9, United States Code and the Convention on the Recognition and Enforcement of Foreign Arbitral Awards of June 10, 1958, to the exclusion of any state or municipal law.

     10.6 Regulatory Matters. Each party shall provide the other party with all information the other party may reasonably request in order to obtain or comply with any necessary regulatory approvals, permits, licenses, clearances and notifications required by it in connection with its performance under this Agreement, including but not limited to all information concerning studies performed by or on behalf of such party in the field of product identification, characterization and analysis; pathogenicity, toxicity, mutagenicity and clinical trials. Each party shall promptly notify the other of all communications with the FDA and other regulatory agencies regarding ARA.

     10.7 Assignment; Delegation. Neither this Agreement nor any rights granted hereby may be assigned by either party without the prior written consent of the other party. Any attempt by either party to assign any rights, duties or obligations without the requisite consent of the other party shall be void and without force or effect. Notwithstanding the foregoing, either party shall have the right to assign its rights and delegate its obligations under this Agreement to an Affiliate, provided that such party shall guarantee the full and timely performance of such obligations by such Affiliate.

     10.8 Amendments and Waivers. Except as expressly stated herein, neither this Agreement nor any terms hereof may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by all parties or, in the case of a waiver, by the party waiving compliance.

     10.9 Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. In the case of any such invalidity, illegality or unenforceability, the parties agree to use their commercially reasonable efforts to achieve the purpose of such provision by a new legally valid and enforceable stipulation. In addition, the parties hereby authorize any court or arbitrator having jurisdiction thereover to modify such provision to the extent necessary to render such provision enforceable,

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

and the rights and obligations of the parties shall be construed and enforced accordingly, preserving to the fullest permissible extent the intent and the agreements of the parties.

     10.10 Relationship of the Parties. For purposes of this Agreement, DSM and Martek will be and shall act as independent contractors, and neither party is authorized to act as an agent or partner of, or joint venturer with, the other party for any purpose. Neither party by virtue of this Agreement shall have any right, power, or authority to act or create any obligation, express or implied, on behalf of the other party.

     10.11 Notices. Except as otherwise expressly provided herein, all notices required or permitted to be sent hereunder, including any requests and other communications, to any party hereunder shall be in writing and sufficient if delivered by recognized international express courier service or by facsimile with telephone confirmation of receipt by the addressee, in each case addressed as follows:

If to DSM:
DSM Food Specialties B.V.
A. Fleminglaan 1
2613 AX Delft
The Netherlands
Attention: Business Unit Director Nutritional Ingredients
Phone: ** 31 15 279 2081
Fax: ** 31 15 279 3480

With a copy to:
DSM Food Specialties B.V.
A. Fleminglaan 1
2613 AX Delft
The Netherlands
Attention: Legal Counsel
Phone: ** 31 15 279 2557
Fax: ** 15 279 4170

If to Martek:
Martek Biosciences Corporation
6480 Dobbin Road
Columbia, Maryland 21045
Attention: President
Phone: 410-740-0081
Fax: 410-740-2985

With a copy to:
Martek Biosciences Corporation
6480 Dobbin Road
Columbia, Maryland 21045
Attention: General Counsel

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

Phone: 410-740-0081
Fax: 410-740-2985

Hogan & Hartson L.L.P.
111 South Calvert Street
Baltimore, Maryland 21202
Attention: Michael J. Silver, Esq.
Phone: 410-659-2741
Fax: 410-539-6981

or to such other address as the party to whom notice is to be given may have furnished to the other party, in writing in accordance herewith. Each such notice shall be effective on the fifth (5th) business day following the date on which such communication is sent when delivered by recognized international express courier service and on the first (1st) business day following the date on which such communication is sent by facsimile with telephone confirmation of receipt by the addressee. This provision shall not apply to communications between the parties in the ordinary course of business.

     10.12 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts to be performed fully within the State of New York. The parties hereby expressly exclude the applicability of the Convention on Contracts for the International Sale of Goods and that body of law known as conflicts of laws. Notwithstanding anything to the contrary herein, issues regarding the scope or interpretation of any parties’ patents shall be determined in accordance with the laws of the jurisdiction in which such patent has issued.

     10.13 Force Majeure. Each party shall be excused from the timely performance, and neither party shall be liable for any damages or penalty for any delay or failure in performance, of any obligation hereunder or for failure to give the other party prior notice thereof when such delay or failure is due to the elements, acts of God, delays in transportation, delays in delivery by vendors or subcontractors or other causes beyond that party’s reasonable control (each such event being a “Force Majeure Event”). Such excuse shall continue for the duration of the Force Majeure Event and for a reasonable period of time afterwards as then determined by the parties in good faith.

     10.14 No Waivers. No express or implied waiver by either party of any event of default hereunder shall in any way be, or be construed as, a waiver of any future or subsequent event of default.

     10.15 Entire Agreement. The parties acknowledge that this Agreement, together with the Schedules hereto, which are hereby incorporated herein and made a part hereof, sets forth the complete, exclusive and integrated understanding of the parties and supersedes all proposals or prior agreements, oral or written, and all other prior communications between the parties relating

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

to the subject matter of this Agreement and, except as provided in Section 10.8, no other documents (including without limitation each party’s general terms and conditions of purchase or sale) shall act to modify, amend or add to this Agreement.

     10.16 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     10.17 Guarantees.

            (a) *

            (b) DSM unconditionally and irrevocably guarantees to Martek compliance by each of its Affiliates with the provisions of this Agreement, including but not limited to Sections 5.5, 7.2, 7.4, and 9.4, and shall be liable to Martek for any damages resulting from an Affiliate’s noncompliance with the provisions of this Agreement. Martek shall, without any further action or formality being required, have the right to institute arbitration to enforce this provision in accordance with Section 10.5.

            (c) Martek unconditionally and irrevocably guarantees to DSM compliance by each of its Affiliates with the provisions of this Agreement, including but not limited to Sections 5.5, 7.2, 7.4, and 9.4, and shall be liable to DSM for any damages resulting from an Affiliate’s noncompliance with the provisions of this Agreement. DSM shall, without any further action or formality being required, have the right to institute arbitration to enforce this provision in accordance with Section 10.5.

     10.18 [Reserved]

     10.19 *

     10.20 Hierarchy of Documents. The body of the Agreement will prevail in case of discrepancies with the Schedules.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

ARA Alliance, Purchase and Production Agreement

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered as of the day and year first above written.

MARTEK BIOSCIENCES	DSM FOOD SPECIALTIES B.V.
CORPORATION

/s/ Steve Dubin	/s/ R.W. van Leen
By: Steve Dubin	By: R.W. van Leen
Title: President	Title: Managing Director

/s/ G.F.M. Mooren
By: G.F.M. Mooren
Title: Managing Director

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission

SCHEDULES

TO

ARA ALLIANCE, PURCHASE AND PRODUCTION AGREEMENT

BY AND BETWEEN

MARTEK BIOSCIENCES CORPORATION

AND

DSM FOOD SPECIALTIES B.V.

Dated as of April 19, 2004

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

LIST OF SCHEDULES

Schedule 2.12	ARA Assay Procedure
Schedule 2.17	Biomass Specifications
Schedule 2.28	Crude Oil Specifications
Schedule 2.45	DSM Costs
Schedule 2.50	DSM Patents (pending patents)
Schedule 2.51	DSM Know-how
Schedule 2.62	Excluded Subject Matter
Schedule 2.67	Finished Oil Specifications
Schedule 2.75	*
Schedule 2.98	Martek Costs
Schedule 2.101	Martek Patents (pending patents)
Schedule 2.102	Martek Know-how
Schedule 2.111	*
Schedule 4.2(a)	DSM Certificate of Analysis
Schedule 4.2(b)	Martek Certificate of Analysis
Schedule 4.6	Manufacturing Changes
Schedule 6.15	Yield Assumptions
Schedule 7.2(a)(i)	Martek Non-Challengeable Patents (pending patents)
Schedule 7.2(b)(i)	DSM Patent Oppositions
Schedule 7.2(b)(ii)	Martek Patent Oppositions
Schedule 10.19	Termination Agreement

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 2.12
ARA ASSAY PROCEDURE

*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 2.17
BIOMASS SPECIFICATIONS

*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 2.28
CRUDE OIL SPECIFICATIONS

*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 2.45
DSM COSTS

*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 2.50
DSM PATENTS

Patent #	Title	Summary
WO 97/36996	Process for the preparation of a granular microbial biomass and isolation of valuable compounds therefrom	A process for the isolation of desired compound(s) from a microbial biomass is disclosed, wherein the microbial biomass (which, if necessary, is pre-treated to give a dry matter content of from 25 to 80% is granulated (e.g. by extrusion) and then dried to a dry matter content of at least 80%. The granulation of the biomass to granules significantly eases subsequent drying of the biomass (which can be stored as dried granules) and gives higher yields on extraction of the compound(s).

WO97/37032	Fatty acid containing Oil from pasteurized biomass	In one aspect the present invention provides a process for the isolation of one or more compound(s) from a microbial biomass, the process comprising:

a) culturing microorganisms in a fermentation broth under conditions whereby the microorganisms produce the compound

b) pasteurizing either the fermentation broth or a microbial biomass derived therefrom; and

c) extracting, isolating or recovering the compound from the microbial biomass

WO9735487	Solid water soluble PUFA-carrying particles	The present invention relates to a process for the preparation of a polyunsaturated fatty acid (PUFA)-containing composition where a PUFA-containing lipid is adsorbed onto a solid carrier such as a powder. This can be used in a process for preparing an infant formula, such as where the powdered PUFA-containing lipid is added after an emulsion of oil and water phases has been formed

WO97/35488	Late addition of PUFAs in production of infant formula	The present invention relates to a process for the preparation of a polyunsaturated fatty acid (PUFA)-containing food, such as an infant formula, where a composition comprising a PUFA is added at a late stage of the infant formula preparation process in this way, the PUFAs is minimally exposed to conditions during the process that induce degradation of the PUFAs.

WO9743362	Sterol extraction with polar solvent	The present invention relates to a process of treating an oil, the process comprising contacting the oil with a polar solvent, and then separating the solvent containing the compound from the so treated oil. The oil is microbially derived, and extracted either form a fermentation broth or a filtrate thereof using hexane. The compound to be extracted is usually a sterol or a diglyceride. The solvent is ethanol having up to 5% of water. The oil an contain a polyunsaturated fatty acid such as C28, C20 or C22 w-e, or w-6 fatty acid, such as arachidonic acid.

WO9965327	Microbial ARA for use in maine feed	A marine feed composition is described comprising microbially derived arachidonic acid (ARA) or ARA in the form of a triglyceride. The ARA is suitably produced by a fungus, such as of the genus Mortierella, although the feed composition itself is free of microbial cells. These forms of ARA have been found to give better growth and pigmentation promotion in marine organisms (shrimps and fish) than corresponding phospholipid forms of ARA from fish oil. The ARA can be in the form of an oil, e.g. an oil-in-water emulsion or may first be fed to larvae, rotifers or nauplii which are themselves included in a composition as “live” feed for larger organisms.

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Schedules to ARA Alliance, Purchase and Production Agreement

Patent #	Title	Summary
WO 00/21524	PUFA supplement /ARA for pregnant women	Edible formulations, such as polyunsaturated fatty acids (PUFAs) such as pharmaceutical compositions or nutritional supplements, are disclosed comprising arachidonic acid (ARA). They are adapted to deliver from 150 mg to 1 g per day of ARA and may contain other PUFAs, for example docosahexaenoic acid (DHA) at a ration of ARA: DHA of 1:1 to 1:2 are also disclosed, as are foodstuffs comprising of 0.1 to 5% of ARA. Such formulations can be used to increase ARA levels in vivo, for example in pregnant women or for people who have diseases or conditions associated with low ARA levels.

WO 02/10423	Isolation of microbial oils	The extraction of a microbial or single cell oil, for example comprising one or more polyunsaturated fatty acids (PUFA’s), directly form microbial cells is disclosed which avoids the need for solvents.

WO02/10322	Purifying crude PUFA oils	A process for preparing an oil mixture of an w-6 PUFA (such as ARA) with w-3 PUFA (such as DHA and/or EPA is described which can be included into edible formulations such as foodstuffs, and in particular infant formulas.

*	*	*

*	*	*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

2 of 2

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 2.51
DSM KNOW-HOW

*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 2.62
EXCLUDED SUBJECT MATTER

SR No. / Hunton
No. / Rothwell		Application or	Appl. Date or
No.	Country	Patent Number	Date Issued	Title of Patent	Status
0103 / 000106	Australia	12392/92	1/22/92	Microbial Oil Mixtures and Uses Thereof	Granted
		661297	11/7/1995
0290 / 000107	Austria	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0291/000108	Belgium	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
*	*	*	*	*	Pending
0104 / 000110	Canada	2,101,274	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		2,101,274	12/15/1998
0294 / 000111	Denmark	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
*	*	*	*	*	Pending
Published
0029 / 000113	Europe	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP568606	4/18/2001
0305 / 000114	France	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0107 / 000115	French Africa (OPAI)	PV 60396	1/22/92	Microbial Oil Mixtures and Uses Thereof	Granted
		10348	12/29/1997
0293 / 000116	Germany	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0296 / 000117	Greece	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0105 / 000118	Indonesia	P001678	1/24/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		ID 0000174	6/20/1995
0026 / 000119	Israel	100733	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		100733	4/1/1996
0083 / 000120	Israel	114253	1/22/1992	Composition Including Blends of	Granted
		114253	10/14/1997	Microbial Oils and Their Preparation
0297 / 000121	Italy	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0032 / 000122	Japan	504606/92	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		2731035	12/19/1997
0300 / 000123	Luxembourg	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0090 / 000124	Mexico	9200320	1/24/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		183638	1/6/1997
0301 / 000125	Monaco	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0303 / 000126	Netherlands	EP92904388.3EP	1/22/19924/18/	Microbial Oil Mixtures and Uses Thereof	Granted
		0568606	2001
0106 / 000127	New Zealand	241359	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		241359	2/16/1996

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

1 of 4

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. / Hunton
No. / Rothwell		Application or	Appl. Date or
No.	Country	Patent Number	Date Issued	Title of Patent	Status
0108 / 000128	PCT	PCT/US92/00522	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Entered Nat'l Phase
		WO 92/ 12711	8/6/1992		Published
0109 / 000129	Philippines	1992-43812	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		43812	11/23/2001
0066 / 000130	Russia	930524210.13	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		2093996	10/27/1997
0065 / 000131	Singapore	9608986.7	4/13/1996	Microbial Oil Mixtures and Uses Thereof	Granted
		49307	1/10/2002
0110 / 000132	South Africa	92/0452	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		92/0452	10/28/1992
0034 / 000133	South Korea	1993-0702205	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		321543	1/9/2002
0245 / 000134	South Korea	2001-7003480	3/30/2000	Microbial Oil Mixtures and Uses Thereof	Granted
		292103	3/20/2001
0278 / 000135	South Korea	2001-7002283	2/22/2001	Microbial Oil Mixtures and Uses Thereof	Granted
		313987	10/25/2001
0302 / 000136	Spain	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0111 / 000137	Sri Lanka	10526	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		10526	6/17/1994
0304 / 000138	Sweden	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0292 / 000139	Switzer	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
	land	EP0568606	4/18/2001
0295 / 000140	United Kingdom	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0102 / 000141	USA	07/944,739	9/14/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		US 5,374,657	12/20/1994
0059 / 000142	USA	(07/944,739)	(9/14/1992)	Microbial Oil Mixtures and Uses Thereof	Granted
		08/358,474	12/19/1994
		US 5,550,156	8/27/1996
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending; Renewal
1/19/2004
*	*	*	*	*	PendingAnnuity Date
1-19-2004
*	*		*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

2 of 4

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. / Hunton
No. / Rothwell		Application or	Appl. Date or
No.	Country	Patent Number	Date Issued	Title of Patent	Status
2997-20-PUS	US	10/181756	7/19/2002	Methods for Raising Rabbits	Issued; Annuity
		6,568,351	5/27/2003		fees due
11/27/2006; 2010;
and 2014
*	*	*	*	*	Pending; Annuity
fee due 6/26/2006
*	*	*	*	*	Pending; Renewal
fees due 6/26/2004
*	*	*	*	*	Pending
*	*			*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
2997-38-PCT	PCT	US02/27134	8/26/2002	Products Containing Highly Unsaturated	Published
		WO03/ 17945 A2	3/6/2003	Fatty Acids for Use by Women During Stages of Preconception, Pregnancy and Lactation
*	*	*	*	*	Pending
0127 / 000176	Australia	69635/94	6/2/1994	Methods and Pharmaceutical	Granted
		693450	11/5/1998	Compositions Useful for Treating
Neurological Disorders
*	*	*	*	*	Pending

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

3 of 4

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. / Hunton
No. / Rothwell		Application or	Appl. Date or
No.	Country	Patent Number	Date Issued	Title of Patent	Status
0031 / 000178	Europe	94918217.4	6/2/1994	Methods and Pharmaceutical	Allowed
		WO94/28913		Compositions Useful for Treating
Neurological Disorders
*	*	*	*	*	Pending
Published
*	*	*	*	*	Pending
0118 / 000181	PCT	PCT/US94/	6/2/1994	Methods and Pharmaceutical	Entered Nat'l Phase
		06317		Compositions Useful for Treating	Published
		W094/ 28913	12/22/1994	Neurological Disorders
EP0707487
*	*	*	*	*	Pending
*	*	*	*	*	Pending(Published)
0168 / 000185	Israel	122405	6/3/1996	Methods for Controlling Highly	Granted
		122405	4/10/2003	Unsaturated Fatty Acid Content in
			Hunton has 7/11/2003	Various Tissues
*	*	*	*	*	Pending
0067 / 000187	PCT	WO 96/ 40106	6/3/1996	Methods for Controlling Highly	Entered Nat'l Phase
		PCT/US96/0	12/19/1996	Unsaturated Fatty Acid Content in	Published
		8649		Various Tissues

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

4 of 4

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 2.67
FINISHED OIL SPECIFICATIONS

*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 2.75
GUARANTY AGREEMENT

*

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 2.98
MARTEK COSTS

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

SCHEDULE 2.101
MARTEK PATENTS

SR No. /		Application or	Appl. Date or
Hunton No.	Country	Patent Number	Date Issued	Title of Patent	Status
2997-4	US	08/377766 5,583,019	1/24/1995 12/10/96	Method for Production of Arachidonic Acid	Issued; Maintenance Fees Due; 6/10/04; 6/10/08

2997-4-AU	Australia	37991/95 711967	11/20/1995 2/10/00	Method for Production of Arachidonic Acid	Issued; Annuity Due 11/20/03

*	*	*	*	*	Pending; Annuity Due 11/20/03

2997-4-EP	Europe	96200072.5 EP0726 321 B1	1/16/96 6/12/2002	Method for Production of Arachidonic Acid	Issued; Annuity Due 1/16/04

*	*	*	*	*	Pending. Annuity due 11/28/2003

*	*	*	*	*	Pending

2997-4-EPDE	West Germany	96200072.5 69621663.9-08	1/16/1996 6/12/2002	Method for Production of Arachidonic Acid	Issued; Renewal due 1/16/2004

2997-4-EPFR	France	96200072.5 0726321	1/16/1996 6/12/2002	Method for Production of Arachidonic Acid	Issued; Renewal due 1/16/2004

2997-4-EPGB	United Kingdom	96200072.5 0726321	1/16/1996 6/12/2002	Method for Production of Arachidonic Acid	Issued; Renewal due 1/16/2004

2997-4-EPIT	Italy	96200072.5 0726321	1/16/1996 6/12/2002	Method for Production of Arachidonic Acid	Issued; Renewal due 1/16/2004

*	*	*	*	*	Pending

2997-4-1	US	08/763973 5,882,703	12/10/96 3/16/99	Product Containing Mortierella sect. Schmuckeri lipids	Issued; Maintenance Fees Due 9/16/06; 9/16/10

2997-4-1-1	US	09/270,294 6,245,365	3/15/99 6/12/01	Food Products Containing Mortierella sect. Schmuckeri	Issued; Maintenance fee due 12/12/2004; 12/12/2008 and 12/12/2012

2997-4-1-1-1	US	09/480,060 6,319,698	1/10/00 11/20/2001	A Method for Producing Arachidonic Acid (As Amended)	Issued 11/20/2001 Maintenance fee due 5/20/2005; 5/20/2009 and 5/20/2013

*	*	*	*	*	Pending

2997-4-1-2	US	09/7890576,541,049	2/19/014/1/2003	Method for Production of Arachidonic Acid	Issued; Maintenance Fees due 10/1/2006; 2010 and 2014

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

1 of 7

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. /		Application or	Appl. Date or
Hunton No.	Country	Patent Number	Date Issued	Title of Patent	Status
*	*	*	*	*	Pending;
Must File IDS
*	*	*	*	*	Pending; Renewal
1/19/2006
*	*	*	*	*	Pending; Renewal
1/19/2004
*	*	*	*	*	Pending; Renewal
1/19/2004
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending; Renewal
1/19/2004
*	*	*	*	*	Pending;
Annuity Fees due
1/19/2004
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
Published
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending; Annuity
fee due 1/19/2004
*	*	*	*	*	Pending

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

2 of 7

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. /		Application or	Appl. Date or
Hunton No.	Country	Patent Number	Date Issued	Title of Patent	Status
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending; Renewal
1/19/2004
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
2997-42-PCT	PCT	US02/39930	12/12/2002	Extraction and Winterization of Lipids From Oilseed	Published
		WO03/049832	June 19, 2003	and Microbial Sources Using Acetone or Analogous
Solvent
*	*	*	*	*	Pending
2997-45-PCT	US	US03/14177	5/5/2002	High-Quality Lipids and Methods for Producing by	Published
		WO03/14177	11/13/2003	Enzymatic Liberation from Biomass
*	*	*	*	*	Pending
0114/ 0009	Australia	AU92/12355	1/22/1992	Arachidonic Acid and Methods for the Production and	Granted
		AU 661674	11/21/1995	Use Thereof
WO92/13086
264/00010	Austria	EP92904428.7EP	1/22/19929/6/2000	Fungal Oil Containing ARA, Method for its Preparation	Granted
		0568608		and Composition Containing Said Oil
265/ 00011	Belgium	EP92904428.7	1/22/1992	Fungal Oil Containing ARA, Method for its Preparation	Granted
		EP0568608	9/6/2000	and Composition Containing Said Oil
*	*	*	*	*	Pending
115 / 00013	Canada	2101273	1/22/1992	Arachidonic Acid and Methods for the Production and	Granted
		2101273	4/2/2002	Use Thereof
268/ 000014	Denmark	EP92904428.7	1/22/1992	Fungal Oil Containing ARA, Method for its Preparation	Granted
		EP0568608	9/6/2000	and Composition Containing Said Oil
056 / 00015	Europe	EP92904438.7	1/22/92	Fungal Oil Containing ARA, Method for its Preparation	Granted
		EP0568608 B1	9/6/2000	and Composition Containing Said Oil
*	*	*	*	*	Pending

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

3 of 7

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. /		Application or	Appl. Date or
Hunton No.	Country	Patent Number	Date Issued	Title of Patent	Status
0270/ 000017	France	EP92904428.7 EP0568608	1/22/1992 9/6/2000	Fungal Oil Containing ARA, Method for its Preparation and Composition Containing Said Oil	Granted

120 / 000018	French Africa (OAPI)	PV 60397 09909	1/22/1992 9/15/1994	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

0267 / 000019	Germany	EP92904428.7 EP0568608	1/22/1992 9/6/2000	Fungal Oil Containing ARA, Method for its Preparation and Composition Containing Said Oil	Granted

0272 / 000020	Greece	EP92904428.7 EP0568608	1/22/1992 9/6/2000	Fungal Oil Containing ARA, Method for its Preparation and Composition Containing Said Oil	Granted

0117 / 000021	Indonesia	P-001679 ID 0000393	1/24/1992 12/22/1995	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

0116 / 000022	Israel	100732.0	10/1/1995	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

0273 / 000023	Italy	EP92904428.7 EP0568608	1/22/1992 9/6/2000	Fungal Oil Containing ARA, Method for its Preparation and Composition Containing Said Oil	Granted

0203 / 000024	Japan	240168/98 3229268	1/22/1992 9/7/2001	Arachidonic Acid Containing Fungal Oil	Granted

274 / 000026	Luxembourg	EP92904428.7EP 0568608	1/22/19929/6/2000	Fungal Oil Containing ARA, Method for its Preparation and Composition Containing Said Oil	Granted

0119 / 000027	Mexico	9200301 202940	1/24/1992 7/6/2001	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

275 / 000028	Monaco	EP92904428.7 EP0568608	1/22/1992 9/6/2000	Fungal Oil Containing ARA, Method for its Preparation and Composition Containing Said Oil	Granted

0276 / 000029	Netherlands	EP92904428.7 EP0568608	1/22/1992 9/6/2000	Fungal Oil Containing ARA, Method for its Preparation	Granted

0113 / 000030	New Zealand	241358 NZ 241358	1/22/1992 2/8/1995	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

0122 / 000031	PCT	WO 92/ 13086 PCT/US92/00517	1/22/1992 8/6/1992	Arachidonic Acid and Methods for the Production and Use Thereof	Entered Nat’l Phase Published

0121 / 000032	Philippines	43811 1992-43811	1/22/1992 8/22/2002	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

087/ 000033	Russia	93-054772 2120998	1/22/1992 1/29/1998	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

0037 / 000034	South Africa	92/0454 92/0454	1/22/1992 10/28/1992	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

0085 / 000035	South Korea	1993-702193 254300	1/22/1992 2/1/2000	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

4 of 7

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. /		Application or	Appl. Date or
Hunton No.	Country	Patent Number	Date Issued	Title of Patent	Status
0226 / 000036	South Korea	10-1999-7008800	9/27/1999 6/29/2001	An Oil Composition Containing ARA	Granted

0269 / 000037	Spain (ES)	EP92904428.7 EP0568608	1/22/1992 9/6/2000	Fungal Oil Containing ARA, Method for its Preparation and Composition Containing Said Oil	Granted

0027 / 000038	Sri Lanka	10527 10527	1/22/1992 10/27/1993	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

0277 / 000039	Sweden	EP92904428.7 EP0568608	1/22/1992 9/6/2000	Fungal Oil Containing ARA, Method for its Preparation and Composition Containing Said Oil	Granted

0266 / 000040	Switzer land	EP92904428.7 EP0568608	1/22/1992 9/6/2000	Fungal Oil Containing ARA, Method for its Preparation and Composition Containing Said Oil	Granted

0271 / 000041	United Kingdom	EP92904428.7EP 0568608	1/22/19929/6/2000	Fungal Oil Containing ARA, Method for its Preparation and Composition Containing Said Oil	Granted

003 / 000043	Australia	AU 96/48542	1/3/1996	Arachidonic Acid and Methods for the Production and	Granted
		713567	12/2/1999	Use Thereof

*	*	*	*	*	Pending

005 / 000045	Canada	—	1/3/1996	Arachidonic Acid and Methods for the Production and	Issued
		2,209,513	5/28/2002	Use Thereof

*	*	*	*	*	Pending

0287 / 000047	Eurasia	1036.0	8/28/2000	Unmodified Fungal Oil Mortierella Sp., Method for Production Thereof, Method of Providing Arachidonic Acid to Infant Formula, Infant Formula Containing Arachidonic Acid, Method of Providing a Human with Supplemental Amount of Arachidonic Acid and Cosmetic Composition	Granted

007 / 000048	Europe	96904435.3	1/3/1996	Arachidonic Acid and Methods for the Production and	Issued
		0800584	5/2/03	Use Thereof

*	*	*	*	*	Pending
Published

/ 000261	Portugal	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the Production and	Granted
		EP0800584	5/2/03	Use Thereof

/ 000262	Sweden	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the Production and	Granted
		EP0800584	5/2/03	Use Thereof

/ 000263	Monaco	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the Production and	Granted
		EP0800584	5/2/03	Use Thereof

/ 000264	Nether	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the Production and	Granted
	lands	EP0800584	5/2/03	Use Thereof

/ 000265	Luxembourg	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the Production and	Granted
		EP0800584	5/2/03	Use Thereof

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

5 of 7

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. /		Application or	Appl. Date or
Hunton No.	Country	Patent Number	Date Issued	Title of Patent	Status
/ 000266	Italy	EP96904435.3 EP0800584	1/3/1996 5/2/03	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

/ 000267	Ireland	EP96904435.3 EP 0800584	1/3/19965/2/03	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

/ 000268	Greece	EP96904435.3 EP0800584	1/3/1996 5/2/03	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

/ 000269	United Kingdom	EP96904435.3 EP0800584	1/3/1996 5/2/03	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

/ 000270	France	EP96904435.3 EP0800584	1/3/1996 5/2/03	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

/ 000271	Germany	EP96904435.3 EP0800584	1/3/1996 5/2/03	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

/ 000272	Switzer land	EP96904435.3 EP0800584	1/3/1996 5/2/03	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

/ 000273	Austria	EP96904435.3 EP0800584	1/3/1996 5/2/03	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

/ 000274	Belgium	EP96904435.3 EP0800584	1/3/1996 EP0800584	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

/ 000275	Denmark	EP96904435.3 EP0800584	1/3/1996 5/2/03	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

/ 000276	Spain	EP96904435.3 EP0800584	1/3/1996 5/2/03	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

*	*	*	*	*	Pending

*	*	*	*	*	Pending

*	*	*	*	*	Pending

*	*	*	*	*	Pending

*	*	*	*	*	Pending

0062 / 000053	PCT	US96/00182WO96/ 21037	1/3/967/11/1996	Arachidonic Acid and Methods for the Production and Use Thereof	Entered Nat'l Phase

*	*	*	*	*	Pending

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

6 of 7

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. /		Application or	Appl. Date or
Hunton No.	Country	Patent Number	Date Issued	Title of Patent	Status
0173/ 000055	Singapore	9703038.1	1/3/1996	Arachidonic Acid and Methods for the Production and	Granted
		42669	3/30/1999	Use Thereof
*	*	*	*	*	Pending
0025 / 000057	USA	Appl. 08/367881	1/3/1995	Arachidonic Acid and Methods for the Production and	Granted
		US 5,658,767	8/19/1997	Use Thereof
0014 / 000058	Russia	EA-97/0090-US	1/3/1996	Arachidonic Acid and Methods for the Production and	Granted
		1036	8/28/2000	Use Thereof
0186 / 000105	USA	09/210,598	12/15/1998	Two Phase Extraction of Oil from Biomass	Granted
		US 6,166,231	12/26/2000
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

7 of 7

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 2.102
MARTEK KNOW-HOW

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 2.111

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 4.2(a)
DSM CERTIFICATE OF ANALYSIS

*

2 of 2

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 4.2(b)
MARTEK CERTIFICATE OF ANALYSIS

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 4.6
MANUFACTURING CHANGES

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 6.15
YIELD ASSUMPTIONS

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 7.2(a)(i)
MARTEK NON-CHALLENGEABLE PATENTS

SR No. /		Application or	Appl. Date or Date
Hunton No.	Country	Patent Number	Issued	Title of Patent	Status
2997-4	US	08/377766	1/24/1995	Method for Production of	Issued; Maintenance
		5,583,019	12/10/96	Arachidonic Acid	Fees Due; 6/10/04;
6/10/08
2997-4-AU	Australia	37991/95	11/20/1995	Method for Production of	Issued; Annuity Due
		711967	2/10/00	Arachidonic Acid	11/20/03
*	*	*	*	*	Pending; Annuity
Due 11/20/03
2997-4-EP	Europe	96200072.5	1/16/96	Method for Production of	Issued; Annuity Due
		EP0726 321 B1	6/12/2002	Arachidonic Acid	1/16/04
*	*	*	*	*	Pending. Annuity
due 11/28/2003
*	*	*	*	*	Pending
2997-4-EPDE	West Germany	96200072.5	1/16/1996	Method for Production of	Issued; Renewal due
		69621663.9-08	6/12/2002	Arachidonic Acid	1/16/2004
2997-4-EPFR	France	96200072.5	1/16/1996	Method for Production of	Issued; Renewal due
		0726321	6/12/2002	Arachidonic Acid	1/16/2004
2997-4-EPGB	United Kingdom	96200072.5	1/16/1996	Method for Production of	Issued; Renewal due
		0726321	6/12/2002	Arachidonic Acid	1/16/2004
2997-4-EPIT	Italy	96200072.5	1/16/1996	Method for Production of	Issued; Renewal due
		0726321	6/12/2002	Arachidonic Acid	1/16/2004
*	*	*	*	*	Pending
2997-4-1	US	08/763973	12/10/96	Product Containing Mortierella sect.	Issued; Maintenance
		5,882,703	3/16/99	Schmuckeri lipids	Fees Due 9/16/06;
9/16/10
2997-4-1-1	US	09/270,294	3/15/99	Food Products Containing Mortierella	Issued; Maintenance
		6,245,365	6/12/01	sect. Schmuckeri	fee due 12/12/2004;
12/12/2008 and
12/12/2012
2997-4-1-1-1	US	09/480,060	1/10/00	A Method for Producing	Issued 11/20/2001
		6,319,698	11/20/2001	Arachidonic Acid (As Amended)	Maintenance fee due
5/20/2005;
5/20/2009 and
5/20/2013
*	*	*	*	*	Pending
2997-4-1-2	US	09/7890576,541,049	2/19/014/1/2003	Method for Production of	Issued Maintenance
				Arachidonic Acid	Fees due 10/1/2006;
2010 and 2014

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

1 of 11

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. /		Application or	Appl. Date or Date
Hunton No.	Country	Patent Number	Issued	Title of Patent	Status
*	*	*	*	*	Pending;
Must File IDS
*	*	*	*	*	Pending; Renewal
1/19/2006
*	*	*	*	*	Pending; Renewal
1/19/2004
*	*	*	*	*	Pending; Renewal
1/19/2004
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending; Renewal
1/19/2004
*	*	*	*	*	Pending;
Annuity Fees due
1/19/2004
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
Published
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending; Annuity
fee due 1/19/2004
*	*	*	*	*	Pending
*	*	*	*	*	Pending

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

2 of 11

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. /		Application or	Appl. Date or Date
Hunton No.	Country	Patent Number	Issued	Title of Patent	Status
*	*	*	*	*	Pending
*	*	*	*	*	Pending; Renewal
1/19/2004
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
2997-42-PCT	PCT	US02/39930	12/12/2002	Extraction and Winterization of Lipids	Published
		WO03/049832	June 19, 2003	From Oilseed and Microbial Sources Using
Acetone or Analogous Solvent
*	*	*	*	*	Pending
2997-45-PCT	US	US03/14177	5/5/2002	High-Quality Lipids and Methods for	Published
		WO03/14177	11/13/2003	Producing by Enzymatic Liberation from
Biomass
*	*	*	*	*	Pending
0114/ 0009	Australia	AU92/12355	1/22/1992 11/21/1995	Arachidonic Acid and Methods for the	Granted
		AU 661674		Production and Use Thereof
WO92/13086
264/00010	Austria	EP92904428.7EP	1/22/19929/6/2000	Fungal Oil Containing ARA, Method for	Granted
		0568608		its Preparation and Composition
Containing Said Oil
265/ 00011	Belgium	EP92904428.7	1/22/1992	Fungal Oil Containing ARA, Method for	Granted
		EP0568608	9/6/2000	its Preparation and Composition
Containing Said Oil
*	*	*	*	*	Pending
115 / 00013	Canada	2101273	1/22/1992	Arachidonic Acid and Methods for the	Granted
		2101273	4/2/2002	Production and Use Thereof
268/ 000014	Denmark	EP92904428.7	1/22/1992	Fungal Oil Containing ARA, Method for	Granted
		EP0568608	9/6/2000	its Preparation and Composition
Containing Said Oil
056 / 00015	Europe	EP92904438.7	1/22/92	Fungal Oil Containing ARA, Method for	Granted
		EP0568608 B1	9/6/2000	its Preparation and Composition
Containing Said Oil
*	*	*	*	*	Pending
0270/ 000017	France	EP92904428.7	1/22/1992	Fungal Oil Containing ARA, Method for	Granted
		EP0568608	9/6/2000	its Preparation and Composition
Containing Said Oil
120 / 000018	French Africa (OAPI)	PV 60397 09909	1/22/1992 9/15/1994	Arachidonic Acid and Methods for the Production and Use Thereof	Granted

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

3 of 11

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. /		Application or	Appl. Date or Date
Hunton No.	Country	Patent Number	Issued	Title of Patent	Status
0267 / 000019	Germany	EP92904428.7	1/22/1992	Fungal Oil Containing ARA, Method for	Granted
		EP0568608	9/6/2000	its Preparation and Composition
Containing Said Oil
0272 / 000020	Greece	EP92904428.7	1/22/1992	Fungal Oil Containing ARA, Method for	Granted
		EP0568608	9/6/2000	its Preparation and Composition
Containing Said Oil
0117 / 000021	Indonesia	P-001679	1/24/1992	Arachidonic Acid and Methods for the	Granted
		ID 0000393	12/22/1995	Production and Use Thereof
0116 / 000022	Israel	100732.0	10/1/1995	Arachidonic Acid and Methods for the	Granted
Production and Use Thereof
0273 / 000023	Italy	EP92904428.7	1/22/1992	Fungal Oil Containing ARA, Method for	Granted
		EP0568608	9/6/2000	its Preparation and Composition
Containing Said Oil
0203 / 000024	Japan	240168/98	1/22/1992	Arachidonic Acid Containing Fungal Oil	Granted
		3229268	9/7/2001
274 / 000026	Luxembourg	EP92904428.7EP	1/22/19929/6/2000	Fungal Oil Containing ARA, Method for	Granted
		0568608		its Preparation and Composition
Containing Said Oil
0119 / 000027	Mexico	9200301	1/24/1992	Arachidonic Acid and Methods for the	Granted
		202940	7/6/2001	Production and Use Thereof
275 / 000028	Monaco	EP92904428.7	1/22/1992	Fungal Oil Containing ARA, Method for	Granted
		EP0568608	9/6/2000	its Preparation and Composition
Containing Said Oil
0276 / 000029	Netherlands	EP92904428.7	1/22/1992	Fungal Oil Containing ARA, Method for	Granted
		EP0568608	9/6/2000	its Preparation and Composition
Containing Said Oil
0113 / 000030	New Zealand	241358	1/22/1992	Arachidonic Acid and Methods for the	Granted
		NZ 241358	2/8/1995	Production and Use Thereof
0122 / 000031	PCT	WO 92/ 13086	1/22/1992	Arachidonic Acid and Methods for the	Entered Nat'l Phase
		PCT/US92/00517	8/6/1992	Production and Use Thereof	Published
0121 / 000032	Philippines	43811	1/22/1992	Arachidonic Acid and Methods for the	Granted
		1992-43811	8/22/2002	Production and Use Thereof
087/ 000033	Russia	93-054772	1/22/1992	Arachidonic Acid and Methods for the	Granted
		2120998	1/29/1998	Production and Use Thereof
0037 / 000034	South Africa	92/0454	1/22/1992	Arachidonic Acid and Methods for the	Granted
		92/0454	10/28/1992	Production and Use Thereof
0085 / 000035	South Korea	1993-702193	1/22/1992	Arachidonic Acid and Methods for the	Granted
		254300	2/1/2000	Production and Use Thereof
0226 / 000036	South Korea	10-1999-7008800	9/27/1999	An Oil Composition Containing ARA	Granted
		302036	6/29/2001
0269 / 000037	Spain (ES)	EP92904428.7	1/22/1992	Fungal Oil Containing ARA, Method for	Granted
		EP0568608	9/6/2000	its Preparation and Composition
Containing Said Oil
0027 / 000038	Sri Lanka	10527	1/22/1992	Arachidonic Acid and Methods for the	Granted
		10527	10/27/1993	Production and Use Thereof

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

4 of 11

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. /		Application or	Appl. Date or Date
Hunton No.	Country	Patent Number	Issued	Title of Patent	Status
0277 / 000039	Sweden	EP92904428.7	1/22/1992	Fungal Oil Containing ARA, Method for	Granted
		EP0568608	9/6/2000	its Preparation and Composition
Containing Said Oil
0266 / 000040	Switzer	EP92904428.7	1/22/1992	Fungal Oil Containing ARA, Method for	Granted
	land	EP0568608	9/6/2000	its Preparation and Composition
Containing Said Oil
0271 / 000041	United Kingdom	EP92904428.7EP 0568608	1/22/19929/6/2000	Fungal Oil Containing ARA, Method for its Preparation and Composition Containing Said Oil	Granted
003 / 000043	Australia	AU 96/48542	1/3/1996	Arachidonic Acid and Methods for the	Granted
		713567	12/2/1999	Production and Use Thereof
*	*	*	*	*	Pending
005 / 000045	Canada	—	1/3/1996	Arachidonic Acid and Methods for the	Issued
		2,209,513	5/28/2002	Production and Use Thereof
*	*	*	*	*	Pending
0287 / 000047	Eurasia	1036.0	8/28/2000	Unmodified Fungal Oil Mortierella Sp.,	Granted
Method for Production Thereof, Method
of Providing Arachidonic Acid to Infant
Formula, Infant Formula Containing
Arachidonic Acid, Method of Providing a
Human with Supplemental Amount of
Arachidonic Acid and Cosmetic
Composition
007 / 000048	Europe	96904435.3	1/3/1996	Arachidonic Acid and Methods for the	Issued
		0800584	5/2/03	Production and Use Thereof
*	*	*	*	*	Pending
Published
/ 000261	Portugal	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the	Granted
		EP0800584	5/2/03	Production and Use Thereof
/ 000262	Sweden	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the	Granted
		EP0800584	5/2/03	Production and Use Thereof
/ 000263	Monaco	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the	Granted
		EP0800584	5/2/03	Production and Use Thereof
/ 000264	Nether	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the	Granted
	lands	EP0800584	5/2/03	Production and Use Thereof
/ 000265	Luxembourg	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the	Granted
		EP0800584	5/2/03	Production and Use Thereof
/ 000266	Italy	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the	Granted
		EP0800584	5/2/03	Production and Use Thereof
/ 000267	Ireland	EP96904435.3 EP	1/3/19965/2/03	Arachidonic Acid and Methods for the	Granted
		0800584		Production and Use Thereof
/ 000268	Greece	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the	Granted
		EP0800584	5/2/03	Production and Use Thereof

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

5 of 11

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. /		Application or	Appl. Date or Date
Hunton No.	Country	Patent Number	Issued	Title of Patent	Status
/ 000269	United Kingdom	EP96904435.3 EP0800584	1/3/1996 5/2/03	Arachidonic Acid and Methods for the Production and Use Thereof	Granted
/ 000270	France	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the	Granted
		EP0800584	5/2/03	Production and Use Thereof
/ 000271	Germany	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the	Granted
		EP0800584	5/2/03	Production and Use Thereof
/ 000272	Switzer	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the	Granted
	land	EP0800584	5/2/03	Production and Use Thereof
/ 000273	Austria	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the	Granted
		EP0800584	5/2/03	Production and Use Thereof
/ 000274	Belgium	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the	Granted
		EP0800584	5/2/03	Production and Use Thereof
/ 000275	Denmark	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the	Granted
		EP0800584	5/2/03	Production and Use Thereof
/ 000276	Spain	EP96904435.3	1/3/1996	Arachidonic Acid and Methods for the	Granted
		EP0800584	5/2/03	Production and Use Thereof
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
0062 / 000053	PCT	US96/00182WO96/	1/3/967/11/1996	Arachidonic Acid and Methods for the	Entered Nat'l Phase
		21037		Production and Use Thereof	Published
*	*	*	*	*	Pending
0173/ 000055	Singapore	9703038.1	1/3/1996	Arachidonic Acid and Methods for the	Granted
		42669	3/30/1999	Production and Use Thereof
*	*	*	*	*	Pending
0025 / 000057	USA	Appl. 08/367881	1/3/1995	Arachidonic Acid and Methods for the	Granted
		US 5,658,767	8/19/1997	Production and Use Thereof
0014 / 000058	Russia	EA-97/0090-US	1/3/1996	Arachidonic Acid and Methods for the	Granted
		1036	8/28/2000	Production and Use Thereof

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

6 of 11

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. /		Application or	Appl. Date or Date
Hunton No.	Country	Patent Number	Issued	Title of Patent	Status
0186 / 000105	USA	09/210,598 US 6,166,231	12/15/1998 12/26/2000	Two Phase Extraction of Oil from Biomass	Granted
0103 / 000106	Australia	12392/92	1/22/92	Microbial Oil Mixtures and Uses Thereof	Granted
		661297	11/7/1995
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
0290 / 000107	Austria	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0291/000108	Belgium	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
*	*	*	*	*	Pending
0104 / 000110	Canada	2,101,274	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		2,101,274	12/15/1998
0294 / 000111	Denmark	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
*	*	*	*	*	Pending
Published
0029 / 000113	Europe	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP568606	4/18/2001
0305 / 000114	France	EP92904388.3EP	1/22/19924/18/2001	Microbial Oil Mixtures and Uses Thereof	Granted
0568606
0107 / 000115	French Africa (OPAI)	PV 60396 10348	1/22/92 12/29/1997	Microbial Oil Mixtures and Uses Thereof	Granted
0293 / 000116	Germany	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

7 of 11

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. /		Application or	Appl. Date or Date
Hunton No.	Country	Patent Number	Issued	Title of Patent	Status
0296 / 000117	Greece	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0105 / 000118	Indonesia	P001678	1/24/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		ID 0000174	6/20/1995
0026 / 000119	Israel	100733	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		100733	4/1/1996
0083 / 000120	Israel	114253	1/22/1992	Composition Including Blends of	Granted
		114253	10/14/1997	Microbial Oils and Their Preparation
0297 / 000121	Italy	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0032 / 000122	Japan	504606/92	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		2731035	12/19/1997
0300 / 000123	Luxembourg	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0090 / 000124	Mexico	9200320	1/24/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		183638	1/6/1997
0301 / 000125	Monaco	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0303 / 000126	Netherlands	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0106 / 000127	New Zealand	241359	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		241359	2/16/1996
0108 / 000128	PCT	PCT/US92/00522	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Entered Nat'l Phase
		WO 92/ 12711	8/6/1992		Published
0109 / 000129	Philippines	1992-4381243812	1/22/199211/23/2001	Microbial Oil Mixtures and Uses Thereof	Granted
0066 / 000130	Russia	930524210.13	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		2093996	10/27/1997
0065 / 000131	Singapore	9608986.7	4/13/1996	Microbial Oil Mixtures and Uses Thereof	Granted
		49307	1/10/2002
0110 / 000132	South Africa	92/0452	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		92/0452	10/28/1992
0034 / 000133	South Korea	1993-0702205	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		321543	1/9/2002
0245 / 000134	South Korea	2001-7003480	3/30/2000	Microbial Oil Mixtures and Uses Thereof	Granted
		292103	3/20/2001
0278 / 000135	South Korea	2001-7002283	2/22/2001	Microbial Oil Mixtures and Uses Thereof	Granted
		313987	10/25/2001

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

8 of 11

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. /		Application or	Appl. Date or Date
Hunton No.	Country	Patent Number	Issued	Title of Patent	Status
0302 / 000136	Spain	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0111 / 000137	Sri Lanka	10526	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		10526	6/17/1994
0304 / 000138	Sweden	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0292 / 000139	Switzer	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
	land	EP0568606	4/18/2001
0295 / 000140	United Kingdom	EP92904388.3	1/22/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		EP0568606	4/18/2001
0102 / 000141	USA	07/944,739	9/14/1992	Microbial Oil Mixtures and Uses Thereof	Granted
		US 5,374,657	12/20/1994
0059 / 000142	USA	(07/944,739)	(9/14/1992)	Microbial Oil Mixtures and Uses Thereof	Granted
		08/358,474	12/19/1994
		US 5,550,156	8/27/1996
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending; Renewal
1/19/2004
*	*	*	*	*	Pending
Annuity Date
1-19-2004
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
2997-20-PUS	US	10/181756 6,568,351	7/19/2002 5/27/2003	Methods for Raising Rabbits	Issued; Annuity fees due
11/27/2006; 2010;
and 2014
*	*	*	*	*	Pending; Annuity
fee due 6/26/2006
*	*	*	*	*	Pending; Renewal
fees due 6/26/2004
*	*	*	*	*	Pending
*	*	*	*	*	Pending

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

9 of 11

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. /		Application or	Appl. Date or Date
Hunton No.	Country	Patent Number	Issued	Title of Patent	Status
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	*	*	*	*	Pending
*	US	*	*	*	Pending
2997-38-PCT	PCT	US02/27134	8/26/2002	Products Containing Highly Unsaturated	Published
		WO03/ 17945 A2	3/6/2003	Fatty Acids for Use by Women During
Stages of Preconception, Pregnancy and
Lactation
*	*	*	*	*	Pending
0127 / 000176	Australia	69635/94	6/2/1994	Methods and Pharmaceutical Compositions	Granted
		693450	11/5/1998	Useful for Treating Neurological
Disorders
*	*	*	*	*	Pending
0031 / 000178	Europe	94918217.4	6/2/1994	Methods and Pharmaceutical Compositions	Allowed
		WO94/28913		Useful for Treating Neurological
Disorders

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

10 of 11

Schedules to ARA Alliance, Purchase and Production Agreement

SR No. /		Application or	Appl. Date or Date
Hunton No.	Country	Patent Number	Issued	Title of Patent	Status
*	*	*	*	*	Pending
Published
*	*	*	*	*	Pending
0118 / 000181	PCT	PCT/US94/ 06317	6/2/1994	Methods and Pharmaceutical Compositions Useful for Treating Neurological Disorders	Entered Nat'l Phase Published

		W094/ 28913	12/22/1994
EP0707487
*	*	*	*	*	Pending
*	*	*	*	*	Pending
(Published)
0168 / 000185	Israel	122405	6/3/1996	Methods for Controlling Highly	Granted
		122405	4/10/2003	Unsaturated Fatty Acid Content in
			Hunton has 7/11/2003	Various Tissues
*	*	*	*	*	Pending
0067 / 000187	PCT	WO 96/ 40106	6/3/1996	Methods for Controlling Highly	Entered Nat'l Phase
		PCT/US96/0	12/19/1996	Unsaturated Fatty Acid Content in	Published
		8649		Various Tissues

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

11 of 11

Schedules to ARA Alliance, Purchase and Production Agreement

SCHEDULE 7.2(b)(i)
DSM PATENT OPPOSITIONS

     DSM Oppositions:

•	EP0568608 (via their Hoffman La-Roche AG Subsidiary)

•	EP0568606 (via their Hoffman La-Roche AG Subsidiary)

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

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SCHEDULE 7.2(b)(ii)
MARTEK PATENT OPPOSITIONS

     Martek Oppositions:

•	WO97/43362; EP0904339 B1

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.

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SCHEDULE 10.19
TERMINATION AGREEMENT

* The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.